SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

DELAWARE GROUP ADVISER FUNDS
DELAWARE GROUP CASH RESERVE
DELAWARE GROUP EQUITY FUNDS I
DELAWARE GROUP EQUITY FUNDS II
DELAWARE GROUP EQUITY FUNDS III
DELAWARE GROUP EQUITY FUNDS IV
DELAWARE GROUP EQUITY FUNDS V
DELAWARE GROUP FOUNDATION FUNDS
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE GROUP GOVERNMENT FUND
DELAWARE GROUP INCOME FUNDS
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
DELAWARE GROUP TAX FREE FUND
DELAWARE GROUP TAX-FREE MONEY FUND
DELAWARE POOLED TRUST1
VOYAGEUR INSURED FUNDS
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
VOYAGEUR MUTUAL FUNDS III
VOYAGEUR TAX FREE FUNDS
(Namof Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:

1 Solely on behalf of Delaware REIT Fund (also known as The Real Estate Investment Trust Portfolio), a series of Delaware Pooled Trust

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

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[ ]	Fee paid previously with preliminary proxy materials.

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identify the filing for which the offsetting fee was paid previously. Identify the previous filing by
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PROXY MATERIALS

DELAWARE INVESTMENTS® FAMILY OF FUNDS

Delaware Group® Adviser Funds	Delaware Group Limited-Term Government Funds
Delaware Group Cash Reserve	Delaware Group State Tax-Free Income Trust
Delaware Group Equity Funds I	Delaware Group Tax-Free Fund
Delaware Group Equity Funds II	Delaware Group Tax-Free Money Fund
Delaware Group Equity Funds III	Delaware Pooled® Trust[1]
Delaware Group Equity Funds IV	Voyageur Insured Funds
Delaware Group Equity Funds V	Voyageur Intermediate Tax Free Funds
Delaware Group Foundation® Funds	Voyageur Mutual Funds
Delaware Group Global & International Funds	Voyageur Mutual Funds II
Delaware Group Government Fund	Voyageur Mutual Funds III
Delaware Group Income Funds	Voyageur Tax Free Funds

Dear Shareholder:

     I am writing to let you know that a joint special meeting (the “Meeting”) of shareholders of the Delaware Investments funds mentioned above (the “Trusts”) will be held at the offices Stradley Ronon Stevens & Young, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on November 12, 2009, at 3:00 p.m., Eastern time. The purpose of the special meeting to vote on several important proposals that affect the Trusts and each of their separate series (each, a “Fund” and collectively, the “Funds”) and your investment in one or more of them. Meeting will be held concurrently with the meetings of shareholders of other funds within the Delaware Investments® Family of Funds. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Funds. This package contains information about proposals and the materials to use when voting by mail, telephone or through the Internet.

     Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

     The proposals have been carefully reviewed by the Boards of Trustees of the Trusts. Trustees, all but one of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders.

The Trustees recommend that you vote FOR each proposal.

     The enclosed Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed Proxy Statement.

     Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it

1	Solely on behalf of Delaware REIT Fund (also known as The Real Estate Investment Trust Portfolio), a series of Delaware Pooled Trust.

in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the website indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

     If you have any questions before you vote, please call Computershare Fund Services, Inc. (“Computershare”), the Fund’s proxy solicitor, at 877 520-8548. Computershare will help you get your vote in quickly. You may also receive a telephone call from Computershare reminding you to vote your shares. Thank you for your participation in this important initiative.

Sincerely,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President, and Chief Executive Officer

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To be held on November 12, 2009

To the Shareholders of:

Delaware Group® Adviser Funds	Delaware Group Limited-Term Government Funds
Delaware Group Cash Reserve	Delaware Group State Tax-Free Income Trust
Delaware Group Equity Funds I	Delaware Group Tax-Free Fund
Delaware Group Equity Funds II	Delaware Group Tax-Free Money Fund
Delaware Group Equity Funds III	Delaware Pooled® Trust[1]
Delaware Group Equity Funds IV	Voyageur Insured Funds
Delaware Group Equity Funds V	Voyageur Intermediate Tax Free Funds
Delaware Group Foundation® Funds	Voyageur Mutual Funds
Delaware Group Global & International Funds	Voyageur Mutual Funds II
Delaware Group Government Fund	Voyageur Mutual Funds III
Delaware Group Income Funds	Voyageur Tax Free Funds

     NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of shareholders of the open-end registered investment companies listed above (each, a “Trust” and collectively, the “Trusts”), along with certain other funds within the Delaware Investments® Family of Funds, each of which is issuing proxy solicitation materials, will be held at the offices of Stradley Ronon Stevens & Young, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103 on November 12, 2009, at 3:00 p.m., Eastern time. The Meeting is being called to vote on the following proposals:

1.	To elect a Board of Trustees for each of the Trusts. The nominees for election to the Boards of Trustees, all of whom are presently members of the Boards, are:

Thomas L. Bennett	Ann R. Leven
Patrick P. Coyne	Thomas F. Madison
John A. Fry	Janet L. Yeomans
Anthony D. Knerr	J. Richard Zecher
Lucinda S. Landreth

2.	To approve a new investment advisory agreement for each separate series of the Trusts (each, a “Fund” and collectively, the “Funds”).

     Shareholders of record of the Trusts as of the close of business on September 18, 2009 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Your vote is important.

By order of the Boards of Trustees,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President and Chief Executive Officer

1	Solely on behalf of Delaware REIT Fund (also known as The Real Estate Investment Trust Portfolio), a series of Delaware Pooled Trust.

[September 21], 2009

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card, sign it, and return it in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

DELAWARE INVESTMENTS® FAMILY OF FUNDS

JOINT PROXY STATEMENT

Dated September [21], 2009

Delaware Group® Adviser Funds	Delaware Group Limited-Term Government Funds
Delaware Group Cash Reserve	Delaware Group State Tax-Free Income Trust
Delaware Group Equity Funds I	Delaware Group Tax-Free Fund
Delaware Group Equity Funds II	Delaware Group Tax-Free Money Fund
Delaware Group Equity Funds III	Delaware Pooled® Trust[1]
Delaware Group Equity Funds IV	Voyageur Insured Funds
Delaware Group Equity Funds V	Voyageur Intermediate Tax Free Funds
Delaware Group Foundation® Funds	Voyageur Mutual Funds
Delaware Group Global & International Funds	Voyageur Mutual Funds II
Delaware Group Government Fund	Voyageur Mutual Funds III
Delaware Group Income Funds	Voyageur Tax Free Funds

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: this proxy statement is available at www. delawareinvestments.com.

     This joint proxy statement (the “Proxy Statement”) solicits proxies to be voted at a Joint Special Meeting of Shareholders (the “Meeting”) of the registered open-end management investment companies listed above (each, a “Trust” and collectively, the “Trusts”), along with other funds in the Delaware Investments Family of Funds, each of which is issuing proxy solicitation materials. Each of the separate funds within a Trust is referred to as a “Fund” and all of the Funds are collectively referred to as the “Funds.” The Meeting was called by the Boards of Trustees of the Trusts (each, a “Board” and collectively, the “Boards”) to vote on the following proposals, each of which is described more fully below:

	Proposal	Who votes on the proposal?
1.	To elect a Board of Trustees.	Shareholders of each Trust, with shareholders
of all Funds of such Trust voting collectively.
2.	To approve a new investment	Shareholders of each Fund, voting separately
	advisory agreement for each Fund.	from shareholders of each other Fund.

     The principal offices of the Trusts are located at 2005 Market Street, Philadelphia, Pennsylvania 19103. You can reach the offices of the Trusts by telephone by calling (800) 523-1918. Each Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). A list of the Funds of each Trust is set forth in Appendix A.

1	Solely on behalf of Delaware REIT Fund (also known as The Real Estate Investment Trust Portfolio), a series of Delaware Pooled Trust.

     The Meeting will be held at the offices of Stradley Ronon Stevens & Young, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103 on November 12, 2009, at 3:00 p.m., Eastern time. The Boards, on behalf of each Fund, are soliciting these proxies. This Proxy Statement will first be sent to shareholders on or about September [21], 2009.

     This Proxy Statement gives you information about the Trustees, the new advisory agreement, and other matters that you should know before voting. The Board of each Trust has determined that the joint use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of all of the Funds.

     Each Fund’s annual report to shareholders is sent to shareholders of record following the Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its most recent annual report and most recent succeeding semiannual report, if any, to a shareholder upon request. Such requests should be directed to a Fund by calling 800 523-1918 or by writing to the Fund at Attention: Account Services, P.O. Box 219691, Kansas City, MO 64121-9691 by regular mail or 430 W. 7th Street, Kansas City, MO 64105 by overnight courier service.

     Two or more shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Fund has received instructions to the contrary. Each Fund will promptly send a separate copy of such documents to any shareholder upon request. To request a separate copy of an annual report or the Proxy Statement, shareholders should contact their Fund at the address and phone number set forth above.

PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

Introduction to Proposal 1

     In Proposal 1, shareholders of each Trust are being asked to elect nine Trustees (together, the “Trustee Nominees”) to the Boards. All of the Trustee Nominees are currently members of the Boards.

     Each Trust is governed by a Board, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the Trust. Each Trust has a Board comprised of the same Trustees, and each Trust is served by the same Officers.

Who are the Trustee Nominees?

     The Trustees of the Boards (each, a “Trustee” and collectively, the “Trustees”) are responsible for supervising the management of the Trusts and serving the needs and best interests of Fund shareholders. As noted above, all of the Trustee Nominees standing for election are currently members of the Boards. The nine Trustee Nominees are Thomas L. Bennett, Patrick P. Coyne, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and J. Richard Zecher.

     Each Board is comprised of the same nine Board members, eight of whom are not “interested persons” of the Trusts, as that term is defined in the 1940 Act (together, the “Independent Trustees”). Only Mr. Coyne is deemed to be an “Interested Trustee” of the Trusts, because he is an executive officer of the Funds’ investment adviser. Appendix B includes a list of the Trustees with certain background and related information.

     If elected, each Trustee Nominee will hold office for an indefinite term until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal. Each Trustee Nominee currently is available and has consented to serve if elected. If any of the Trustee Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Trustees. Ann R. Leven serves as Coordinating Trustee for each Trust. Although Mr. Coyne, the Chairman, President, and CEO of the Funds’ investment adviser, currently serves as a Trustee, he is standing for election by Fund shareholders for the first time. Mr. Coyne was appointed to the Boards in 2006, and was recommended for appointment to the Boards by the Nominating and Corporate Governance Committee, which consists solely of Independent Trustees.

How are Nominees for Trustee Selected?

     Each Board’s Nominating and Corporate Governance Committee recommends Board members, fills vacancies, and considers the qualifications of prospective Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for Trustee nominations only in the event that there is a vacancy on a Board. Shareholders who wish to submit recommendations for nominations to fill a vacancy on a Board must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to a Board will be kept on file for consideration when there is a vacancy on the Board. The committee consists of John A. Fry, Chairman; Anthony D. Knerr; Lucinda S. Landreth; and Ann R. Leven (ex officio), all of whom are Independent Trustees. Each Trust’s Nominating and Corporate Governance Committee held five meetings during the 12-month period ended June 30, 2009. Each Board has adopted and approved a formal written charter for the Nominating and Corporate Governance Committee, which is attached as Appendix D to this Proxy Statement.

     The Nominating and Corporate Governance Committee met on September 3, 2009, to evaluate candidates for positions on the Boards, including evaluating candidates’ qualifications for Board membership and their independence from the Funds’ investment adviser and other affiliates and principal service providers, as well as such other information as the Committee deemed relevant to their considerations. The Nominating and Corporate Governance Committee recommended the Trustee Nominees for nomination by the Independent Trustees, and at their meeting on September 3, 2009, the Independent Trustees selected and nominated the Trustee Nominees for election by the shareholders of each Trust.

How Often Do the Boards Meet and What Are the Trustees Paid?

     Each Board is responsible for establishing its Trust’s policies and for overseeing the management of the Trust. The Boards held six meetings during the 12-month period ended June 30, 2009. Each Trustee Nominee attended at least 75% of the aggregate total number of meetings of the Boards held during each Trust’s last fiscal year, and attended at least 75% of the total number of meetings held during that year by all committees of the Boards on which he or she served. The Trusts do not have a formal policy regarding Trustee attendance at shareholders’ meetings but they encourage Trustees to do so. The Trusts do not hold annual meetings at which Trustees are elected.

     None of the Independent Trustees owns, beneficially or of record, securities issued by any investment adviser or principal underwriter of any of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing. The table in Appendix E shows the dollar range of shares of the Funds and the aggregate dollar range of shares of the Delaware Investments Family of Funds that are beneficially owned by each Trustee Nominee as of June 30, 2009.

     Each Independent Trustee is compensated by the Trusts. Mr. Coyne, the sole Trustee who is not an Independent Trustee, is not compensated by the Trusts for serving as Trustee. Trust officers are not compensated by the Trust. The table in Appendix F shows the amount of compensation that each Trustee received from each Trust during the 12-month period ended June 30, 2009, and the aggregate amount of compensation that each Trustee received from the Delaware Investments Family of Funds during that period.  In addition, the Independent Trustees received separate compensation form the Trusts for the meetings held in connection with their review of the transaction described under Proposal 2 below.

Who are the Principal Officers of the Trust?

     Officers of each Trust are appointed by the Trust’s Board and serve at the pleasure of the Board. Appendix C to this Proxy Statement identifies the principal officers of the Trusts, and provides the officers’ names, birth dates, addresses, positions and length of service with the Trusts, and principal occupations during the past five years.

What are the Standing Committees of the Board?

     Each Trust’s Board has four standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, the Independent Trustees Committee, and the Investments Committee.

Audit Committee. This committee monitors accounting and financial reporting policies and practices and internal controls for a Trust. It also oversees the quality and objectivity of a Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. Each Trust’s Audit Committee consists of the following Independent Trustees: Thomas F. Madison, Chairman; Thomas L. Bennett; John A. Fry; and J. Richard Zecher. Each Trust’s Audit Committee held six meetings during the 12-month period ended June 30, 2009.

Nominating and Corporate Governance Committee. Information on the Nominating and Corporate Governance Committee is provided above under “How are Nominees for Trustee Selected?”

Independent Trustees Committee. This committee develops and recommends to the Boards a set of corporate governance principles and oversees the evaluation of the Boards, the committees, and Board activities. The committee is comprised of all of the Independent Trustees. Each Trust’s Independent Trustees Committee held four meetings during the 12-month period ended June 30, 2009.

Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Boards, upon request, in oversight of the investment advisory services provided to the Funds by their investment adviser as well as any sub-advisers; (ii) review all proposed advisory and sub-advisory agreements for new Funds or proposed amendments to existing agreements and to recommend what action the full Boards and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review from time to time reports supplied by the Funds’ investment adviser regarding investment performance and expenses and suggest changes to such reports. Each Board’s Investments Committee consists of the following Independent Trustees: Thomas L. Bennett, Chairman; Anthony D. Knerr; Lucinda S. Landreth; Ann R. Leven (ex officio); Janet L. Yeomans; and J. Richard Zecher. Each Investments Committee held four meetings during the 12-month period ended June 30, 2009.

Who are the Trusts’ Independent Auditors?

Selection of Auditors. For each Trust, the Audit Committee and the Board have selected the firm of Ernst & Young LLP (“E&Y”) to serve as the Funds’ independent registered public accounting firm. Representatives of E&Y are not expected to be present at the Meeting, but will be available to answer any questions or if otherwise necessary.

Audit Fees. Appendix G shows for each Trust the aggregate fees billed for each of the last two fiscal years for professional services rendered by E&Y for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by E&Y in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. No Trust was billed during its last two fiscal years for assurance and related services rendered by E&Y that were reasonably related to the audit or review of the Trust’s financial statements but where such services were not reported under “Audit Fees” above. Appendix G shows for the last two fiscal years of each Trust the aggregate fees billed by E&Y for providing such services to the Funds’ investment adviser or other service providers that are under common control with the Funds’ investment adviser. These services included the issuance of reports concerning the Funds’ transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act of 1934, as amended.

Tax Fees. Appendix G also shows for each Trust the aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y to the Trust for tax compliance, tax advice, and tax planning. E&Y did not during any Trust’s last two fiscal years provide any such services to the Funds’ investment adviser or other service providers under common control with the Funds’ investment adviser. The tax-related services provided to the Trusts included the review of income tax returns and annual excise distribution calculations and, for certain of the Trusts, tax compliance services with respect to investments in foreign securities.

Aggregate Non-Audit Fees. Appendix G also shows, for each Trust’s last two fiscal years, the aggregate non-audit fees billed by E&Y for services rendered to the Trust, its investment adviser, and any entity controlling, controlled by, or under common control with its investment adviser that provides ongoing services to the Trust.

     For each Trust, the Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust’s investment adviser, and any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust, is compatible with maintaining the independence of E&Y. The Audit Committee has determined that E&Y’s provision of these services is compatible with maintaining E&Y’s independence. E&Y currently is analyzing whether its independence will be affected after the transaction described in Proposal 2 as a result of services provided by E&Y to Macquarie Group Limited and its affiliates.

All Other Fees. There were no additional fees paid by any Trust or to the Funds’ investment adviser or other service providers under common control with the Funds’ investment adviser during such Trust’s last two fiscal years for products and services provided by E&Y, other than the services reported above.

Pre-Approval Policies and Procedures. Each Trust’s Audit Committee has adopted Pre-Approval Policies and Procedures, which are set forth in Appendix H to this Proxy Statement. All of the fees disclosed above were pre-approved pursuant to the Pre-Approval Policies and Procedures. The Audit Committee for each Trust did not approve any of the services described above pursuant to the de minimis exceptions set forth in Rule 2-01(c)(7)(1)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

What is the Required Vote to Elect Trustees?

     Provided that “Quorum” requirements (as defined below in “Voting Information”) have been satisfied, the Trustee Nominees will be elected to the Board of each Trust by the affirmative vote of a plurality of votes cast collectively by shareholders of all of the Funds of such Trust. This means that the nine Trustee Nominees receiving the largest number of votes will be elected. For a Trust that is made up of more than one Fund, the votes of all the Funds of that Trust will be counted together in determining the results of the voting for Proposal 1.

PROPOSAL 2: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

     In Proposal 2, you are being asked to approve a new investment advisory agreement between your Fund and Delaware Management Company (“DMC”) (each, a “New Investment Advisory Agreement”). DMC currently serves as investment adviser for each Fund, but, for the reasons discussed below, a new investment advisory agreement will be required if the Transaction is completed. For a general description of the proposed New Investment Advisory Agreements and a general comparison of the proposed New Investment Advisory Agreements and the investment advisory agreements currently in effect for each Fund (each, a “Current Investment Advisory Agreement”), see “The New Investment Advisory Agreements” below. The form of the New Investment Advisory Agreements is included in Appendix I. The date of each Fund’s Current Investment Advisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix J.

     The Boards are proposing New Investment Advisory Agreements because the Current Investment Advisory Agreements will terminate upon completion of the Transaction, which is defined and discussed below. As required by the 1940 Act, each Current Investment Advisory Agreement terminates automatically upon its “assignment.” Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.” The consummation of the Transaction will result in a change of control of DMC, and thus, the assignment and automatic termination of the Current Investment Advisory Agreements. Shareholders of each Fund are therefore being asked to approve a New Investment Advisory Agreement for their Fund. Each New Investment Advisory Agreement would become effective only if approved by the shareholders of the applicable Fund and if the Transaction is completed. While the closing of the Transaction (the “Closing”) is currently expected to take place on or about December 31, 2009, if the Transaction is not completed or the Transaction Agreement (as hereinafter defined) is terminated, the New Investment Advisory Agreements will not go into effect and the Current Investment Advisory Agreements will continue in effect.

Description of the Transaction

     Lincoln National Corporation (“LNC”) and its indirect, wholly-owned subsidiary, Lincoln National Investment Companies, Inc. (“LNIC”) entered into a definitive agreement (the “Transaction Agreement”), dated as of August 18, 2009, with Macquarie Bank Limited, whereby LNIC will sell all of the capital stock of Delaware Management Holdings, Inc. (“DMHI”) to Macquarie Bank Limited (the “Transaction”). Certain Fund service providers are subsidiaries of DMHI and will be included in the Transaction, including DMC, Delaware Service Company, Inc. (“DSC”), the fund accounting and financial administration oversight provider for the Funds, and Delaware Distributors, L.P. (“DDLP”), the principal underwriter for the Funds. DMHI and its various affiliates are sometimes referred to herein as “Delaware Investments.”

     Macquarie Group Limited and its various subsidiaries (including Macquarie Bank Limited) are referred to herein as “Macquarie Group.” The Transaction Agreement requires Macquarie Bank Limited to pay LNC approximately $428 million in cash at the Closing to acquire DMHI and its subsidiaries, such amount subject to certain specified closing adjustments at and after the Closing. As noted above, the Closing is currently expected to take place on or about December 31, 2009. The Closing is subject to the satisfaction or waiver of customary closing conditions, including (i) annualized advisory fees payable to DMC by all clients that have consented to the assignment of their advisory agreements or approved a new advisory agreement (including the Trusts) not being less than 75% of annualized advisory fees payable to DMC as of April 30, 2009 and (ii) the parties obtaining certain domestic and international regulatory approvals (including expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

     DMC manages the assets of each Fund and makes each Fund’s investment decisions, subject to the supervision of the Board of each Trust. DMC is a series of Delaware Management Business Trust (“DMBT”), which is a subsidiary of DMHI. Delaware Investments is the marketing name for DMHI and its subsidiaries. DMC is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware Investments has been managing mutual funds since 1938. As of June 30, 2009, DMC and its affiliates managed, in the aggregate, more than $120 billion in assets in various institutional, separately managed, investment company, and insurance accounts. DMHI, a Delaware corporation formed in 1992, is a holding company that, through its subsidiaries and affiliates, provides investment advisory, asset management, administrative, broker-dealer, and related products and services. DMHI’s asset management capabilities include the ability to manage equity, fixed income, and money market securities, which are offered through vehicles such as mutual funds, closed-end funds, privately managed accounts, and institutional separate accounts. DMHI is a subsidiary of, and subject to ultimate majority control of, LNC, which is a publicly traded corporation. LNC is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. LNIC is an Indiana corporation and an indirect, wholly owned subsidiary of LNC. LNIC owns 100% of the issued and outstanding common stock of DMHI. After the Transaction, DMHI will be an indirect wholly owned subsidiary of Macquarie Group Limited.

     Macquarie Group is a global provider of banking, financial, advisory, investment and fund management services. Macquarie Group Limited, No. 1 Martin Place, Sydney, New South Wales 2000, Australia, is listed on the Australian Securities Exchange (ASX:MQG) and is regulated by the Australian Prudential Regulation Authority, the Australian banking regulator, as the owner of Macquarie Bank Limited, an authorized deposit taker. Founded in 1969, Macquarie Group now operates in more than 70 office locations in over 26 countries. Macquarie Group employed approximately 12,500 people and had assets under management of $190 billion as of July 31, 2009. Macquarie Group has been active in North America for over a decade. Macquarie Group currently has more than 1,900 professionals in offices in 25 North American locations. Macquarie Funds Group, the asset management arm of Macquarie Group, is a full service global fund manager with over 25 years’ experience and offers a range of investments for retail and institutional investors across a variety of asset classes including fixed income, cash, currencies, equities, commodities, emerging markets, listed infrastructure and listed real estate as well as private equity and hedge fund of funds. Macquarie Funds Group employs over 600 staff across 19 locations globally with assets under management of approximately $67 billion as of July 31, 2009. More information on Macquarie Group’s operations is available at www.macquarie.com.au and at www.macquarie.com/us.

Australian Banking Regulations require the following disclaimer to be made:
Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any Fund, the repayment of capital from any Fund, or any particular rate of return.

     The Transaction is part of Macquarie Group’s strategy to develop a global asset management capability through building a highly regarded team of investment professionals, offering an attractive suite of investment products and gaining broader access to markets in the United States. Macquarie Group values DMC’s focus on the advisory segment of the U.S. market, its significant investment management capabilities, and its experienced management team. The Transaction is not expected to result in a change in the persons responsible for the day-to-day management of the Funds or in the operation of the Funds.

     It is currently anticipated that following the closing of the Transaction, DMHI, DMC, DDLP, and DSC will continue to operate, and the Funds will continue to operate, and the Delaware brand will remain with the business. Upon completion of the Transaction, the combined assets under management of Macquarie Group and DMHI and their affiliates are expected to be over $300 billion. After the Transaction, DMHI and its subsidiaries (including DMC) will remain headquartered in Philadelphia. Investment management professionals serving DMC’s clients are not expected to change as a result of the Transaction. Clients of DMC may be offered opportunities to invest in new products with access to Macquarie Group’s investment strategies, notably in real assets, global fixed income securities, and alternative investments. Macquarie Group clients across its global network may be offered investment products involving Delaware’s investment strategies, in structures designed specifically for them. Macquarie Group also currently anticipates providing additional funding to support the growth of DMC and its affiliates, for example through potential investment in operations and distribution and a commitment to expanding its multi-boutique approach.

     In anticipation of the Transaction, the Boards have had a number of telephonic and in-person meetings and met both formally and in informational sessions between April 16, 2009, and September 3, 2009, for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve a New Investment Advisory Agreement. The 1940 Act requires that each Fund’s New Investment Advisory Agreement be approved by the Fund’s shareholders in order to become effective. At the in-person meetings held on September 3, 2009, and for the reasons discussed below (see “Board Considerations in Approving the New Investment Advisory Agreements” below), each Board, including a majority of its Independent Trustees, approved the New Investment Advisory Agreements as being in the best interests of the Funds and their shareholders and recommended their approval by shareholders. In the event shareholders of a Fund do not approve a New Investment Advisory Agreement, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders, including entering into an interim advisory agreement with DMC pursuant to Rule 15a-4 of the 1940 Act.

The New Investment Advisory Agreements

     Each Fund’s New Investment Advisory Agreement will be substantially similar to its Current Investment Advisory Agreement. Appendix I includes a form of the New Investment Advisory Agreement. A discussion of the basis for a Board’s approval of each Fund’s Current Investment Advisory Agreement is available in the Fund’s most recent annual or semi-annual report to shareholders. Appendix J provides information on the Current Investment Advisory Agreements, including their dates, date of last shareholder approval, the reason for the most recent submission to shareholders, and the rates the Funds pay for fund administrative services. Exhibit A to Appendix I discloses the rate of compensation of DMC under both the Current Investment Advisory Agreement and the New Investment Advisory Agreement. Appendix K describes for each Fund the aggregate amount of DMC’s fee and the amount and purpose of any other material payments to DMC (including any affiliated person of DMC) for services provided to each Fund during the last fiscal year of the Fund. These services will continue to be provided if the New Investment Advisory Agreements are approved. DMC provides investment advisory services to certain other funds that have investment objectives and policies similar to those of the Funds. Appendix K lists such other mutual funds advised by DMC, the net assets of those funds, and the management fee schedule pursuant to which DMC received advisory fees from those funds during the fiscal years ended on the dates noted.

Fees. There will be no change in the fee schedule applicable to any Fund under its New Investment Advisory Agreement. All currently effective contractual fee waivers or reimbursements will remain in place after the Transaction until the end of their respective terms, and Macquarie Group has no present intention to cause DMC to alter any voluntary expense waivers or reimbursements currently in effect for the Funds.

Investment Advisory Services. Each New Investment Advisory Agreement requires DMC to provide the same services to the applicable Funds as it does under the corresponding Current Investment Advisory Agreement. Each Fund’s New Investment Advisory Agreement generally provides that, subject to the direction and control of the Fund’s Board, DMC shall (i) regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Fund; (ii) effect the purchase and sale of those investments in furtherance of the Fund’s objectives and policies; and (iii) furnish the Board with information and reports regarding the Fund’s investments as DMC deems appropriate or as the Board may reasonably request.

     Subject to the primary objective of obtaining best execution, DMC may place orders for the purchase and sale of portfolio securities and other instruments with broker/dealers that provide statistical, factual, or financial information and services to a Fund, to DMC, or to other clients of DMC.

     Both the Current and New Investment Advisory Agreement for each Fund provide that the services of DMC are not exclusive to the Fund, and DMC and its affiliates may render services to others.

     The New Investment Advisory Agreements provide that DMC may, to the extent permitted by applicable law, appoint at its own expense one or more sub-advisers, including affiliates of DMC, to perform investment advisory services for the Fund. DMC may terminate a sub-adviser in its sole discretion at any time to the extent permitted by applicable law. A similar provision is included in the Current Investment Advisory Agreements.

Fund Administration Services. DMC and Macquarie Group have advised the Boards that they anticipate and intend that the nature and level of administrative services provided to the Funds under their Current Investment Advisory Agreements, in combination with any administrative services agreements, will not be diminished as a result of the Transaction or the implementation of the New Investment Advisory Agreements. In addition, any fees for administrative services, whether payable under a Current Investment Advisory Agreement or a separate administrative agreement, will not increase as a direct result of the Transaction or the New Investment Advisory Agreement.

Payment of Expenses. The provisions contained in each Fund’s New Investment Advisory Agreement addressing allocation of expenses is substantially similar in all material respects to those contained in that Fund’s Current Investment Advisory Agreement. Both the Current and New Investment Advisory Agreements provide that each Fund is responsible for its own expenses, including costs incurred in the maintenance of a Fund’s corporate existence; the maintenance of the Fund’s books, records and procedures; dealing with the Fund’s shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. In addition, to avoid uncertainty, certain other expenses that are paid by the Funds under the Current Investment Advisory Agreement are listed expressly as Fund expenses in the New Investment Advisory Agreement. These expenses include auditing, fund accounting and financial administration fees, and other costs and expenses approved by the Board. Except as expressly provided for in the Current and New Investment Advisory Agreements, DMC is not responsible for a Fund’s expenses.

     Directors, officers, and employees of DMC may be Trustees and officers of the Trusts, but directors, officers, and employees of DMC who are Trustees, officers and/or employees of the Trusts do not receive any compensation from the Trusts for acting in a dual capacity. DMC may share facilities common to each Fund, which may include legal and accounting personnel, with appropriate proration of expenses between the applicable Fund and DMC.

Limitation on Liability. Under the Current and New Investment Advisory Agreements, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the investment adviser to a Fund, DMC shall not be liable to a Fund or to any shareholder for any action or omission arising in the course of, or connected with, rendering its services under the Agreement or for any losses arising from the purchase, holding or sale of any security, or otherwise.

Term and Continuance. If approved by shareholders of a Fund, the New Investment Advisory Agreement for the Fund will terminate two years from the date of implementation, and will continue in effect from year to year if its continuance is specifically approved at least annually by both (i) the vote of a majority of the Fund’s Board or the vote of a 1940 Act Majority (as defined below) of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the approval. The Current Investment Advisory Agreements have similar provisions for their term and continuance, although the initial dates of the Agreements differ.  The initial two year period has elapsed for most of the Current Investment Advisory Agreements.  Each of the Current Investment Advisory Agreements was most recently approved by each Fund’s Board in May 2009.

     A “1940 Act Majority” of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting called for the purpose of voting on the approval if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

Termination. Each Fund’s New Investment Advisory Agreement generally provides that the Agreement may be terminated at any time, without the payment of any penalty, by the Fund upon giving DMC 60 days’ written notice, provided that the termination by the Fund is directed or approved by the vote of a majority of the Fund’s Board or by the vote of a 1940 Act Majority of the Fund’s outstanding voting securities. The New Investment Advisory Agreements may also be terminated by DMC on 60 days’ written notice. As required by the 1940 Act, each New Investment Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act). The Current Investment Advisory Agreements contain similar termination provisions.

Proxy Voting. Each Fund’s New Investment Advisory Agreement provides explicitly that DMC shall be responsible for voting proxies of portfolio securities of each Fund, a service currently provided by DMC but not provided for explicitly in the Current Investment Advisory Agreement.

Amendments. To incorporate explicitly the requirements of the 1940 Act, each Fund’s New Investment Advisory Agreement provides that it may not be amended without a shareholder vote and a vote of the Independent Trustees, but that it may be amended without shareholder approval if the amendment relates solely to a change for which applicable laws and regulations do not require shareholder approval. Each Fund’s Current Investment Advisory Agreement does not contain a similar provision.

Other Changes. Each Fund’s New Investment Advisory Agreement conforms the Current Investment Advisory Agreement with currently applicable laws and regulations and includes a number of minor wording changes that clarify non-material ambiguities in the Current Investment Advisory Agreement.

Additional Information about DMC

     Appendix L provides the name, address and principal occupation of each executive officer and each trustee of DMC, and each individual who is an officer or Trustee of the Trusts and who is also an officer, employee or shareholder of DMC. The following Trustee Nominee and executive officers of the Trusts may receive a portion of the consideration described above as a result of the accelerated vesting of equity interests (the “Equity Interests”) in Delaware

Investments U.S., Inc. (“DIUS”), a subsidiary of DMHI and indirect parent of DMC, brought about by the Transaction: Patrick P. Coyne ____%; Michael J. Hogan ____%; See Yeng Quek ____%; Brian L. Murray, Jr. ____%; David P. O’Connor ____%; and Richard Salus ____%. ____%. See Appendix L for a list of the executive officer positions with the Trusts of each of the above named individuals. Generally, the Equity Interests will be fully vested and may be put back to DIUS or called by DIUS not later than thirteen months following the closing of the Transaction. The holders of the Equity Interests will only obtain a portion of the consideration described above if they put their vested Equity Interests back to DIUS or their Equity Interests is called by DIUS, and the dollar value of the Equity Interests will be ascertained at the time of the put or call, as the case may be. Certain other officers of DMC who are also officers of the Trusts own or hold vested or unvested stock or options on stock of LNC.

Board Considerations in Approving the New Investment Advisory Agreements

     At an in-person meeting held on September 3, 2009, the Boards, including the Independent Trustees, discussed and unanimously approved the New Investment Advisory Agreement between each Fund and DMC. Concluding that approval of the New Investment Advisory Agreement would be in the best interests of each Fund and its shareholders, the Boards also directed that each New Investment Advisory Agreement be submitted to the applicable Fund shareholders for approval, and recommended that shareholders vote “FOR” approval of each New Investment Advisory Agreement.

     Prior to their approval of the New Investment Advisory Agreement between each Fund and DMC, pursuant to letters from their independent legal counsel addressed to Macquarie Group and DMC, the Trustees requested extensive materials about the Transaction and matters related to the proposed approvals. To assist the Boards in considering the New Investment Advisory Agreements, Macquarie Group provided materials and information about Macquarie Group, including detailed written responses to the questions posed to it by the Independent Trustees. DMC also provided materials and information about the Transaction, including detailed written responses to the questions posed to it by the Independent Trustees.

     The Coordinating Trustee and the Chair of each committee of the Boards, together with their independent legal counsel and Fund counsel, met with representatives of DMC and Macquarie Group to discuss the Transaction in very preliminary terms. Thereafter, the Independent Trustees, together with their independent legal counsel and Fund counsel, participated in a combination of four separate in-person meetings and telephone conference calls with representatives of DMC and Macquarie Group. In addition, meetings in person or by telephone were held between management of DMC and certain Independent Trustees on four occasions during the months preceding the Board’s in-person meeting. At these meetings and on these telephone calls, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions on numerous occasions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the New Investment Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve such New Investment Advisory Agreements.

     At the in-person meetings and telephonic conference calls, the Trustees discussed the Transaction with DMC management and with key Macquarie Group representatives. The meetings included discussions of the strategic rationale for the Transaction as discussed above under “Description of the Transaction,” and Macquarie Group’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Macquarie Group made presentations to and responded to questions from the Trustees. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMHI and DMC in connection with the Transaction.

     In connection with the Trustees’ review of the New Investment Advisory Agreements, DMC and/or Macquarie Group emphasized that:

  Macquarie Group and DMC have assured the Trustees that there will be no adverse changes in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services.
  No material changes in personnel or operations are contemplated in the operation of DMC under Macquarie Group as a result of the Transaction and no material changes are currently contemplated in connection with third party service providers to the Funds.
  Macquarie Group has no present intention to cause DMC to alter the voluntary expense waivers and reimbursements currently in effect for the Funds and, therefore, the advisory and administrative fees would not increase by virtue of the Transaction or the New Advisory Agreements.
  Under the Transaction Agreement, Macquarie Group has agreed to conduct, and use reasonable best efforts to cause its affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.

     In addition to the information provided by DMC and Macquarie Group as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the New Advisory Agreements, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, for each Fund, the Trustees determined that the overall arrangements between the Fund and DMC, as provided in the New Advisory Agreements, including the proposed advisory fee and the related administration arrangements between the Funds and DMC, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included:

  The potential for expanding distribution of Fund shares through access to Macquarie Group’s existing distribution channels as well as the strengthening of Delaware Investments’ distribution capabilities through the acquisition of an exclusive wholesaling sales force from LNC.
  The reputation, financial strength, and resources of Macquarie Group as well as its historic and ongoing commitment to the asset management business in Australia as well as other parts of the world.
  The terms and conditions of the New Investment Advisory Agreements, including that each Fund’s total fees will not increase as a result of the New Investment Advisory Agreements, but rather will remain the same. (See “The New Investment Advisory Agreements” above).

  At its in-person meeting in May 2009, each Board had performed a full annual review of, or initially approved, the Current Investment Advisory Agreement as required by the 1940 Act and determined that DMC has the capabilities, resources, and personnel necessary to provide the advisory and administrative services currently provided to each Fund. Each Board also determined that the advisory and/or management fees paid by each Fund, taking into account any applicable fee waivers and breakpoints, represent reasonable compensation to DMC in light of the services provided, the costs to DMC of providing those services, economies of scale, and the fees and other expenses paid by similar funds (including information provided by Lipper Inc. (“Lipper”, an independent statistical compilation organization) and such other matters that the Boards considered relevant in the exercise of their reasonable judgment.
  The portfolio management teams for the Funds would not change as a result of the Transaction.
  LNC and Macquarie Group executed an agreement with the Trusts pursuant to which LNC and Macquarie Group have agreed to pay all expenses of the Funds in connection with the Boards’ consideration of the Transaction, the New Investment Advisory Agreements and related agreements, and all costs related to this proxy solicitation. The agreement also provides for indemnification by LNC or Macquarie Group, as applicable, of the Funds and the Trustees for any losses arising from claims that certain information provided by LNC or Macquarie Group for this Proxy Statement is untrue or misleading.  As a result, the Funds will bear no costs in evaluating the Transaction or seeking or obtaining shareholder approval of the New Investment Advisory Agreements.
  The likelihood that Macquarie Group would invest in DMC, resulting in potential benefits to the Funds and the shareholders, including the possibility of increased assets under management which would allow some Funds the potential opportunity to achieve economies of scale and lower fees.
  The compliance and regulatory history of Macquarie Group and its affiliates.

  Certain of these considerations are discussed in more detail below.

     In making its decision relating to the approval of each Fund’s New Investment Advisory Agreement, the Independent Trustees gave attention to all information furnished, however, the following discussion identifies the primary factors taken into account by the Trustees in approving the New Investment Advisory Agreements.

       Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Boards considered that the New Investment Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements (as discussed under "The New Investment Advisory Agreements"), and therefore, considered the many reports furnished to them throughout the 2008 and 2009 at regular Board meetings covering matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and the adherence to fair value pricing procedures as established by the Boards. The Trustees were pleased with the current staffing of DMC and the emphasis placed on research and risk management in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to Fund matters. The Boards also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Service Company, Inc. (“DSC”). The Board routinely reviews and has been impressed by DSC’s performance. The Trustees noted, in particular, DSC’s commitment to maintain a high level of service as well as DMC’s expenditures to improve the delivery of shareholder services. The Boards were assured that shareholders would continue to receive the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware Investments Fund for the same class of shares in another Delaware Investments Fund without a sales charge, to reinvest Fund dividends into additional shares of any of the Funds, and the privilege to combine holdings in other Funds to obtain a reduced sales charge. For the foregoing reasons, the Boards were satisfied with the nature, extent, and quality of the overall services provided by DMC.

     Investment Performance. The Trustees considered the overall investment performance of DMC and the Funds. The Trustees placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Trustees give appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to the approval of the Current Investment Advisory Agreements at the in-person meeting in May 2009. At that meeting, the Trustees reviewed Lipper reports prepared for each Fund showing the investment performance in comparison to a group of funds selected by Lipper as being similar to such Fund (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest, ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% make up the second quartile; the next 25% make up the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3 , 5-, and 10-year periods. The Boards’ objective was that each Fund’s performance for the periods considered be at or above the median of its Performance Universe.

     During the May 2009 agreement review process, the Trustees observed the significant improvements to relative investment performance of the funds in the Delaware Investments Family of Funds compared to the information presented at the May 2008 meeting. At their meeting on September 3, 2009, the Trustees examined the investment performance of all of the funds in the Delaware Investments Family of Funds and compared the performance of each fund in the Delaware Investments Family of Funds relative to that of its respective peer group for the 1-, 3 , 5-, and 10-year periods ended June 30, 2009 against the corresponding relative investment performance of the Funds for such time periods ended December 31, 2008. As of June 30, 2009, 29 of the funds in the Delaware Investments Family of Funds had investment performance relative to that of the respective peer groups that was as good as or better than the corresponding relative investment performance at December 31, 2008 for all four time periods. At June 30, 2009, an additional 9 funds in the Delaware Investments Family of Funds had investment performance relative to that of their respective peer group that was better than the corresponding relative investment performance at December 31, 2008 for three of the four time periods. At June 30, 2009, 19 additional funds in the Delaware Investments Family of Funds had investment performance relative to that of their respective peer group that was approximately the same as that of the corresponding relative performance at December 31, 2008 and only 22 funds in the Delaware Investments Family of Funds had poorer relative investment performance at June 30, 2009 compared to that at December 31, 2008. The Trustees, therefore, concluded that investment performance of the funds in the Delaware Investments Family of Funds on an aggregate basis had continued to improve relative to their respective peer groups since the data reviewed at the May 2009 meeting. The Trustees also noted that the proposed continuity of DMC’s operations after the Transaction would be expected to mitigate any adverse impact on Fund performance arising from the Transaction.

     Comparative Expenses. The Trustees also evaluated expense comparison data for the Delaware Investments® Family of Funds previously considered in May 2009. At that meeting, DMC had provided the Boards with information on pricing levels and fee structures for the Funds and comparative funds. The Trustees focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Lipper as being similar to each Fund (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Trustees also considered fees paid to Delaware Investments for non-management services. The Trustees' objective was for each Fund’s total expense ratio to be competitive with that of the Expense Group. At the September 3, 2009 meeting, the Boards noted that the more recent comparative expenses for the Funds remained consistent with the previous review in May 2009. The Boards were assured that there was no current intention to change DMC’s existing voluntary expense waivers and reimbursement policy as a result of the Transaction, and that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the closing of the Transaction.

     Management Profitability. The Boards once again considered the level of profits realized by DMC in connection with the operation of the Funds. The Boards previously considered the level of profits realized by DMC in connection with the operation of the Funds at their May 2009 meeting. At that meeting, the Boards reviewed the Investment Management Profitability Analysis addressing the overall profitability of Delaware Investments’ business in providing management and other services to each of the Funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability.

At the May 2009 meeting, representatives of DMC had stated that the level of profits of DMC, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments (including DMC and its affiliates that provide services to the Funds). The Boards considered Delaware Investments’ efforts to improve services provided to Fund shareholders, to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives and the extent to which Delaware Investments might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies. The Boards found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC. At the September 3, 2009 meeting, DMC advised the Boards that DMC did not expect the Transaction to affect materially the profitability of Delaware Investments compared to the level of profitability considered during the May 2009 review. The Boards also noted Macquarie Group’s commitment to maintain sufficient capitalization of DMC and Delaware Investments to continue the same level and quality of services to the Funds.

     Economies of Scale. The Trustees considered whether economies of scale would be realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Trustees took into account DMC's practice of maintaining the competitive nature of management fees based on its benchmarking analysis for the Funds. Management believed, and the Boards agreed, that the Funds were priced with relatively low management fees to reflect potential economies of scale up front. The Boards also acknowledged Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market. Nonetheless, the Trustees believed that additional economies of scale could potentially be achieved in the future if DMC were owned by Macquarie Group as a result of Macquarie Group’s willingness to invest further in DMC’s asset management business, particularly with respect to distribution.

Fall-Out Benefits. The Trustees considered that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. They reviewed information about practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees recognized that DMC’s profitability would be somewhat lower without these benefits. The Trustees noted that DMC may derive reputational and other benefits from their association with each Fund.

     Other Board Considerations. As previously noted at the May 2009 meeting, the Boards separately received and reviewed independent historical and comparative reports prepared by Lipper. The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds in the peer group. The Independent Trustees discussed such reports with independent legal counsel at the meeting. The Boards requested and received certain information regarding the policies of DMC with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; DMC’s profitability; as well as any constraints or limitations on the availability of securities in certain investment styles that might inhibit DMC’s ability to invest fully in accordance with Fund policies. At the in-person meeting on September 3, 2009, the Boards noted that there had been no significant changes to the Lipper or other information reported at the May 2009 meeting. The Board was told that the Transaction and Macquarie Group’s acquisition of Delaware Investments would not, by itself, be expected to materially change this information.

     The Transaction. The Trustees received and reviewed the Transaction Agreement. The Trustees considered the purchase price to be paid and noted the conditions for the closing of the Transaction, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds. The Trustees were told that DMC would continue to manage LNC’s general account assets. The Trustees also considered the representations, warranties, and covenants made by the parties to the Transaction, including those related Section 15(f) of the 1940 Act.

     Board Review of Macquarie Group. The Trustees reviewed detailed information supplied by Macquarie Group about its operations as well as other information regarding Macquarie Group provided by their independent legal counsel. By reviewing a pro forma balance sheet of Delaware Investments as of the closing of the Transaction (which was provided by Macquarie Group in response to the Trustees’ request), the Trustees considered Macquarie Group’s projections of Delaware Investments’ capitalization following the Transaction and Delaware Investments’ ability to continue to provide the same level and quality of services to the Funds. The Trustees noted that there would be a transition period during which some services previously provided by LNC to Delaware Investments would be provided by Macquarie Group after the Closing. Macquarie Group described its proposed changes to Delaware Investments’ corporate governance, primarily through the anticipated addition of certain Macquarie Group officers to DMHI’s board of directors and to Delaware Investments’ distribution and product management affiliates.

     The Trustees considered favorably Macquarie Group’s statement that there would be no significant change to the executive, administrative, investment or support staff of Delaware Investments. Macquarie Group described the proposed harmonization of the compensation system in use at Delaware Investments with the compensation plan used by Macquarie Group, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel as well as support staff.  Macquarie Group described its current intention to enhance certain administrative and operation areas of DMC following the Transaction, including information technology, product management, and risk management.

     The Trustees also considered Macquarie Group’s support for Delaware Investments’ plans for Fund distribution by transferring wholesalers from Lincoln Financial Distributors, LNC’s retail distributor, to Delaware Investments and Macquarie Group’s intention to leave the Funds’ other service providers in place.

     Noting that asset management is one of its core businesses, Macquarie Group described for the Boards’ consideration its current strategic plans to grow its asset management activities, particularly in the Northern Hemisphere. The Boards considered Macquarie Group’s representation that the acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States.

     As a subsidiary of an Australian bank, Delaware Investments would be subject to certain Australian bank regulations following the Transaction. The Boards reviewed material supplied by Macquarie Group describing the new requirements to which Delaware Investments would be subject, including those related to disclosure, fund holdings, affiliated transactions, advisory agreements, and fee waivers. The Boards further considered certain exemptive relief that had been provided to Macquarie Group by the Australian bank regulator in anticipation of the Transaction as well as the nature of future relief that may be required. Macquarie Group represented, and the Boards concurred, that the Australian bank regulatory requirements would not have a material effect on the operations of DMC or the Funds, including DMC’s ability to continue to provide voluntary expense waivers and reimbursements to the Funds or to contribute appropriate levels of seed capital to new Funds.

     The Trustees noted that DMC has placed brokerage transactions with a broker-dealer affiliate of Macquarie Group and received research in connection with those transactions. In addition, certain other Macquarie Group affiliates participate as underwriters for securities offerings outside of the United States. The Boards determined to regularly monitor brokerage transactions with Macquarie Group affiliates for compliance with the requirements of Section 15(f) and Section 17(e) of the 1940 Act, and to ensure compliance with the Funds’ procedures under Rule 10f-3 promulgated under the 1940 Act for offerings in which a Macquarie Group affiliate is a member of the underwriting syndicate.

     Conclusion. The Independent Trustees of each Fund deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved each New Investment Advisory Agreement. The Boards concluded that the advisory fee rate under each New Investment Advisory Agreement is reasonable in relation to the services provided and that execution of the New Investment Advisory Agreement is in the best interests of the shareholders. For each Fund, the Trustees noted that they had concluded in their most recent advisory agreement continuance considerations in May, 2009 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ peer group; that the advisory fee would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. On that basis, the Trustees concluded that the total expense ratio and proposed advisory fee for each such Fund anticipated to result from the Transaction was acceptable. The Trustees also noted, with respect to the Funds that currently had the benefit of voluntary fee waivers, that Macquarie presently intended to continue such waivers. In approving each New Investment Advisory Agreement, each Board stated that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Required Vote

     To become effective with respect to a particular Fund, the New Investment Advisory Agreement for that Fund must be approved by a 1940 Act Majority vote of the Fund’s outstanding voting securities. The approval of one Fund’s New Investment Advisory Agreement is not contingent on the approval of any other Fund’s New Investment Advisory Agreement. Each New Investment Advisory Agreement was approved separately by the Independent Trustees, and by the Board of the applicable Trust as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above. The Board of each Trust also determined to submit each applicable Fund’s New Investment Advisory Agreement for consideration by the shareholders of the Fund. If the shareholders of a Fund do not approve the Fund’s New Investment Advisory Agreement, the Board of such Fund will consider other possible courses of action for the Fund.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE
APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

Section 15(f) of the 1940 Act

     The Boards have been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides that an owner (such as LNC and LNIC) of an investment adviser (such as DMC) to an investment company (such as a Fund) may receive payment or benefit in connection with the sale of an interest in the investment adviser only if two conditions are satisfied. The first condition is that during the three-year period following the transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. Each Fund’s Board currently meets this test and is expected to do so after the Transaction is completed. Second, no “unfair burden” can be imposed on the investment company as a result of the transaction. An “unfair burden” includes any arrangement during the two-year period after the transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). Macquarie Group has agreed under the Transaction Agreement that, following the Closing, to the extent within its control, it will not take or fail to take (or cause its affiliates to take or fail to take) any action that would have the effect, directly or indirectly, of causing the requirements of Section 15(f) of the 1940 Act not to be met in respect of the Transaction. In that regard, from and after the Closing date and to the extent within its control, the Macquarie Group has agreed to conduct its business (and to cause each of its affiliates to conduct its business) so as to assure that the two aforementioned conditions are satisfied.

More Information about the Funds

Transfer Agency Services. DSC, 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, acts as the shareholder servicing, dividend disbursing, and transfer agent for the Funds. For its shareholder servicing, dividend disbursing services, and transfer agency services, DSC is paid an annual per account charge of $11.00 for each open account and $6.50 for each closed account on its records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis. These charges are assessed monthly on a pro rata basis and determined by using the number of shareholder and retirement accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by each Board, including a majority of the Independent Trustees.

     DST Systems, Inc. (“DST”), 430 W. 7th Street, Kansas City, Missouri 64105, provides subtransfer agency services to the Funds. In connection with these services, DST administers the overnight investment of cash pending investment in the Fund or payment of redemptions. The proceeds of this investment program are used to offset the Fund’s transfer agency expenses.

Fund Accountants. The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, New York 10286-0001, provides fund accounting and financial administration services to each Fund. Those services include performing functions related to calculating each Fund’s net asset value (“NAV”) and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

     DSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Fund’s pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC for the services described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis.

Distribution Services. Pursuant to underwriting agreements relating to each of the Funds, DDLP, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the Funds. DDLP pays the expenses of the promotion and distribution of the Funds’ shares, except for payments by the Funds on behalf of Class A Shares, Class B Shares, Class C, and Class R Shares, as applicable under their respective 12b-1 Plans. DDLP also receives sales loads in connection with the purchase and redemption of certain classes of shares. DDLP is an indirect subsidiary of DMHI and is an affiliate of DMC.

     Following the Transaction, DDLP will be primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries. This function is currently provided by Lincoln Financial Distributors, Inc. (“LFD”), 130 N. Radnor-

Chester Road, Radnor, PA 19087-5221, pursuant to a contractual arrangement with DDLP. LFD is owned by LNC and is an affiliate of DDLP and DMC.

     No Fund paid any brokerage commissions for portfolio securities to any broker that is an affiliate (or an affiliate of an affiliate) of the Funds, DMC, DDLP, or DSC during the Fund’s most recently completed fiscal year.

VOTING INFORMATION

How will shareholder voting be handled?

     Only shareholders of record of the Funds at the close of business on September 18, 2009 (the “Record Date”), will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement. Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve a Proposal for a Fund are not received by the date of the Meeting, the Meeting may be adjourned for that Fund or for that Proposal to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in accordance with the recommendations of Management on questions of adjournment and any items other than the Proposals that properly come before the Meeting. A majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting with respect to that Fund. The Meeting may also be adjourned by the Chairperson of the Meeting.

     Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will have no effect on Proposal 1 but will have the same effect as a vote “against” Proposal 2. Broker non-votes are proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote. This generally occurs only when there is another matter at the meeting for which the brokers or nominees do have discretionary authority to vote, such as Proposal 1.

How do I ensure my vote is accurately recorded?

     You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you sign and date the proxy card but give no voting instructions, your shares will be voted in favor of all the Trustee Nominees in Proposal 1 and “For” Proposal 2. Your proxies will also be voted in accordance with the recommendations of Management on any matters that properly come before the Meeting or any adjournment of the Meeting, although management of the Funds does not expect any such matters to come before the Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.

May I revoke my proxy?

     Shareholders may revoke their proxy for a Fund at any time before it is voted by sending a written notice to the Fund expressly revoking their proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy and, if you wish to vote in-person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

What other matters will be voted upon at the Meeting?

     The Boards do not intend to bring any matters before the Meeting other than as described in this Proxy Statement. Because this is a Special Meeting, the Boards do not anticipate that any other matters will be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the recommendations of Management of each Fund.

Who is entitled to vote?

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement. The table in Appendix M shows as of July 31, 2009, as to each class of voting securities of the Funds, the number of shares outstanding.

What is the Quorum Requirement?

     A “Quorum” for a Trust or a particular Fund means one-third (33 1/3%) of the shares of that Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

Who will pay the expenses of the Meeting?

     Any out-of-pocket costs and expenses incurred by the Funds related to the Meeting, including the costs of preparing proxy solicitation materials and soliciting proxies in connection with the Meeting, will not be borne by the Funds. Macquarie Group and LNC have agreed to bear any such costs and expenses equally as provided in the Transaction Agreement. The Funds have engaged Computershare Fund Services, Inc. (“Computershare”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $750,000. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.  The agreement with Computershare provides that Computershare shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

What other solicitations will be made?

     This proxy solicitation is being made by the Board of each Fund for use at the Meeting. In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation will be shared equally by LNC and Macquarie Group as provided above. In addition to solicitations by mail, officers and employees of the Funds, DMC, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Funds expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

     As the Meeting date approaches, you may receive a telephone call from a representative of Computershare if your votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to Computershare, then the Computershare representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on the Proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Why did my household receive only one copy of this Proxy Statement?

     Unless you have instructed the Funds not to do so, only one copy of this Proxy Statement will be mailed to multiple Fund shareholders sharing an address (a “Household”), even if more than one shareholder in a Household is a Fund shareholder of record. If you need additional copies of this Proxy Statement, if you do not want the mailing of proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for the Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds by regular mail to P.O. Box 219691, Kansas City, MO 64121-9691, by overnight courier service to 430 W. 7th Street, Kansas City, MO 64105, or by calling toll-free 1-800-523-1918.

How do I submit a shareholder proposal for inclusion in a Trust’s proxy statement and form of proxy for a Trust’s next annual meeting?

     The governing instruments of the Trusts do not require that the Funds hold annual meetings of shareholders. Each Fund will, however, be required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Funds. Each Fund also would be required to hold an annual shareholders meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trusts’ governing instruments generally provide that a shareholder meeting may be called by a majority of the Trustees, the Chairperson of the Board, the President of the Trust, or on the written request of a specified percentage of the outstanding shares of a Trust (or of a particular Fund if the meeting relates solely to that Fund).

     Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to that Fund a reasonable time before the Board’s solicitation relating to such meeting is to be made. Shareholder proposals must meet certain legal requirements established by the U.S. Securities and Exchange Commission, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by that Fund a reasonable period of time before the Board’s solicitation relating to such meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Fund, David F. Connor, at the address of the Funds given above.

How may I communicate with the Boards?

     Shareholders who wish to communicate to the full Boards may address correspondence to Ann R. Leven, Coordinating Trustee for the Trusts, c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania, 19103. Shareholders may also send correspondence to the Coordinating Trustee or any individual Trustee c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

PRINCIPAL HOLDERS OF SHARES

     As of July 31, 2009, the officers and Trustees of the Trusts, as a group, owned less than 1% of the outstanding voting shares of any Fund or class thereof, except as noted in Appendix N.

     To the best knowledge of the Trusts, as of July 31, 2009, no person, except as set forth in Appendix O, owned of record 5% or more of the outstanding shares of any class of any Fund. Except as noted in Appendix O, the Trusts have no knowledge of beneficial ownership.

APPENDICES TO
PROXY STATEMENT

APPENDIX A – TRUSTS AND SERIES USING THIS PROXY STATEMENT

APPENDIX B - TRUSTEES OF THE TRUSTS

APPENDIX C – PRINCIPAL OFFICERS OF THE TRUSTS

APPENDIX D – NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

APPENDIX E – FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES

APPENDIX F — TRUSTEE COMPENSATION

APPENDIX G – AUDITOR INFORMATION

APPENDIX H - PRE-APPROVAL POLICIES AND PROCEDURES

APPENDIX I—FORM OF NEW INVESTMENT ADVISORY AGREEMENTS

APPENDIX J- CURRENT INVESTMENT ADVISORY AGREEMENTS: DATES OF APPROVALS; FEES

APPENDIX K - FUNDS ADVISED BY DMC: FEES PAID TO DMC AND AFFILIATES

APPENDIX L – TRUSTEES AND OFFICERS OF DMC

APPENDIX M – NUMBER OF SHARES OF EACH FUND OUTSTANDING AS OF JULY 31, 2009

APPENDIX N — 1% SHARE OWNERSHIP

APPENDIX O — 5% SHARE OWNERSHIP

APPENDIX A – TRUSTS AND SERIES USING THIS PROXY STATEMENT

Trust	Funds
Delaware Group Adviser Funds	Delaware Diversified Income Fund
Delaware U.S. Growth Fund
Delaware Group Cash Reserve	Delaware Cash Reserve Fund
Delaware Group Equity Funds I	Delaware Mid Cap Value Fund
Delaware Group Equity Funds II	Delaware Large Cap Value Fund
Delaware Value® Fund
Delaware Group Equity Funds III	Delaware American Services Fund
Delaware Small Cap Growth Fund
Delaware Trend® Fund
Delaware Group Equity Funds IV	Delaware Global Real Estate Securities Fund
Delaware Growth Opportunities Fund
Delaware Healthcare Fund
Delaware Group Equity Funds V	Delaware Dividend Income Fund
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund
Delaware Group Foundation Funds	Delaware Foundation Equity Fund
Delaware Aggressive Allocation Portfolio[1]
Delaware Conservative Allocation Portfolio[2]
Delaware Moderate Allocation Portfolio[3]
Delaware Group Global & International Funds	Delaware Emerging Markets Fund
Delaware Focus Global Growth Fund
Delaware Global Value Fund
Delaware International Value Equity Fund
Delaware Group Government Fund	Delaware Core Plus Bond Fund
Delaware Inflation Protected Bond Fund
Delaware Group Income Funds	Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Group Limited-Term Government Funds	Delaware Limited-Term Diversified Income Fund
Delaware Group State Tax-Free Income Trust	Delaware Tax-Free Pennsylvania Fund
Delaware Group Tax-Free Fund	Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund
Delaware Group Tax-Free Money Fund	Delaware Tax-Free Money Fund
Delaware Pooled® Trust	Delaware REIT Fund
(also known as The Real Estate Investment Trust Portfolio)
Voyageur Insured Funds	Delaware Tax-Free Arizona Fund
Voyageur Intermediate Tax Free Funds	Delaware Tax-Free Minnesota Intermediate Fund
Voyageur Mutual Funds	Delaware Minnesota High-Yield Municipal Bond Fund
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund
Voyageur Mutual Funds II	Delaware Tax-Free Colorado Fund
Voyageur Mutual Funds III	Delaware Large Cap Core Fund
Delaware Select Growth Fund
Voyageur Tax Free Funds	Delaware Tax-Free Minnesota Fund

1	On October 21, 2009, the name will be changed to Delaware Foundation® Growth Allocation Fund.
2	On October 21, 2009, the name will be changed to Delaware Foundation Conservative Allocation Fund.
3	On October 21, 2009, the name will be changed to Delaware Foundation Moderate Allocation Fund.

A-1

APPENDIX B - TRUSTEES OF THE TRUSTS

Number of Portfolios
Name, Address, and	Position(s) Held	Length of Time	Principal Occupation(s) During	in Fund Complex	Other Directorships
Birth Date	with the Trusts	Served	Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Trustee

Patrick P. Coyne[1]	Chairman,	Chairman and	Patrick P. Coyne has served in	81	Director — Kaydon
2005 Market Street	President, Chief	Trustee since	various executive capacities at		Corp.
Philadelphia, PA 19103	Executive Officer,	August 16,	different times at Delaware
	and Trustee	2006	Investments.[2]
April 1963
President and
Chief Executive
Officer since
August 1, 2006

Number of Portfolios
Name, Address, and	Position(s) Held	Length of Time	Principal Occupation(s) During	in Fund Complex	Other Directorships
Birth Date	with the Trusts	Served	Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees
Thomas L. Bennett	Trustee	Since March	Private Investor —	81	Director — Bryn
2005 Market Street		2005	(March 2004 – Present)		Mawr Bank Corp.
Philadelphia, PA					(BMTC)
19103			Investment Manager —		(April 2007 –
			Morgan Stanley & Co.		Present)
October 1947			(January 1984 – March 2004)

John A. Fry	Trustee	Since January	President —	81	Director —
2005 Market Street		2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002 – Present)		Systems
19103
			Executive Vice President —
May 1960			University of Pennsylvania
			(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since April	Founder and Managing Director	81	None
2005 Market Street		1990	— Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990 – Present)

December 1938
Lucinda S. Landreth	Trustee	Since March	Chief Investment Officer —	81	None
2005 Market Street		2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947
Ann R. Leven	Coordinating	Since October	Consultant —	81	Director and Audit
2005 Market Street	Trustee	1989	ARL Associates		Committee Chair —
Philadelphia, PA			(Financial Planning)		Systemax Inc.
19103			(1983 – Present)

November 1940
Thomas F. Madison	Trustee	Since May	President and Chief Executive	81	Director and Chair
2005 Market Street		1997[3]	Officer — MLM Partners, Inc.		of Compensation
Philadelphia, PA			(Small Business Investing &		Committee,
19103			Consulting)		Governance
			(January 1993 – Present)		Committee Member
February 1936					— CenterPoint
					Energy

					Lead Director and
					Chair of Audit and
					Governance
					Committees,
					Member of
					Compensation
					Committee —
					Digital River Inc.

					Director and Chair
					of Governance
					Committee, Audit
					Committee Member
					—
					Rimage Corporation

					Director and Chair
					of Compensation
					Committee —
					Spanlink
					Communications

					Lead Director and
					Member
					Compensation and
					Governance
					Committees –
					Valmont Industries,
					Inc.

Janet L. Yeomans	Trustee	Since April	Vice President and Treasurer	81	None
2005 Market Street		1999	(January 2006 – Present),
Philadelphia, PA			Vice President — Mergers &
19103			Acquisitions
			(January 2003 – January 2006),
July 1948			and Vice President
			(July 1995 – January 2003)
			3M Corporation
J. Richard Zecher	Trustee	Since March	Founder —	81	Director and Audit
2005 Market Street		2005	Investor Analytics		Committee Member
Philadelphia, PA			(Risk Management)		—
19103			(May 1999 – Present)		Investor Analytics

July 1940			Founder —
			Sutton Asset Management
			(Hedge Fund)
			(September 1996 – Present)

[1]	Mr. Coyne is considered to be an “Interested Trustee” because he is an executive officer of DMC.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including DMC, the Funds’ principal underwriter, and the Funds’ transfer agent.
[3]	In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

APPENDIX C – PRINCIPAL OFFICERS OF THE TRUSTS

Number of Portfolios
Name, Address, and	Position(s) Held	Length of	Principal Occupation(s) During	in Fund Complex	Other Directorships
Birth Date	with the Trusts	Time Served	Past 5 Years	Overseen by Officer	Held by Officer
Patrick P. Coyne	Chairman,	Chairman and	Patrick P. Coyne has served in	81	Director — Kaydon
2005 Market Street	President, Chief	Trustee since	various executive capacities at		Corp.
Philadelphia, PA	Executive Officer,	August 16,	different times at Delaware
19103	and Trustee	2006	Investments.[1]

April 1963		President and
Chief Executive
Officer since
August 1, 2006

David F. Connor	Vice President,	Vice President	David F. Connor has served as	81	None[2]
2005 Market Street	Deputy General	since	Vice President and Deputy
Philadelphia, PA	Counsel, and	September	General Counsel at Delaware
19103	Secretary	2000 and	Investments since 2000.
Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President and	Treasurer since	Daniel V. Geatens has served in	81	None[2]
2005 Market Street	Treasurer	October 2007	various capacities at different
Philadelphia, PA			times at Delaware Investments.
19103

October 1972
David P. O’Connor	Senior Vice	Senior Vice	David P. O’Connor has served in	81	None[2]
2005 Market Street	President, General	President,	various executive and legal
Philadelphia, PA	Counsel, and Chief	General	capacities at different times at
19103	Legal Officer	Counsel, and	Delaware Investments.
Chief Legal
February 1966		Officer since
October 2005
Richard Salus	Senior Vice	Chief Financial	Richard Salus has served in	81	None[2]
2005 Market Street	President and	Officer since	various executive capacities at
Philadelphia, PA	Chief Financial	November	different times at Delaware
19103	Officer	2006	Investments.

October 1963

C-1

[1]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including DMC, the Funds’ principal underwriter, and the Funds’ transfer agent.
[2]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in capacities for the six portfolios of the Optimum Fund Trust that are virtually identical to the capacities in which they serve for the Funds, as set forth above. The Optimum Fund Trust has the same investment manager, principal underwriter, and transfer agent as the Funds.

C-2

APPENDIX D – NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

DELAWARE INVESTMENTS FAMILY OF FUNDS

Nominating and Corporate Governance Committee Membership

The Nominating and Corporate Governance Committee (the “Committee”) shall be composed of not less than three members, each of whom shall be independent as defined in Rule 10A-3(b) under the Securities Exchange Act of 1934 and the listing standards of any national securities exchange on which any fund of the Delaware Investments Family of Funds (each a “Fund”) is listed, and the Coordinating Trustee, as an ex officio member. One member of the Committee shall be designated by the Board as Chairperson. The Chairperson and members of the Committee shall have one year terms, renewable for a maximum of six (6) terms. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

Board Nominations

1.	Independent Directors/Trustees. Independent Directors/Trustees for the open and closed- end Funds are to be selected and nominated solely by incumbent independent Directors/Trustees. The Committee shall make recommendations for nominations for independent director/trustee membership on the Board of Directors/Trustees to the incumbent independent Directors/Trustees. The Committee shall also be responsible for nominating qualified candidates for independent Director/Trustee membership in connection with filling vacancies that arise in between meetings of shareholders. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ manager and other affiliates and principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules, regulations and listing standards. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules, regulations and listing standards that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2.	Chair of the Board. The Committee shall nominate the Chair of the Board.

3.	Committees. The Committee shall annually review the membership of and annually recommend persons to serve as members of each committee of the Board. The Committee shall also review the continued appropriateness of existing committees and consider the addition of new committees. The Committee shall also make recommendations for members of any new committee established by the Board.

4.	Affiliated Directors/ Trustees. The Committee shall evaluate candidates’ qualifications and make recommendations for affiliated director/trustee membership on the Board of Directors/Trustees to the full Board.

5.	Shareholder Recommendations. The Committee shall respond to shareholders who communicate with the Board.

6.	Board Composition. The Committee shall periodically review the composition of the Board of Directors/Trustees, including the number of Directors/Trustees, to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

Corporate Governance

1.	The Committee shall evaluate annually the ability to each Director/Trustee to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Director/Trustee. The Chairman of the Committee shall undertake appropriate action as required based on the Committee’s evaluation.

2.	The Committee shall at least annually conduct a review of Director/Trustee education on current industry issues.

3.	At least annually, the Committee shall review the amount of compensation payable to the independent Directors/Trustees and report its findings and recommendations to the Board. Compensation shall be based on the responsibilities and duties of the independent Directors/Trustees and the time required to perform these duties. Every year, the Committee shall invite an independent consultant to review the Board’s compensation structure.

4.	The Committee shall monitor the performance of counsel for the independent Directors/Trustees.

5.	The Committee shall establish procedures to facilitate shareholder communications to the Funds’ Board of Directors/Trustees.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.

3.	The Committee shall review annually the Board of Directors/Trustees Policies and Practices.

4.	The Committee shall review annually a summary and report of Director/Trustee expenses reimbursed in accordance with the Travel and Entertainment Policy.

5.	The Committee shall perform such other functions that shall be delegated to it from time to time by the Board.

APPENDIX E – FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES

     The following table shows the dollar range of shares of the Funds and the aggregate dollar range of shares of the Delaware Investments Family of Funds that are beneficially owned by each Trustee Nominee as of June 30, 2009.

Fund	Thomas L. Bennett	Patrick P. Coyne	John A. Fry	Anthony D. Knerr	Lucinda S. Landreth	Ann R. Leven	Thomas F. Madison	Janet L. Yeomans	J. Richard Zecher
Delaware Foundation® Equity Fund	-	-	-	-	-	-	-	-	-
Delaware Aggressive Allocation Portfolio[1]	-	-	-	-	-	-	-	-	-
Delaware American Services Fund					$10,001 -
	-	-	-	-	$50,000	-	-	-	-
Delaware Cash Reserve Fund		$50,000 -		Over $100,000	$10,001 -
	-	$100,000	-		$50,000	-	-	-	-
Delaware Conservative Allocation Portfolio[2]	-	-	-	-	-	-	-	-	-
Delaware Core Plus Bond Fund	-	$10,001 -	-	-	-	-	-	-	-
$50,000
Delaware Corporate Bond Fund	-	-	-	-	-	-	-	-	-
Delaware Diversified Income Fund		$10,001 -			$10,001 -
	-	$50,000	-	-	$50,000	-	-	-	-
Delaware Dividend Income Fund	-	-	-	-	-	$10,001 -	$1 - $10,001	-	-
$50,000
Delaware Emerging Markets Fund	-	-	-	-	-	-	$1 - $10,001	$10,001 -	-
$50,000
Delaware Extended Duration Bond Fund		$10,001 -
	-	$50,000	-	-	-	-	-	-	-
Delaware Focus Global Growth Fund	-	-	-	-	-	-	-	-	-
Delaware Global Real Estate Securities Fund	-	-	-	-	-	-	-	-	-
Delaware Global Value Fund	-	-	-	-	$1 - $10,001	-	-	-	-
Delaware Growth Opportunities Fund	-	-	-	-	-	-	-	-	-
Delaware Healthcare Fund	-	-	-	-	-	-	-	-	-
Delaware High-Yield Opportunities Fund	-	-	-	-	-	-	-	-	-
Delaware Inflation Protected Bond Fund	-	-	-	-	-	-	-	-	-
Delaware International Value Equity Fund		$50,000 -				$10,001 -
	-	$100,000	-	-	-	$50,000	$1 - $10,001	-	-
Delaware Large Cap Core Fund	-	-	-	-	-	-	-	-	-
Delaware Large Cap Value Fund	$10,001 -	$50,000 -			$10,001 -	$50,000 -
	$50,000	$100,000	Over $100,000	-	$50,000	$100,000	$1 - $10,001	-	-
Delaware Limited-Term Diversified Income
Fund	-	Over $100,000	-	-	-	-	-	-	-

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Delaware Mid Cap Value Fund	-	-	-	-	-	-	-	-	-
Delaware Minnesota High-Yield Municipal
Bond Fund	-	-	-	-	-	-	-	-	-
Delaware Moderate Allocation Portfolio[3]		$10,001 -					$1 - $10,001
	-	$50,000	-	-	-	-		-	-
Delaware National High-Yield Municipal
Bond Fund	-	-	-	-	-	-	-	-	-
Delaware REIT Fund
(also known as The Real Estate Investment	-	$10,001 -	$1 - $10,001	-	-	-	$1 - $10,001	-	-
Trust Portfolio)		$50,000
Delaware Select Growth Fund				$10,001 -		$10,001 -	$1 - $10,001	$10,001 -
	-	-	-	$50,000	-	$50,000		$50,000	-
Delaware Small Cap Core Fund					$10,001 -
	-	-	-	-	$50,000	-	-	-	-
Delaware Small Cap Growth Fund	-	-	-	-	-	-	-	-	-
Delaware Small Cap Value Fund		$50,000 -	$1 - $10,001	$1 - $10,001		$10,001 -
	-	$100,000			-	$50,000	-	-	-
Delaware Tax-Free Arizona Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free California Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free Colorado Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free Idaho Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free Minnesota Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free Minnesota Intermediate
Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free Money Fund	-	Over $100,000	-	-	-	-	-	-	-
Delaware Tax-Free New York Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free Pennsylvania Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free USA Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free USA Intermediate Fund	-	-	-	-	-	-	-	-	-
Delaware Trend® Fund	-	-	-	-	-	-	-	-	-
Delaware U.S. Growth Fund	-	-	-	-	-	-	-	-	-
Delaware Value® Fund	-	-	-	-	-	-	-	-	-
TOTAL:	$10,001 -	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001 -	Over $100,000	$10,001 -
	$50,000						$50,000		$50,000

1	On October 21, 2009, the name will be changed to Delaware Foundation® Growth Allocation Fund.
2	On October 21, 2009, the name will be changed to Delaware Foundation Conservative Allocation Fund.
3	On October 21, 2009, the name will be changed to Delaware Foundation Moderate Allocation Fund.

E-2

APPENDIX F — TRUSTEE COMPENSATION

     The following table describes the aggregate compensation received by the Trustees from each Trust and the aggregate compensation received from the Delaware Investments® Funds for which he or she served as a Trustee for the 12-month period ended June 30, 2009. Only the Independent Trustees received compensation from the Trust.

Trust	Thomas L.	John A.	Anthony D.	Lucinda S.	Ann R.	Thomas F.	Janet L.	J. Richard
	Bennett	Fry	Knerr	Landreth	Leven	Madison	Yeomans	Zecher
Delaware Group Adviser® Funds	$39,430	$33,839	$37,907	$34,772	$44,904	$38,304	$33,159	$35,323
Delaware Group Cash Reserve	$4,600	$3,950	$4,426	$4,064	$5,246	$4,473	$3,876	$4,122
Delaware Group Equity Funds I	$1,409	$1,234	$1,063	$1,182	$1,101	$1,207	$1,061	$1,102
Delaware Group Equity Funds II	$9,968	$8,569	$9,594	$8,838	$11,397	$9,748	$8,475	$8,957
Delaware Group Equity Funds III	$5,289	$4,546	$5,075	$4,704	$6,047	$5,167	$4,524	$4,756
Delaware Group Equity Funds IV	$2,155	$1,854	$2,073	$1,914	$2,465	$2,106	$1,836	$1,938
Delaware Group Equity Funds V	$7,545	$6,482	$7,246	$6,696	$8,618	$7,368	$6,429	$6,776
Delaware Group Foundation Funds	$1,644	$1,411	$1,592	$1,443	$1,877	$1,600	$1,369	$1,481
Delaware Group Global & International Funds	$8,992	$7,728	$8,634	$7,995	$10,289	$8,805	$7,700	$8,091
Delaware Group Government Fund	$2,144	$1,849	$2,070	$1,899	$2,452	$2,091	$1,810	$1,928
Delaware Group Income Funds	$9,618	$8,235	$9,230	$8,457	$10,932	$9,337	$8,073	$8,604
Delaware Group Limited-Term Government Funds	$3,235	$2,794	$3,145	$2,852	$3,708	$3,157	$2,699	$2,918
Delaware Group State Tax-Free Income Trust	$4,619	$3,957	$4,431	$4,067	$5,250	$4,477	$3,877	$4,129
Delaware Group Tax-Free Fund	$9,079	$7,780	$8,719	$7,987	$10,323	$8,805	$7,610	$8,118
Delaware Group Tax-Free Money Fund	$164	$139	$156	$143	$184	$157	$136	$145
Delaware Pooled Trust	$29,434	$25,305	$28,273	$26,154	$33,638	$28,771	$25,133	$26,450
Voyageur Insured Funds	$1,198	$1,027	$1,150	$1,056	$1,363	$1,162	$1,008	$1,072
Voyageur Intermediate Tax-Free Funds	$663	$569	$638	$583	$754	$643	$555	$593
Voyageur Mutual Funds	$3,731	$3,201	$3,582	$3,289	$4,244	$3,619	$3,137	$3,338
Voyageur Mutual Funds II	$2,205	$1,889	$2,115	$1,941	$2,506	$2,137	$1,851	$1,971
Voyageur Mutual Funds III	$1,834	$1,581	$1,771	$1,631	$2,104	$1,798	$1,563	$1,654
Voyageur Tax Free Funds	$5,549	$4,759	$5,330	$4,890	$6,314	$5,383	$4,660	$4,965
TOTAL – 12-month period ended June 30, 2009	$195,000	$167,500	$187,500	$172,500	$222,500	$190,000	$165,000	$175,000

F-1

APPENDIX G – AUDITOR INFORMATION

The following table shows, for each Trust:

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by E&Y for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by E&Y in connection with statutory and regulatory filings or engagements for those fiscal years.

Non-Audit Fees. The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under “Audit Fees.”

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice and tax planning.

Affiliate Audit-Related Fees. The aggregate fees billed by E&Y for services relating to the performance of the audit of the financial statements of DMC and other service providers under common control with DMC and that relate directly to the operations or financial reporting of the Trusts.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by E&Y for services rendered to the Trusts and to DMC and other service providers under common control with DMC.

Trust	Audit Fees	Tax Fees[1]	Affiliate Audit- Related Fees	Aggregate Non-Audit Fees
Delaware Group Adviser Funds
10/31/08	$174,400	$72,465	$19,074	$324,467
10/31/07	$117,000	$46,900	$19,074	$301,262
Delaware Group Cash Reserve
3/31/09	$27,000	$9,150	$19,074	$261,152
3/31/08	$23,800	$8,650	$19,074	$263,012
Delaware Group Equity Funds I
10/31/08	$25,700	$6,300	$19,074	$258,302
10/31/07	$17,100	$5,350	$19,074	$259,712
Delaware Group Equity Funds II
11/30/08	$91,800	$34,300	$19,074	$288,302
11/30/07	$86,100	$35,600	$19,074	$289,962
Delaware Group Equity Funds III
6/30/09	$49,100	$14,950	$19,074	$264,064
6/30/08	$64,700	$20,550	$19,074	$274,912
Delaware Group Equity Funds IV
9/30/08	$40,900	$10,350	$19,074	$262,352
9/30/07	$40,500	$13,800	$19,074	$268,162
Delaware Group Equity Funds V
11/30/08	$93,200	$32,650	$19,074	$286,652
11/30/07	$89,800	$34,650	$19,074	$289,012

1	Except as otherwise noted, these tax-related services were the review of income tax returns and review of annual excise distribution calculations.

G-1

Trust	Audit Fees	Tax Fees[1]	Affiliate Audit- Related Fees	Aggregate Non-Audit Fees
Delaware Group Foundation Funds
9/30/08	$49,000	$14,380	$19,074	$266,382
9/30/07	$32,700	$7,250	$19,074	$261,612
Delaware Group Global & International Funds
11/30/08	$94,100	$44,490	$19,074	$298,492
11/30/07	$96,400	$47,485	$19,074	$301,847
Delaware Group Government Fund
7/31/09	$26,600	$6,700	$19,074	$258,702
7/31/08	$23,600	$5,700	$19,074	$260,062
Delaware Group Income Funds
7/31/08	$80,700	$25,000	$19,074	$277,002
7/31/07	$79,200	$26,700	$19,074	$281,062
Delaware Group Limited-Term Government Funds
12/31/08	$17,200	$4,950	$19,074	$258,952
12/31/07	$15,900	$4,750	$19,074	$259,112
Delaware Group State Tax-Free Income Trust
2/28/09	$28,000	$9,550	$19,074	$261,552
2/29/08	$26,900	$10,050	$19,074	$264,412
Delaware Group Tax-Free Fund
8/31/08	$54,600	$18,500	$19,074	$270,502
8/31/07	$62,400	$22,200	$13,400	$270,888
Delaware Group Tax-Free Money Fund
4/30/09	$9,900	$1,950	$19,074	$253,952
4/30/08	$10,000	$1,950	$19,074	$256,312
Delaware Pooled Trust
10/31/08	$372,800	$147,505	$19,074	$399,507
10/31/07	$368,500	$129,520	$19,074	$383,882
Voyageur Insured Funds
8/31/08	$14,300	$3,750	$19,074	$255,752
8/31/07	$14,000	$3,950	$13,400	$252,638
Voyageur Intermediate Tax-Free Funds
8/31/08	$11,500	$2,550	$19,074	$254,552
8/31/07	$11,000	$2,450	$13,400	$251,138
Voyageur Mutual Funds
8/31/08	$61,700	$14,650	$19,074	$266,652
8/31/07	$60,200	$14,850	$13,400	$263,538
Voyageur Mutual Funds II
8/31/08	$18,200	$5,450	$19,074	$257,452
8/31/07	$17,900	$5,750	$13,400	$254,438
Voyageur Mutual Funds III
4/30/09	$29,400	$7,900	$19,074	$259,902
4/30/08	$30,600	$9,000	$19,074	$263,362
Voyageur Tax-Free Funds
8/31/08	$31,300	$10,950	$19,074	$262,952
8/31/07	$45,700	$14,650	$13,400	$263,338

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APPENDIX H - PRE-APPROVAL POLICIES AND PROCEDURES

The Trust’s Audit Committee has adopted Pre-Approval Policies and Procedures, which are set forth below.

AUDIT COMMITTEE OF THE DELAWARE INVESTMENTS FAMILY OF FUNDS

PROCEDURES FOR ENGAGEMENT

OF

INDEPENDENT AUDITORS

FOR AUDIT AND NON-AUDIT SERVICES

I. Objective

These procedures (the “Procedures”) set forth the understanding of the Audit Committee of the Delaware Investments Family of Funds (the “Funds”) regarding the retention of the Funds’ independent auditors (the “Auditors”) to provide: (i) audit and permissible non-audit services to the Funds; (ii) non-audit services to the Funds’ investment advisers, and to any “control affiliates” (as defined below) of such investment advisers, that relate directly to the Funds’ operations or financial reporting; and (iii) certain other non-audit services to the Funds’ investment advisers and their control affiliates. The purpose of these Procedures is to ensure the Auditors’ independence and objectivity with respect to their audit services to the Funds.

II. Approval Procedures

A. Services provided to the Funds.

The engagement of the Auditors to provide audit or non-audit services to the Funds (referred to herein as “Fund Services”) shall be approved by the Funds’ Audit Committee prior to the commencement of any such engagement.

The engagement of the Auditors to provide the Fund Services listed on Annex I-A hereto, which include services customarily required by one or more of the Funds in the ordinary course of their operations, is hereby approved by the Audit Committee.

The engagement of the Auditors to provide any other Fund Services shall require prior approval by the Audit Committee and/or by the Chairperson or another member of the Audit Committee in accordance with Section IV of these Procedures.

The Auditors shall report to the Audit Committee at each of its regular meetings regarding all Fund Services initiated since the last such report was rendered, including a general description of the services and projected fees, and the means by which such Fund Services were approved by the Audit Committee (i.e., whether listed on Annex I-A or specifically approved in accordance with Section IV).

B. Fund-related services provided to Adviser entities.

The engagement of the Auditors to provide non-audit services to the Funds’ investment advisers, or to any control affiliates of such investment advisers, that relate directly to the Funds’ operations or financial reporting (referred to herein as “Fund-Related Adviser Services”) shall be approved by the Funds’ Audit Committee prior to the commencement of any such engagement. For purposes of these Procedures, the term “control affiliate” means any entity controlling, controlled by, or under common control with a Fund’s investment adviser that provides ongoing services to a Fund, and the term “investment adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by a Fund’s investment adviser. Attached as Annex II is a list of parties deemed to be either an investment adviser to a Fund or a control affiliate of any such investment adviser (collectively referred to herein as “Adviser entities”) for purposes of these Procedures.

The engagement of the Auditors to provide the Fund-Related Adviser Services listed on Annex I-B, which include services customarily required by one or more Adviser entities in the ordinary course of their operations, is hereby approved by the Audit Committee.

The engagement of the Auditors to provide any other Fund-Related Adviser Services shall require prior approval by the Audit Committee and/or by the Chairperson or another member of the Audit Committee in accordance with Section IV of these Procedures.

The Auditors shall report to the Audit Committee at each of its regular meetings regarding all Fund-Related Adviser Services initiated since the last such report was rendered, including a general description of the services and projected fees, and the means by which such Fund-Related Adviser Services were approved by the Audit Committee (i.e., whether listed on Annex I-B or specifically approved in accordance with Section IV).

C. Certain other services provided to Adviser entities.

The Audit Committee recognizes that there are cases where services proposed to be provided by the Auditors to Adviser entities are not Fund-Related Adviser Services within the meaning of these Procedures, but nonetheless may be relevant to the Committee’s ongoing evaluation of the Auditors’ independence and objectivity with respect to their audit services to the Funds. As a result, in all cases where an Adviser entity engages the Auditors to provide non-audit services that are not Fund Services or Fund-Related Adviser Services and the projected fees for such engagement exceed $25,000, the Auditors will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services to be provided, the entity that is to be the recipient of such services and the projected fees.

III. Internal Controls

The Audit Committee expects the Auditors to implement and maintain effective internal controls to: (A) monitor the Auditors’ independence; (B) prevent the Auditors from providing any impermissible non-audit services to the Funds; (C) prevent the Auditors from providing any Fund Services or Fund-Related Adviser Services without first obtaining assurances that any pre-approval required by these Procedures has been obtained; and (D) tabulate and calculate its fees that are required to be disclosed annually in compliance with Independence Standards Board No. 1.

The Audit Committee also expects Delaware Management Company (“DMC”) to develop, implement and maintain effective internal controls with respect to (B) and (C) above.

IV. Pre-Approval Process

Pre-approval procedures for the engagement of the Auditors to provide any Fund Services not listed on Annex I-A to these Procedures or any Fund-Related Adviser Services not listed Annex I-B to these Procedures shall be as follows:

  a brief written request shall be prepared detailing the proposed engagement with explanation as to why the work is proposed to be performed by the Auditors (e.g. particular expertise, timing, etc.);
  the request should be addressed to the Audit Committee with copies to the Funds’ Chief Financial Officer and Chief Legal Officer;
  if time reasonably permits, the request shall be included in the meeting materials for the upcoming Audit Committee meeting when the Committee will consider the proposed engagement and approve or deny the request;
  should the request require more immediate action, the written request should be e-mailed, faxed or otherwise delivered to the Audit Committee Chairperson, with copies to the Funds’ Chief Financial Officer and Chief Legal Officer, followed by a telephone call to the Chairperson of the Audit Committee. The Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson’s discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request.

V. Scope of Procedures

These Procedures shall apply to both direct and indirect engagements of the Auditors. Indirect engagements are situations where the Auditors are engaged by a service provider to a Fund or Adviser entity at an Adviser entity’s explicit or implicit direction or recommendation (e.g., the engagement of the Auditors by counsel to an Adviser entity to provide services relating to a Fund or Adviser entity).

VI. Periodic Certification by Auditors

In connection with each regular Audit Committee meeting, the Auditors shall certify in writing to the Audit Committee that they have complied with all provisions of these Procedures.

VII. Amendments; Annual Approval by Audit Committee

These Procedures may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the Auditors and DMC. These Procedures shall be reviewed and approved at least annually by the Audit Committee. Each approval of these Procedures shall be deemed to constitute a new prospective approval of those services listed above as of the date of such approval.

Initially Approved: December 15, 2005                                             Last Approved: November 20, 2008

ANNEX I-A - Pre-Approved Fund Services

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued
in connection with securities offerings (e.g., comfort letters for closed-end Fund	up to $10,000 per Fund
offerings, consents), and assistance in responding to SEC comment letters

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules,
standards or interpretations by the SEC, FASB, or other regulatory or standard-setting	up to $25,000 in the aggregate
bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules,
standards or interpretations by the SEC, FASB, or other regulatory or standard-setting	up to $25,000 in the aggregate
bodies (Note: Under SEC rules, some consultations may be considered “audit services”
rather than “audit-related services”)

Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting
on statutory, regulatory or administrative developments, evaluation of Funds’ tax	up to $25,000 in the aggregate
compliance function, etc.)

U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund

Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

ANNEX I-B - Pre-Approved Fund-Related Adviser Services

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and	up to $10,000 in the aggregate
assistance in responding to SEC comment letters

ANNEX II - Adviser Entities

Delaware Management Business Trust; Delaware Distributors, L.P.; Lincoln Financial Distributors, Inc.; Delaware Service Company, Inc.; Retirement Financial Services, Inc.

APPENDIX I—FORM OF NEW INVESTMENT ADVISORY AGREEMENTS

     AGREEMENT, made by and between [NAME OF INVESTMENT COMPANY], a Delaware statutory trust (the “Trust”), on behalf of each series of shares of beneficial interest of the Trust that is listed on Exhibit A to this Agreement, as that Exhibit may be amended from time to time (each such series of shares is hereinafter referred to as a “Fund” and, together with other series of shares listed on such Exhibit, the “Funds”), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware statutory trust (the “Investment Manager”).

WITNESSETH:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

     WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities;

     WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of providing investment management services; and

     WHEREAS, the Trust, on behalf of each Fund, and the Investment Manager desire to enter into this Agreement so that the Investment Manager may provide investment management services to each Fund.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Fund’s assets and to administer its investment affairs, subject to the direction of the Trust’s Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent of the Trust or the Funds. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund’s investment objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Fund’s investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request. Such decisions and services shall include exercising discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to each Fund’s investment securities.

     2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and trustees’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting, and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board of Trustees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family of funds (including the Trust). Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

     3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected by the Investment Manager who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund or account for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission (the “SEC”) and Financial Industry Regulatory Authority, Inc. (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares.

     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager exercises investment discretion.

     4. As compensation for the investment services to be rendered to a particular Fund by the Investment Manager under the provisions of this Agreement, the Trust shall pay monthly to the Investment Manager exclusively from that Fund’s assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Exhibit A hereto.

     If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

     5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (“Sub-Advisers”) to perform some or all of the services for a Fund for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if required, is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

     6. The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual, so long as the Investment Manager’s other activities do not impair its ability to render the services provided for in this Agreement.

     7. It is understood and agreed that so long as the Investment Manager and/or its investment advisory affiliates shall continue to serve as the Trust’s investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates may have the right permanently to adopt and to use the words “Delaware,” “Delaware Investments” or “Delaware Group” in their names and in the names of any series or class of shares of such funds.

     8. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     9. (a) This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to a particular Fund as of the effective date set forth in Exhibit A for that Fund, only if approved by the vote of a majority of the outstanding voting securities of that Fund. It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

     (b) This Agreement (and Exhibit A hereto) may be amended without the approval of a majority of the outstanding voting securities of the Fund if the amendment relates solely to a management fee reduction or other change that is permitted or not prohibited under then current federal law, rule, regulation or SEC staff interpretation thereof to be made without shareholder approval. This Agreement may be amended from time to time pursuant to a written agreement executed by the Trust, on behalf of the applicable Fund, and the Investment Manager.

     (c) This Agreement may be terminated as to any Fund by the Trust at any time, without the payment of a penalty, on sixty days’ written notice to the Investment Manager of the Trust’s intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days’ written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     10. This Agreement shall extend to and bind the administrators, successors and permitted assigns of the parties hereto.

     11. For the purposes of this Agreement, (i) the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning ascribed to them in the 1940 Act, and (ii) references to the SEC and FINRA shall be deemed to include any successor regulators.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the ___ day of _________, ____.

DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust	[NAME OF INVESTMENT COMPANY] on behalf of the Funds listed on Exhibit A
By	By
Name	Name
Title	Title

EXHIBIT A

     THIS EXHIBIT to the Investment Management Agreement between DELAWARE [FUND NAME] and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the “Investment Manager”), entered into as of the ___ day of __________, _____ (the “Agreement”) lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Fund and the date on which the Agreement became effective for each Fund.

Management Fee Schedule (as a
Fund Name (Trust Name)	Effective Date	percentage of average daily net assets)
Annual Rate

0.55% on first $500 million
Delaware Diversified Income Fund	_______, 200__	0.50% on next $500 million
(Delaware Group Adviser Funds)		0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
0.65% on first $500 million
Delaware U.S. Growth Fund (Delaware	_______, 200__	0.60% on next $500 million
Group Adviser Funds)		0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
0.45% on first $500 million
Delaware Cash Reserve Fund (Delaware		0.40% on next $500 million
Group Cash Reserve)	_______, 200__	0.35% on next $1.5 billion
0.30% on assets in excess of $2.5 billion
0.75% on first $500 million
Delaware Mid Cap Value Fund (Delaware	_______, 200__	0.70% on next $500 million
Group Equity Funds I)		0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
0.65% on first $500 million
Delaware Large Cap Value Fund	_______, 200__	0.60% on next $500 million
(Delaware Group Equity Funds II)		0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
0.65% on first $500 million
Delaware Value Fund (Delaware Group	_______, 200__	0.60% on next $500 million
Equity Funds II)		0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
0.75% on first $500 million
Delaware American Services Fund	_______, 200__	0.70% on next $500 million
(Delaware Group Equity Funds III)		0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
1.00% on first $250 million
Delaware Small Cap Growth Fund	_______, 200__	0.90% on next $250 million
(Delaware Group Equity Funds III)		0.75% on assets in excess of $500 million
0.75% on first $500 million
Delaware Trend Fund (Delaware Group	_______, 200__	0.70% on next $500 million
Equity Funds III)		0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
0.99% on first $100 million
Delaware Global Real Estate Securities	_______, 200__	0.90% on next $150 million
Fund (Delaware Group Equity Funds IV)		0.80% on assets in excess of $250 million
0.75% on first $500 million
Delaware Growth Opportunities Fund	_______, 200__	0.70% on next $500 million
(Delaware Group Equity Funds IV)		0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion

Management Fee Schedule (as a
Fund Name (Trust Name)	Effective Date	percentage of average daily net assets)
Annual Rate

0.85% on first $500 million
Delaware Healthcare Fund (Delaware	_______, 200__	0.80% on next $500 million
Group Equity Funds IV)		0.75% on next $1.5 billion
0.70% on assets in excess of $2.5 billion
0.65% on first $500 million
Delaware Dividend Income Fund	_______, 200__	0.60% on next $500 million
(Delaware Group Equity Funds V)		0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
0.75% on first $500 million
Delaware Small Cap Core Fund (Delaware	_______, 200__	0.70% on next $500 million
Group Equity Funds V)		0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
0.75% on first $500 million
Delaware Small Cap Value Fund	_______, 200__	0.70% on next $500 million
(Delaware Group Equity Funds V)		0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
0.65% on first $500 million
Delaware Foundation Equity Fund	_______, 200__	0.60% on next $500 million
(Delaware Group Foundation Funds)		0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
0.65% on first $500 million
Delaware Aggressive Allocation Portfolio	_______, 200__	0.60% on next $500 million
(Delaware Group Foundation Funds)		0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
0.65% on first $500 million
Delaware Conservative Allocation		0.60% on next $500 million
Portfolio (Delaware Group Foundation	_______, 200__	0.55% on next $1.5 billion
Funds)		0.50% on assets in excess of $2.5 billion
0.65% on first $500 million
Delaware Moderate Allocation Portfolio	_______, 200__	0.60% on next $500 million
(Delaware Group Foundation Funds)		0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
1.25% on first $500 million
Delaware Emerging Markets Fund		1.20% on next $500 million
(Delaware Group Global and International	_______, 200__	1.15% on next $1.5 billion
Funds)		1.10% on assets in excess of $2.5 billion

Delaware Focus Global Growth Fund		0.85% on first $500 million
(Delaware Group Global and International	_______, 200__	0.80% on next $500 million
Funds)		0.75% on next $1.5 billion
0.70% on assets in excess of $2.5 billion
0.85% on first $500 million
Delaware Global Value Fund (Delaware	_______, 200__	0.80% on next $500 million
Group Global and International Funds)		0.75% on next $1.5 billion
0.70% on assets in excess of $2.5 billion

Delaware International Value Equity Fund		0.85% on first $500 million
(Delaware Group Global and International	_______, 200__	0.80% on next $500 million
Funds)		0.75% on next $1.5 billion
0.70% on assets in excess of $2.5 billion
0.55% on first $500 million
Delaware Core Plus Bond Fund (Delaware	_______, 200__	0.50% on next $500 million
Group Government Fund)		0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion

Management Fee Schedule (as a
Fund Name (Trust Name)	Effective Date	percentage of average daily net assets)
Annual Rate

0.45% on first $500 million
Delaware Inflation Protected Bond Fund	_______, 200__	0.40% on next $500 million
(Delaware Group Government Fund)		0.35% on next $1.5 billion
0.30% on assets in excess of $2.5 billion
0.50% on first $500 million
Delaware Corporate Bond Fund (Delaware	_______, 200__	0.475% on next $500 million
Group Income Funds)		0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
0.55% on first $500 million
Delaware Extended Duration Bond Fund	_______, 200__	0.50% on next $500 million
(Delaware Group Income Funds)		0.45% on next $1,500 million
0.425% on assets in excess of $2,500 million
0.65% on first $500 million
Delaware High-Yield Opportunities Fund	_______, 200__	0.60% on next $500 million
(Delaware Group Income Funds)		0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
0.50% on first $500 million
Delaware Limited-Term Diversified		0.475% on next $500 million
Income Fund (Delaware Group Limited-	_______, 200__
Term Government Funds)		0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
0.55% on first $500 million
Delaware Tax-Free Pennsylvania Fund		0.50% on next $500 million
(Delaware Group State Tax-Free Income	_______, 200__	0.45% on next $1.5 billion
Trust)		0.425% on assets in excess of $2.5 billion
0.55% on first $500 million
Delaware Tax-Free USA Fund (Delaware	_______, 200__	0.50% on next $500 million
Group Tax-Free Fund)		0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
0.50% on first $500 million
Delaware Tax-Free USA Intermediate	_______, 200__	0.475% on next $500 million
Fund (Delaware Group Tax-Free Fund)		0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
0.45% on first $500 million
Delaware Tax-Free Money Fund (Delaware	_______, 200__	0.40% on next $500 million
Group Tax-Free Money Fund)		0.35% on next $1.5 billion
0.30% on assets in excess of $2.5 billion

Delaware REIT Fund (also known as The		0.75% on first $500 million
Real Estate Investment Trust Portfolio )	_______, 200__	0.70% on next $500 million
(Delaware Pooled Trust)		0.65% on next $1.5 billion
0.60% on assets in excess of $2.500 billion
0.50% on first $500 million
Delaware Tax-Free Arizona Fund		0.475% on next $500 million
_______, 200__
(Voyageur Insured Funds)		0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion

Delaware Tax-Free Minnesota Intermediate		0.50% on first $500 million
Fund (Voyageur Intermediate Tax Free	_______, 200__	0.475% on next $500 million
Funds)		0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 million
0.55% on first $500 million
Delaware Minnesota High-Yield Municipal	_______, 200__	0.50% on next $500 million
Bond Fund (Voyageur Mutual Funds)		0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion

Management Fee Schedule (as a
Fund Name (Trust Name)	Effective Date	percentage of average daily net assets)
Annual Rate

0.55% on first $500 million
Delaware National High-Yield Municipal	_______, 200__	0.50% on next $500 million
Bond Fund (Voyageur Mutual Funds)		0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
0.55% on first $500 million
Delaware Tax-Free California Fund	_______, 200__	0.50% on next $500 million
(Voyageur Mutual Funds)		0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
0.55% on first $500 million
Delaware Tax-Free Idaho Fund (Voyageur	_______, 200__	0.50% on next $500 million
Mutual Funds)		0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
0.55% on first $500 million
Delaware Tax-Free New York Fund	_______, 200__	0.50% on next $500 million
(Voyageur Mutual Funds)		0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
0.55% on first $500 million
Delaware Tax-Free Colorado Fund	_______, 200__	0.50% on next $500 million
(Voyageur Mutual Funds II)		0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
0.75% on first $500 million
Delaware Select Growth Fund (Voyageur	_______, 200__	0.70% on next $500 million
Mutual Funds III)		0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
0.65% on the first $500 million
Delaware Large Cap Core Fund (Voyageur	_______, 200__	0.60% on the next $500 million
Mutual Funds III)		0.55% on the next $1.5 billion
0.50% on assets in excess of $2.5 billion
0.55% on first $500 million
Delaware Tax-Free Minnesota Fund	_______, 200__	0.50% on next $500 million
(Voyageur Tax Free Funds)		0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion

APPENDIX J- CURRENT INVESTMENT ADVISORY AGREEMENTS: DATES OF APPROVALS; FEES

Fund (Trust)	Date of Current Investment Advisory Agreement	Date Last Approved by Shareholders*
Delaware Diversified Income Fund (Delaware Group Adviser Funds)	June 28, 2002	June 28, 2002
Delaware U.S. Growth Fund (Delaware Group Adviser Funds)	November 23, 1999	November 23, 1999
Delaware Cash Reserve Fund (Delaware Group Cash Reserve)	December 15, 1999	December 15, 1999
Delaware Mid Cap Value Fund (Delaware Group Equity Funds I)	January 30, 2008	January 30, 2008
Delaware Large Cap Value Fund (Delaware Group Equity Funds II)	November 23, 1999	November 23, 1999
Delaware Value Fund (Delaware Group Equity Funds II)	November 23,1999	November 23,1999
Delaware American Services Fund (Delaware Group Equity Funds III)	December 22, 1999	December 22, 1999
Delaware Small Cap Growth Fund (Delaware Group Equity Funds III)	June 26, 2001	June 26, 2001
Delaware Trend Fund (Delaware Group Equity Funds III)	August 27, 1999	August 27, 1999
Delaware Global Real Estate Securities Fund (Delaware Group Equity
Funds IV)	September 28, 2007	September 28, 2007
Delaware Growth Opportunities Fund (Delaware Group Equity Funds IV)	April 19, 2001	April 19, 2001
Delaware Healthcare Fund (Delaware Group Equity Funds IV)	September 28, 2007	September 28, 2007
Delaware Dividend Income Fund (Delaware Group Equity Funds V)	November 23, 1999	November 23, 1999
Delaware Small Cap Core Fund (Delaware Group Equity Funds V)	November 23, 1999	November 23, 1999
Delaware Small Cap Value Fund (Delaware Group Equity Funds V)	November 23, 1999	November 23, 1999
Delaware Foundation Equity Fund (Delaware Group Foundation Funds)	May 21, 2009	May 21, 2009
Delaware Aggressive Allocation Portfolio (Delaware Group Foundation
Funds)[1]	September 17, 2008	March 17, 1999
Delaware Conservative Allocation Portfolio (Delaware Group Foundation
Funds)[2]	September 17, 2008	March 17, 1999
Delaware Moderate Allocation Portfolio (Delaware Group Foundation
Funds)[3]	September 17, 2008	March 17, 1999
Delaware Emerging Markets Fund (Delaware Group Global and
International Funds)	September 24, 2004	August 31, 2004
Delaware Focus Global Growth Fund (Delaware Group Global and
International Funds)	December 29, 2008	December 29, 2008
Delaware Global Value Fund (Delaware Group Global and International
Funds)	March 30, 2006	August 31, 2004
Delaware International Value Equity Fund (Delaware Group Global and
International Funds)	September 24, 2004	August 31, 2004
Delaware Core Plus Bond Fund (Delaware Group Government Fund)	September 29, 1999	September 29, 1999
Delaware Inflation Protected Bond Fund (Delaware Group Government	November 29, 2004	November 29, 2004
Fund)

Fund (Trust)	Date of Current Investment Advisory Agreement	Date Last Approved by Shareholders*
Delaware Corporate Bond Fund (Delaware Group Income Funds)	September 29, 1999	September 29, 1999
Delaware Extended Duration Bond Fund (Delaware Group Income Funds)	September 29, 1999	September 29, 1999
Delaware High-Yield Opportunities Fund (Delaware Group Income	September 29, 1999	September 29, 1999
Funds)
Delaware Limited-Term Diversified Income Fund (Delaware Group	December 15, 1999	December 15, 1999
Limited-Term Government Funds)
Delaware Tax-Free Pennsylvania Fund (Delaware Group State Tax-Free	May 1, 2000	May 1, 2000
Income Trust)
Delaware Tax-Free USA Fund (Delaware Group Tax-Free Fund)	November 1, 1999	November 1, 1999
Delaware Tax-Free USA Intermediate Fund (Delaware Group Tax-Free
Fund)	November 1, 1999	November 1, 1999
Delaware Tax-Free Money Fund (Delaware Group Tax-Free Money	August 27, 1999	August 27, 1999
Fund)
The Real Estate Investment Trust Portfolio (also known as Delaware
REIT Fund) (Delaware Pooled Trust)	December 15, 1999	March 17, 1999
Delaware Tax-Free Arizona Fund (Voyageur Insured Funds)	November 1, 1999	November 1, 1999
Delaware Tax-Free Minnesota Intermediate Fund (Voyageur Intermediate	November 1, 1999	November 1, 1999
Tax Free Funds)
Delaware Minnesota High-Yield Municipal Bond Fund (Voyageur Mutual	November 1, 1999	November 1, 1999
Funds)
Delaware National High-Yield Municipal Bond Fund (Voyageur Mutual
Funds)	November 1, 1999	November 1, 1999
Delaware Tax-Free California Fund (Voyageur Mutual Funds)	November 1, 1999	November 1, 1999
Delaware Tax-Free Idaho Fund (Voyageur Mutual Funds)	November 1, 1999	November 1, 1999
Delaware Tax-Free New York Fund (Voyageur Mutual Funds)	November 1, 1999	November 1, 1999
Delaware Tax-Free Colorado Fund (Voyageur Mutual Funds II)	November 1, 1999	November 1, 1999
Delaware Select Growth Fund (Voyageur Mutual Funds III)	December 15, 1999	December 15, 1999
Delaware Large Cap Core Fund (Voyageur Mutual Funds III)	August 31, 2006	August 31, 2006
Delaware Tax-Free Minnesota Fund (Voyageur Tax Free Funds)	November 1, 1999	November 1, 1999

1	On October 21, 2009, the name will be changed to Delaware Foundation® Growth Allocation Fund.
2	On October 21, 2009, the name will be changed to Delaware Foundation Conservative Allocation Fund.
3	On October 21, 2009, the name will be changed to Delaware Foundation Moderate Allocation Fund.

* In general, each Current Investment Advisory Agreement was last approved by shareholders (or, to the extent applicable, the initial shareholder) of the relevant Fund either in connection with the initial approval of such agreement or in connection with any later amendment requiring such approval.

     Each Fund’s advisory fee under the New Investment Advisory Agreement and the Current Investment Advisory Agreement is identical. Exhibit A to Appendix C-1 lists the advisory fees for each Fund.

     Each Fund’s fund administration fees will remain identical after the Transaction. For fund accounting and financial administration services, each Fund pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. The asset based fee, which is allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis, is calculated as follows:

Average Daily Net Assets of Family of Funds	Annual Fees
First $30 billion of average daily net assets	0.035%
Next $10 billion of average daily net assets	0.0325%
Next $10 billion of average daily net assets	0.030%
Over $50 billion of average daily net assets	0.020%

     For fund accounting and financial administration oversight services, each Fund pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The asset based fee, which is allocated among all funds in the Delaware Investments Family of Funds on a relative NAV basis, is calculated as follows:

Average Daily Net Assets of Family of Funds	Annual Fees
First $30 billion of average daily net assets	0.0050%
Next $10 billion of average daily net assets	0.0045%
Next $10 billion of average daily net assets	0.0040%
Over $50 billion of average daily net assets	0.0025%

APPENDIX K - FUNDS ADVISED BY DMC: FEES PAID TO DMC AND AFFILIATES

     The following table lists by investment objective the mutual funds that are advised by DMC, and includes (i) for the Funds, the amounts paid by each to DMC during the fiscal year indicated, (ii) for the Funds, the amounts paid by each to affiliates of DMC during the fiscal year indicated, (iii) the net assets of each mutual fund advised by DMC as of July 31, 2009, (iv) the management fee schedule for each, as an annual rate based on a percentage of average daily net assets, and (v) whether DMC has waived or agreed to waive its fees for the applicable mutual fund. All fees shown are net of any applicable waivers and reimbursements.

Fund	Fiscal Year Ended	Advisory Fees (after waivers, if any) ($)	Waiver (Y/N)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Fund Net Assets (as of 7/31/09) ($)	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
EQUITY
Delaware Aggressive Allocation
Portfolio	9/30/08	1,475	Y	2,380	215,282	86,139	49,597,075	See Exhibit A to Appendix I
Delaware American Services Fund	6/30/09	1,346,875	Y	71,414	1,016,499	831,687	165,871,237	“
Delaware Conservative Allocation
Portfolio	9/30/08	15,724	Y	2,222	147,491	18,751	51,620,209	“
Delaware Emerging Markets Fund	11/30/08	10,061,603	N	40,925	3,475,970	1,403,351	566,312,347	“
Delaware Focus Global Growth Fund	11/30/08	N/A	N/A	N/A	N/A	N/A	4,867,071	“
Delaware Global Value Fund	11/30/08	477,200	Y	4,015	447,088	252,427	38,943,506	“
Delaware Growth Opportunities Fund	9/30/08	3,141,092	Y	24,661	1,592,074	1,709,076	221,862,433	“
Delaware Healthcare Fund	9/30/08	(30,345)	Y	121	-	269	3,391,264	“
Delaware International Value Equity
Fund	11/30/08	5,845,743	Y	38,948	2,303,609	1,553,386	359,015,223	“
Delaware Large Cap Core Fund	4/30/09	(257)	Y	85	-	231	1,625,300	“
Delaware Large Cap Value Fund	11/30/08	5,949,985	Y	49,455	3,135,809	1,900,663	655,924,118	“
Delaware Mid Cap Value Fund	10/31/08	(36,366)	Y	103	37	143	8,888,367	“
Delaware Moderate Allocation Portfolio	9/30/08	32,834	Y	2,614	213,510	55,166	235,959,745	“
Delaware Select Growth Fund	4/30/09	822,062	Y	10,668	942,443	1,427,081	238,312,832	“
Delaware Small Cap Core Fund	11/30/08	441,475	Y	3,923	229,562	203,528	60,932,993	“
Delaware Small Cap Growth Fund	6/30/09	(10,211)	Y	559	63,447	71,843	11,390,960	“
Delaware Small Cap Value Fund	11/30/08	3,412,713	Y	23,590	2,009,720	1,350,774	316,722,748	“
Delaware Trend® Fund	6/30/09	N/A	Y	17,781	1,426,134	1,367,689	345,331,552	“
Delaware U.S. Growth Fund	10/31/08	4,418,044	Y	43,260	843,673	937,742	577,585,096	“
Delaware Value® Fund	11/30/08	2,216,064	Y	175,852	1,400,382	924,320	359,029,563	“
								1.25% on first $500 million
Delaware VIP® Emerging Markets								1.20% on next $500 million
Series	12/31/08	N/A	N	N/A	N/A	N/A	442,609,293	1.15% on next $1.5 billion
								1.10% on assets in excess of $2.5 billion
								0.75% on first $500 million
Delaware VIP® Growth Opportunities								0.70% on next $500 million
Series	12/31/08	N/A	N	N/A	N/A	N/A	24,047,567	0.65% on next $1.5 billion
								0.60% on assets in excess of $2.5 billion
								0.85% on first $500 million
Delaware VIP® International Value								0.80% on next $500 million
Equity Series	12/31/08	N/A	Y	N/A	N/A	N/A	97,145,078	0.75% on next $1.5 billion
								0.70% on assets in excess of $2.5 billion

Fund	Fiscal Year Ended	Advisory Fees (after waivers, if any) ($)	Waiver (Y/N)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Fund Net Assets (as of 7/31/09) ($)	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
								0.75% on first $500 million
Delaware VIP® Small Cap Value Series	12/31/08	N/A	N	N/A	N/A	N/A	691,218,393	0.70% on next $500 million
								0.65% on next $1.5 billion
								0.60% on assets in excess of $2.5 billion
								0.75% on first $500 million
Delaware VIP® Trend Series	12/31/08	N/A	N	N/A	N/A	N/A	281,638,575	0.70% on next $500 million
								0.65% on next $1.5 billion
								0.60% on assets in excess of $2.5 billion
								0.65% on first $500 million
Delaware VIP® U.S. Growth Series	12/31/08	N/A	N	N/A	N/A	N/A	166,486,594	0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
								0.65% on first $500 million
Delaware VIP® Value Series	12/31/08	N/A	Y	N/A	N/A	N/A	452,864,697	0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware Pooled Trust - The Emerging
Markets Portfolio	10/31/08	N/A	N	N/A	N/A	N/A	608,767,439	1.00%
Delaware Pooled Trust - The
International Equity Portfolio	10/31/08	N/A	N	N/A	N/A	N/A	901,424,861	0.75%
Delaware Pooled Trust - The Labor
Select International Equity Portfolio	10/31/08	N/A	N	N/A	N/A	N/A	747,573,551	0.75%
Delaware Pooled Trust - The Large-Cap
Growth Equity Portfolio	10/31/08	N/A	Y	N/A	N/A	N/A	245,411,670	0.55%
Delaware Pooled Trust - The Large-Cap
Value Equity Portfolio	10/31/08	N/A	Y	N/A	N/A	N/A	9,686,377	0.55%
Delaware Pooled Trust - The Mid-Cap
Growth Equity Portfolio	10/31/08	N/A	Y	N/A	N/A	N/A	4,065,931	0.75%
Delaware Pooled Trust - The Select 20
Portfolio	10/31/08	N/A	Y	N/A	N/A	N/A	9,816,096	0.75%
Delaware Pooled Trust - The Small-Cap
Growth Equity Portfolio	10/31/08	N/A	Y	N/A	N/A	N/A	507,668	0.75%
Delaware Pooled Trust - The Smid-Cap
Growth Equity Portfolio	10/31/08	N/A	Y	N/A	N/A	N/A	-	0.75%
								0.8750% up to $50 million
								0.8000% from $50 million to $100 million
Optimum International Fund	3/31/09	N/A	Y	N/A	N/A	N/A	162,317,432	0.7800% from $100 million to $300 million
								0.7650% from $300 million to $400 million
								0.7300% over $400 million
								0.8000% up to $250 million
								0.7875% from $250 million to $300 million
Optimum Large Cap Growth Fund	3/31/09	N/A	Y	N/A	N/A	N/A	614,887,900	0.7625% from $300 million to $400 million
								0.7375% from $400 million to $500 million
								0.7250% from $500 million to $1 billion
								0.7100% from $1 billion to $1.5 billion
								0.7000% over $1.5 billion

Fund	Fiscal Year Ended	Advisory Fees (after waivers, if any) ($)	Waiver (Y/N)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Fund Net Assets (as of 7/31/09) ($)	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
								0.8000% up to $100 million
								0.7375% from $100 million to $250 million
Optimum Large Cap Value Fund	3/31/09	N/A	Y	N/A	N/A	N/A	548,159,133	0.7125% from $250 million to $500 million
								0.6875% from $500 million to $1 billion
								0.6675% from $1 billion to $1.5 billion
								0.6475% over $1.5 billion
Optimum Small-Mid Cap Growth Fund	3/31/09	N/A	Y	N/A	N/A	N/A	163,600,949	1.1000%
								1.0500% up to $75 million
Optimum Small-Mid Cap Value Fund	3/31/09	N/A	Y	N/A	N/A	N/A	133,415,186	1.0250% from $75 million to $150 million
								1.0000% over $150 million
Consulting Group Capital Markets
Funds - Large Capitalization Growth	n/a	N/A	N	N/A	N/A	N/A	$421,150,657	0.40%
Investments
Consulting Group Capital Markets
Funds - Small Capitalization Value	n/a	N/A	N	N/A	N/A	N/A	$90,675,085	0.50%
Equities Investments
PNC Funds, Inc - PNC Small Cap Core	n/a	N/A	N	N/A	N/A	N/A	$5,186,059	0.50% up to $100 million
Fund								0.45% over $100 million
Northern Funds - Northern Multi-	n/a	N/A	N	N/A	N/A	N/A	$141,442,959	0.35% up to $200 million
Manager Large Cap Fund								0.20% over $200 million
MassMutual Select Funds - MassMutual
Select Aggressive Growth Fund	n/a	N/A	N	N/A	N/A	N/A	$138,929,930	0.45%
SEI Institutional Investments Trust -	n/a	N/A	N	N/A	N/A	N/A	$26,740,544	0.40% up to $200 million
Large Cap Diversified Alpha Fund								0.35% over $200 million
SEI Institutional Investments Trust -	n/a	N/A	N	N/A	N/A	N/A	$66,390,469	0.40% up to $200 million
Large Cap Fund								0.35% over $200 million
SEI Institutional Managed Trust - Large
Cap Growth Fund	n/a	N/A	N	N/A	N/A	N/A	$299,933,951	0.20%
UBS Pace Large Co Growth Equity
Investments	n/a	N/A	N	N/A	N/A	N/A	$201,788,849	0.40%
Lincoln Variable Insurance Products
Trust - LVIP Delaware Social	n/a	N/A	N	N/A	N/A	N/A	$638,932,185	0.20%
Awareness Fund
Lincoln Variable Insurance Products
Trust - LVIP Delaware Foundation	n/a	N/A	N	N/A	N/A	N/A	$275,580,815	0.35%
Aggressive Allocation Fund
Lincoln Variable Insurance Products
Trust - LVIP Delaware Foundation	n/a	N/A	N	N/A	N/A	N/A	$74,309,777	0.35%
Moderate Allocation Fund

Fund	Fiscal Year Ended	Advisory Fees (after waivers, if any) ($)	Waiver (Y/N)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Fund Net Assets (as of 7/31/09) ($)	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
Lincoln Variable Insurance Products
Trust - LVIP Delaware Growth and	n/a	N/A	N	N/A	N/A	N/A	$1,110,154,464	0.20%
Income Fund
Lincoln Variable Insurance Products
Trust - LVIP Delaware Special	n/a	N/A	N	N/A	N/A	N/A	$469,430,328	0.20%
Opportunities Fund
SEI Institutional Managed Trust - Large	n/a	N/A	N	N/A	N/A	N/A	$80,390,330	0.40% up to $200 million
Cap Diversified Alpha Fund								0.35% over $200 million
SEI Institutional Managed Trust - Tax-
Managed Large Cap Fund	n/a	N/A	N	N/A	N/A	N/A	$158,593,379	0.20%
REAL ESTATE
Delaware Global Real Estate Securities
Fund	9/30/08	(56,829)	Y	126	-	134	1,675,227	See Exhibit A to Appendix I
Delaware REIT Fund (also known as
The Real Estate Investment Trust	10/31/08	2,106,027	Y	15,159	976,866	1,057,506	178,921,674	“
Portfolio)
								0.75% on first $500 million
Delaware VIP® REIT Series	12/31/08	N/A	N	N/A	N/A	N/A	228,392,747	0.70% on next $500 million
								0.65% on next $1.5 billion
								0.60% on assets in excess of $2.5 billion
								0.99% on first $100 million
Delaware Pooled Trust - The Global	10/31/08	N/A	Y	N/A	N/A	N/A	53,791,075	0.90% on the next $150 million
Real Estate Securities Portfolio								0.80% on assets in excess of $250 million
Delaware Pooled Trust - The Real Estate
Investment Trust Portfolio II	10/31/08	N/A	Y	N/A	N/A	N/A	4,612,395	0.75%
FIXED INCOME TAXABLE
Delaware Core Plus Bond Fund	7/31/08	378,075	Y	12,530	294,515	163,769	78,586,956	See Exhibit A to Appendix I
Delaware Corporate Bond Fund	7/31/08	2,192,286	Y	65,520	1,701,318	836,390	654,556,423	“
Delaware Diversified Income Fund	10/31/08	14,912,383	N	159,256	13,466,559	3,480,627	4,681,464,435	“
Delaware Dividend Income Fund	11/30/08	2,904,878	Y	33,367	4,204,502	1,278,360	376,294,484	“
Delaware Enhanced Global Dividend
and Income Fund	11/31/08	2,029,426	N	35,904	-	71,030	143,626,698	“
Delaware Extended Duration Bond Fund	7/31/08	733,052	Y	29,162	730,900	578,387	231,448,785	“
Delaware High-Yield Opportunities
Fund	7/31/08	793,631	Y	18,588	680,157	294,012	367,625,492	“
Delaware Inflation Protected Bond Fund	7/31/08	207,493	Y	6,770	64,555	22,691	221,063,870	“
Delaware Investments Dividend and
Income Fund, Inc.	11/31/08	N/A	N	N/A	N/A	N/A	59,683,630	0.55%
Delaware Investments Global Dividend
and Income Fund, Inc.	11/31/08	N/A	N	N/A	N/A	N/A	31,563,148	0.70%
Delaware Limited-Term Diversified
Income Fund	12/31/08	897,830	Y	12,087	638,764	363,217	734,042,615	See
								0.65% on first $500 million
Delaware VIP® Diversified Income								0.60% on next $500 million
Series	12/31/08	N/A	N	N/A	N/A	N/A	1,154,626,147	0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
								0.65% on first $500 million
Delaware VIP® High Yield Series	12/31/08	N/A	Y	N/A	N/A	N/A	406,179,335	0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion

Fund	Fiscal Year Ended	Advisory Fees (after waivers, if any) ($)	Waiver (Y/N)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Fund Net Assets (as of 7/31/09) ($)	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
								0.50% on first $500 million
Delaware VIP® Limited-Term								0.475% on next $500 million
Diversified Income Series	12/31/08	N/A	Y	N/A	N/A	N/A	250,708,066	0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Pooled Trust - The Core Focus
Fixed Income Portfolio	10/31/08	N/A	Y	N/A	N/A	N/A	18,548,833	0.40%
Delaware Pooled Trust - The Core Plus
Fixed Income Portfolio	10/31/08	N/A	Y	N/A	N/A	N/A	57,825,157	0.43%
Delaware Pooled Trust - The Global
Fixed Income Portfolio	10/31/08	N/A	Y	N/A	N/A	N/A	137,581,483	0.50%
Delaware Pooled Trust - The High-Yield
Bond Portfolio	10/31/08	N/A	Y	N/A	N/A	N/A	21,849,485	0.45%
Delaware Pooled Trust - The
Intermediate Fixed Income Portfolio	10/31/08	N/A	Y	N/A	N/A	N/A	7,181,598	0.40%
Delaware Pooled Trust - The
International Fixed Income Portfolio	10/31/08	N/A	N	N/A	N/A	N/A	18,576,967	0.50%
								0.7000% up to $25 million
								0.6500% from $25 million to $100 million
Optimum Fixed Income Fund	3/31/09	N/A	Y	N/A	N/A	N/A	692,576,469	0.6000% from $100 million to $500 million
								0.5500% from $500 million to $1 billion
								0.5000% over $1 billion
Lincoln Variable Insurance Products	n/a	N/A	N	N/A	N/A	N/A	$1,934,214,482	0.18%
Trust - LVIP Delaware Bond Fund
SEI Institutional Investments Trust -	n/a	N/A	N	N/A	N/A	N/A	$258,981,042	0.28%
High Yield Bond Fund
SEI Institutional Management Trust -
High Yield Bond Fund	n/a	N/A	N	N/A	N/A	N/A	$225,986,783	0.28%
Lincoln Variable Insurance Products
Trust - LVIP Delaware Foundation	n/a	N/A	N	N/A	N/A	N/A	$371,403,316	0.35%
Conservative Allocation Fund
FIXED INCOME TAX EXEMPT
Delaware Investments Arizona
Municipal Income Fund, Inc.	3/31/09	N/A	N	N/A	N/A	N/A	39,569,293	0.40%
Delaware Investments Colorado
Municipal Income Fund, Inc.	3/31/09	N/A	N	N/A	N/A	N/A	65,158,068	0.40%
Delaware Investments Minnesota
Municipal Income Fund II, Inc.	3/31/09	N/A	N	N/A	N/A	N/A	156,068,269	0.40%
Delaware Investments National
Municipal Income Fund	3/31/09	N/A	N	N/A	N/A	N/A	30,101,448	0.40%
Delaware Minnesota High-Yield
Municipal Bond Fund	8/31/08	695,090	Y	11,502	621,530	90,277	136,173,985	See Exhibit A to Appendix I
Delaware National High-Yield
Municipal Bond Fund	8/31/08	313,283	Y	5,946	263,703	52,373	74,306,095	“
Delaware Tax-Free Arizona Fund	8/31/08	483,562	Y	11,292	499,209	59,338	124,554,577	“
Delaware Tax-Free California Fund	8/31/08	434,758	Y	7,605	402,450	41,824	78,089,669	“
Delaware Tax-Free Colorado Fund	8/31/08	1,374,394	Y	20,604	750,906	128,035	235,014,874	“
Delaware Tax-Free Idaho Fund	8/31/08	385,385	Y	6,910	344,475	40,265	101,869,779	“
Delaware Tax-Free Minnesota Fund	8/31/08	3,340,865	Y	48,918	1,850,281	298,962	603,258,720	“
Delaware Tax-Free Minnesota
Intermediate Fund	8/31/08	233,696	Y	4,531	147,019	34,723	85,783,562	“
Delaware Tax-Free Money Fund	4/30/09	(13,812)	Y	878	-	13,919	13,020,741	“

Fund	Fiscal Year Ended	Advisory Fees (after waivers, if any) ($)	Waiver (Y/N)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Fund Net Assets (as of 7/31/09) ($)	Managment Fee Schedule (as a percentage of average daily net assets) Annual Rate
Delaware Tax-Free New York Fund	8/31/08	59,322	Y	1,496	76,712	14,095	28,054,946	“
Delaware Tax-Free Pennsylvania Fund	2/28/09	2,646,922	Y	25,159	1,304,013	280,994	502,398,994	“
Delaware Tax-Free USA Fund	8/31/08	3,038,078	Y	55,881	1,857,104	419,011	554,012,527	“
Delaware Tax-Free USA Intermediate
Fund	8/31/08	1,455,004	Y	29,234	819,000	389,646	481,653,858	“
								0.23% up to $25 million
AssetMark Tax-Exempt Fixed Income								0.20% from $25 million to $100 million
Fund	n/a	N/A	N	N/A	N/A	N/A	$82,621,889	0.17% from $100 million to $200 million
								0.125% over $200 million
SEI Tax Exempt Trust - Intermediate-
Term Municipal Fund	n/a	N/A	N	N/A	N/A	N/A	$321,920,551	0.15%
MONEY MARKET TAXABLE
Delaware Cash Reserve Fund	3/31/09	2,090,836	Y	25,006	201,131	549,206	442,391,631	See Exhibit A to Appendix I
								0.45% on first $500 million
Delaware VIP® Cash Reserve Series	12/31/08	N/A	N	N/A	N/A	N/A	15,598,306	0.40% on next $500 million
								0.35% on next $1,500 million
								0.30% on assets in excess of $2.5 billion
Lincoln Variable Insurance Products	n/a	N/A	N	N/A	N/A	N/A	$1,315,433,023	0.18%
Trust - LVIP Money Market Fund

APPENDIX L – TRUSTEES AND OFFICERS OF DMC

The following persons have held the following positions with the Trusts and with DMC during the past two years. The principal business address of each is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

Name	Positions and Offices with the Trusts	Positions and Offices with
Delaware Management Company
Patrick P. Coyne	Trustee, Chairman/President/Chief Executive	President
Officer
David P. O’Connor	Trustee, Senior Vice President/Strategic	Senior Vice President/Strategic
	Investment Relationships and Initiatives/General	Investment Relationships and
	Counsel	Initiatives/General Counsel
See Yeng Quek	Trustee, Executive Vice President/Managing	Executive Vice President/Managing
	Director, Fixed Income	Director/Chief Investment Officer,
Fixed Income
Michael J. Hogan	Executive Vice President/Head of Equity	Executive Vice President/Head of
	Investments	Equity Investments
Marshall T. Bassett	Senior Vice President/Chief Investment Officer	Senior Vice President/Chief
	— Emerging Growth Equity	Investment Officer — Emerging
Growth Equity
Joseph R. Baxter	Senior Vice President/Head of Municipal Bond	Senior Vice President/Head of
	Investments	Municipal Bond Investments
Christopher S. Beck	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior
Portfolio Manager
Michael P. Buckley	Senior Vice President/Director of Municipal	Senior Vice President/Director of
	Research	Municipal Research
Stephen J. Busch	Senior Vice President– Investment Accounting	Senior Vice President – Investment
Accounting
Michael F. Capuzzi	Senior Vice President —	Senior Vice President —
	Investment Systems	Investment Systems
Lui-Er Chen	Senior Vice President/Senior Portfolio	Senior Vice President/Senior
	Manager/Chief Investment Officer, Emerging	Portfolio Manager/Chief Investment
	Markets	Officer, Emerging Markets
Thomas H. Chow	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior
Portfolio Manager
Stephen J. Czepiel	Senior Vice President/Portfolio Manager/Head	Senior Vice President/Portfolio
	Municipal Bond Trader	Manager/Senior Municipal Bond
Trader
Chuck M. Devereux	Senior Vice President/Senior Research Analyst	Senior Vice President/Senior
Research Analyst

Roger A. Early	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior
Portfolio Manager
Stuart M. George	Senior Vice President/Head of Equity Trading	Senior Vice President/Head of Equity
Trading
Paul Grillo	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior
Portfolio Manager
William F. Keelan	Senior Vice President/Director of Quantitative	Senior Vice President/Director of
	Research	Quantitative Research
Kevin P. Loome	Senior Vice President/Senior Portfolio	Senior Vice President/Senior
	Manager/Head of High Yield Investments	Portfolio Manager/Head of High
Yield Investments
Francis X. Morris	Senior Vice President/Chief Investment Officer	Senior Vice President/Chief

L-1

Name	Positions and Offices with the Trusts	Positions and Offices with
Delaware Management Company
	— Core Equity	Investment Officer — Core Equity
Brian L. Murray, Jr.	Senior Vice President/ Chief Compliance	Senior Vice President/Chief
	Officer	Compliance Officer
D. Tysen Nutt	Senior Vice President/Chief Investment Officer,	Senior Vice President/Chief
	Large Cap Value Equity	Investment Officer, Large Cap Value
Equity
Philip O. Obazee	Senior Vice President/Derivatives Manager	Senior Vice President/Derivatives
Manager
Richard Salus	Senior Vice President/Chief Financial Officer	Senior Vice President/
Controller/Treasurer
Jeffrey S. Van Harte	Senior Vice President/Chief Investment Officer	Senior Vice President/Chief
	—	Investment Officer — Focus Growth
	Focus Growth Equity	Equity
Babak Zenouzi	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior
Portfolio Manager
Gary T. Abrams	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader
Christopher S. Adams	Vice President/Portfolio Manager/Senior Equity	Vice President/Portfolio
	Analyst	Manager/Senior Equity Analyst
Damon J. Andres	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio
Manager
Wayne A. Anglace	Vice President/Credit Research Analyst	Vice President/Credit Research
Analyst
Margaret MacCarthy	Vice President/Investment Specialist	Vice President/Investment Specialist
Bacon
Kristen E. Bartholdson	Vice President	Vice President/Portfolio Manager
Todd Bassion	Vice President/Portfolio Manager	Vice President/ Portfolio Manager
Jo Anne Bennick	Vice President/15(c) Reporting	Vice President/15(c) Reporting
Richard E. Biester	Vice President/Equity Trader	Vice President/Equity Trader
Christopher J. Bonavico	Vice President/Senior Portfolio Manager/Equity	Vice President/Senior Portfolio
	Analyst	Manager/Equity Analyst
Vincent A. Brancaccio	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader
Kenneth F. Broad	Vice President/Senior Portfolio Manager/Equity	Vice President/Senior Portfolio
	Analyst	Manager/Equity Analyst
Kevin J. Brown	Vice President/	Vice President/
	Senior Investment Specialist	Senior Investment Specialist
Mary Ellen M.	Vice President/Client Services	Vice President/Client Services
Carrozza
Stephen G. Catricks	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Wen-Dar Chen	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Anthony G. Ciavarelli	Vice President/Associate General	Vice President/ Associate General
	Counsel/Assistant Secretary	Counsel/Assistant Secretary
David F. Connor	Vice President/Deputy General	Vice President/Deputy General
	Counsel/Secretary	Counsel/Secretary
Michael Costanzo	Vice President/Performance Analyst Manager	Vice President/Performance Analyst
Manager
Kishor K. Daga	Vice President/Derivatives Operations	Vice President/Derivatives
Operations
Cori E. Daggett	Vice President/Associate General	Vice President/Counsel/ Assistant
	Counsel/Assistant Secretary	Secretary
Craig C. Dembek	Vice President/Senior Research Analyst	Vice President/Senior Research
Analyst
Camillo D’Orazio	Vice President/Investment Accounting	Vice President/Investment

L-2

Name	Positions and Offices with the Trusts	Positions and Offices with
Delaware Management Company
Accounting
Christopher M.	Vice President/Portfolio Manager/Equity	Vice President/Portfolio
Ericksen	Analyst	Manager/Equity Analyst
Joel A. Ettinger	Vice President – Taxation	Vice President – Taxation
Devon K. Everhart	Vice President/Senior Research Analyst	Vice President/Senior Research
Analyst
Joseph Fiorilla	Vice President – Trading Operations	Vice President – Trading Operations
Charles E. Fish	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader
Clifford M. Fisher	Vice President/Senior Municipal Bond Trader	Vice President/Senior Municipal
Bond Trader
Patrick G. Fortier	Vice President/Portfolio Manager/Equity	Vice President/Portfolio
	Analyst	Manager/Equity Analyst
Denise A. Franchetti	Vice President/Portfolio Manager/Municipal	Vice President/Portfolio
	Bond Credit Analyst	Manager/Municipal Bond Credit
Analyst
Lawrence G. Franko	Vice President/ Senior Equity Analyst	Vice President/ Senior Equity
Analyst
Daniel V. Geatens	Vice President/Treasurer	Vice President/Director of Financial
Administration
Gregory A. Gizzi	Vice President/ Head Municipal Bond Trader	Vice President/ Head Municipal
Bond Trader
Barry S. Gladstein	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Gregg J. Gola	Vice President/Senior High Yield Trader	Vice President/Senior High Yield
Trader
Christopher Gowlland	Vice President/Senior Quantitative Analyst	Vice President/Senior Quantitative
Analyst
Edward Gray	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio
Manager
David J. Hamilton	Vice President/Credit Research Analyst	Vice President/Fixed Income Analyst
Brian Hamlet	Vice President/Senior Corporate Bond Trader	Vice President/Senior Corporate
Bond Trader
Lisa L. Hansen	Vice President/Head of Focus Growth Equity	Vice President/Head of Focus
	Trading	Growth Equity Trading

Gregory M. Heywood	Vice President/Portfolio Manager/Equity	Vice President/Portfolio
	Analyst	Manager/Equity Analyst
Sharon Hill	Vice President/Head of Equity Quantitative	Vice President/Head of Equity
	Research and Analytics	Quantitative Research and Analytics
J. David Hillmeyer	Vice President	Vice President/Corporate Bond
Trader
Christopher M. Holland	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Chungwei Hsia	Vice President/ Senior Research Analyst	Vice President/ Senior Research
Analyst
Michael E. Hughes	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst
Jordan L. Irving	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio
Manager
Cynthia Isom	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Kenneth R. Jackson	Vice President/Equity Trader	Vice President/Quantitative Analyst
Stephen M.	Vice President/Structured Products	Vice President/Structured Products
Juszczyszyn	Analyst/Trader	Analyst/Trader
Anu B. Kothari	Vice President/ Equity Analyst	Vice President/ Equity Analyst
Roseanne L. Kropp	Vice President/Senior Fund Analyst – High	Vice President/ Senior Fund Analyst

L-3

Name	Positions and Offices with the Trusts	Positions and Offices with
Delaware Management Company
	Grade	II - High Grade
Nikhil G. Lalvani	Vice President/Portfolio Manager	Vice President/Senior Equity
Analyst/Portfolio Manager
Brian R. Lauzon	Vice President/ Chief Operating Officer, Equity	Vice President/Chief Operating
	Investments	Officer, Equity Investments
Anthony A. Lombardi	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio
Manager
Francis P. Magee	Vice President/Portfolio Analyst	Vice President/Portfolio Analyst
John P. McCarthy	Vice President/Senior Research Analyst/Trader	Vice President/Senior Research
Analyst/Trader
Brian McDonnell	Vice President/Structured Products	Vice President/Structured Products
	Analyst/Trader	Analyst/Trader
Michael S. Morris	Vice President/Portfolio Manager/Senior Equity	Vice President/Portfolio
	Analyst	Manager/Senior Equity Analyst
Terrance M. O’Brien	Vice President/ Fixed Income Reporting Analyst	Vice President/ Fixed Income
Reporting Analyst
Donald G. Padilla	Vice President/Portfolio Manager/Senior Equity	Vice President/Portfolio
	Analyst	Manager/Senior Equity Analyst
Daniel J. Prislin	Vice President/Senior Portfolio Manager/Equity	Vice President/Senior Portfolio
	Analyst	Manager/Equity Analyst
Gretchen Regan	Vice President/Quantitative Analyst	Vice President/Quantitative Analyst
Carl Rice	Vice President/Senior Investment Specialist,	Vice President/Senior Investment
	Large Cap Value Focus Equity	Specialist, Large Cap Value Focus
Equity
Joseph T. Rogina	Vice President/Equity Trader	Vice President/Equity Trader
Debbie A. Sabo	Vice President/Equity Trader – Focus Growth	Vice President/Equity Trader – Focus
	Equity	Growth Equity
Kevin C. Schildt	Vice President/Senior Municipal Credit Analyst	Vice President/Senior Municipal
Credit Analyst
Bruce Schoenfeld	Vice President/Equity Analyst	Vice President/Equity Analyst
Nancy E. Smith	Vice President — Investment Accounting	Vice President — Investment
Accounting
Brenda L. Sprigman	Vice President/Business Manager – Fixed	Vice President/Business Manager –
	Income	Fixed Income
Junee Tan-Torres	Vice President/ Structured Solutions	Vice President/ Structured Solutions
Rudy D. Torrijos, III	Vice President/ Portfolio Manager	Vice President/ Portfolio Manager
Michael J. Tung	Vice President/ Portfolio Manager	Vice President/ Portfolio Manager
Robert A. Vogel, Jr.	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio
Manager
Lori P. Wachs	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Jeffrey S. Wang	Vice President/ Equity Analyst	Vice President/ Equity Analyst
Michael G. Wildstein	Vice President/ Senior Research Analyst	Vice President/ Senior Research
Analyst
Kathryn R. Williams	Vice President/Associate General	Vice President/Associate General
	Counsel/Assistant Secretary	Counsel/Assistant Secretary
Nashira Wynn	Vice President/Portfolio Manager	Vice President/Senior Equity
Analyst/Portfolio Manager
Guojia Zhang	Vice President/Equity Analyst	Vice President/Equity Analyst
Douglas R. Zinser	Vice President/Credit Research Analyst	Vice President/Credit Research
Analyst

L-4

APPENDIX M – NUMBER OF SHARES OF EACH FUND OUTSTANDING
AS OF JULY 31, 2009

		Shares
Fund Name	Class	Outstanding
Delaware American Services Fund	A	8,307,110.73
Delaware American Services Fund	B	1,967,195.99
Delaware American Services Fund	C	3,391,198.18
Delaware American Services Fund	I	922,813.72
Delaware American Services Fund	R	236,624.35
Delaware Cash Reserve Fund	A	409,648,027.42
Delaware Cash Reserve Fund	B	7,571,200.61
Delaware Cash Reserve Fund	C	11,999,635.87
Delaware Cash Reserve Fund	CC	13,352,167.66
Delaware Core Plus Bond Fund	A	8,499,313.53
Delaware Core Plus Bond Fund	B	590,047.37
Delaware Core Plus Bond Fund	C	762,595.96
Delaware Core Plus Bond Fund	I	421,213.94
Delaware Core Plus Bond Fund	R	30,797.35
Delaware Corporate Bond Fund	A	84,164,830.28
Delaware Corporate Bond Fund	B	2,185,573.07
Delaware Corporate Bond Fund	C	22,304,687.11
Delaware Corporate Bond Fund	I	9,192,140.79
Delaware Corporate Bond Fund	R	2,053,525.00
Delaware Diversified Income Fund	A	356,131,697.99
Delaware Diversified Income Fund	B	5,635,860.95
Delaware Diversified Income Fund	C	123,919,293.56
Delaware Diversified Income Fund	I	27,333,904.45
Delaware Diversified Income Fund	R	13,651,297.12
Delaware Dividend Income Fund	A	22,944,114.03
Delaware Dividend Income Fund	B	3,920,949.20
Delaware Dividend Income Fund	C	17,648,139.72
Delaware Dividend Income Fund	I	309,723.23
Delaware Dividend Income Fund	R	313,635.21
Delaware Emerging Markets Fund	A	28,477,236.53
Delaware Emerging Markets Fund	B	1,696,559.45
Delaware Emerging Markets Fund	C	11,639,314.09
Delaware Emerging Markets Fund	I	9,094,544.14
Delaware Extended Duration Bond Fund	A	32,965,118.99
Delaware Extended Duration Bond Fund	B	714,353.37
Delaware Extended Duration Bond Fund	C	3,416,477.09
Delaware Extended Duration Bond Fund	I	4,690,859.62
Delaware Extended Duration Bond Fund	R	118,595.09
Delaware Focus Global Growth Fund	A	196,781.95
Delaware Focus Global Growth Fund	I	235,297.12

Delaware Aggressive Allocation Portfolio	A	3,465,604.00
Delaware Aggressive Allocation Portfolio	B	459,043.89
Delaware Aggressive Allocation Portfolio	C	582,869.61
Delaware Aggressive Allocation Portfolio	I	1,394,609.32
Delaware Aggressive Allocation Portfolio	R	221,889.37
Delaware Conservative Allocation Portfolio	A	4,308,791.41
Delaware Conservative Allocation Portfolio	B	78,613.11
Delaware Conservative Allocation Portfolio	C	340,275.07
Delaware Conservative Allocation Portfolio	I	1,007,016.76
Delaware Conservative Allocation Portfolio	R	88,789.27
Delaware Moderate Allocation Portfolio	A	20,011,562.38
Delaware Moderate Allocation Portfolio	B	642,801.03
Delaware Moderate Allocation Portfolio	C	1,022,400.14
Delaware Moderate Allocation Portfolio	I	3,847,726.70
Delaware Moderate Allocation Portfolio	R	162,904.97
Delaware Global Real Estate Securities Fund	A	182.265
Delaware Global Real Estate Securities Fund	I	359,843.89
Delaware Global Value Fund	A	3,236,022.17
Delaware Global Value Fund	B	569,699.44
Delaware Global Value Fund	C	1,516,051.68
Delaware Global Value Fund	I	191,341.19
Delaware Growth Opportunities Fund	A	14,818,145.62
Delaware Growth Opportunities Fund	B	347,682.92
Delaware Growth Opportunities Fund	C	435,124.36
Delaware Growth Opportunities Fund	I	261,740.86
Delaware Growth Opportunities Fund	R	56,155.55
Delaware Healthcare Fund	A	120,909.07
Delaware Healthcare Fund	I	256,109.18
Delaware High-Yield Opportunities Fund	A	73,450,305.52
Delaware High-Yield Opportunities Fund	B	3,364,718.10
Delaware High-Yield Opportunities Fund	C	8,815,757.03
Delaware High-Yield Opportunities Fund	I	12,694,132.20
Delaware High-Yield Opportunities Fund	R	4,294,740.65
Delaware Inflation Protected Bond Fund	A	8,312,339.23
Delaware Inflation Protected Bond Fund	B	188,301.72
Delaware Inflation Protected Bond Fund	C	4,027,833.86
Delaware Inflation Protected Bond Fund	I	9,419,003.59
Delaware International Value Equity Fund	A	14,840,111.11
Delaware International Value Equity Fund	B	1,067,080.39
Delaware International Value Equity Fund	C	5,175,961.29
Delaware International Value Equity Fund	I	13,666,903.65
Delaware International Value Equity Fund	R	251,795.05
Delaware Large Cap Core Fund	A	1,541.21
Delaware Large Cap Core Fund	I	252,689.79

Delaware Large Cap Value Fund	A	49,886,593.44
Delaware Large Cap Value Fund	B	1,438,363.18
Delaware Large Cap Value Fund	C	1,320,509.62
Delaware Large Cap Value Fund	I	2,229,686.76
Delaware Large Cap Value Fund	R	111,520.19
Delaware Limited-Term Diversified Income Fund	A	63,645,553.57
Delaware Limited-Term Diversified Income Fund	B	407,345.24
Delaware Limited-Term Diversified Income Fund	C	18,200,945.79
Delaware Limited-Term Diversified Income Fund	I	2,071,289.06
Delaware Limited-Term Diversified Income Fund	R	365,963.82
Delaware Mid Cap Value Fund	A	34,392.69
Delaware Mid Cap Value Fund	C	9,428.66
Delaware Mid Cap Value Fund	I	1,341,173.84
Delaware Mid Cap Value Fund	R	3.224
Delaware Minnesota High-Yield Municipal Bond Fund	A	10,927,247.96
Delaware Minnesota High-Yield Municipal Bond Fund	B	509,394.77
Delaware Minnesota High-Yield Municipal Bond Fund	C	2,507,347.47
Delaware National High-Yield Municipal Bond Fund	A	7,632,607.68
Delaware National High-Yield Municipal Bond Fund	B	167,569.47
Delaware National High-Yield Municipal Bond Fund	C	850,944.11
Delaware National High-Yield Municipal Bond Fund	I	138.63
Delaware REIT Fund	A	8,434,200.70
Delaware REIT Fund	I	13,643,975.31
Delaware REIT Fund	R	504,554.78
Delaware REIT Fund	B	1,611,608.58
Delaware REIT Fund	C	2,222,726.92
Delaware Select Growth Fund	A	5,716,873.40
Delaware Select Growth Fund	B	950,262.41
Delaware Select Growth Fund	C	1,324,332.74
Delaware Select Growth Fund	R	34,564.97
Delaware Select Growth Fund	I	3,144,775.77
Delaware Small Cap Core Fund	A	2,422,168.04
Delaware Small Cap Core Fund	C	985,111.48
Delaware Small Cap Core Fund	I	3,287,676.99
Delaware Small Cap Core Fund	R	457,544.70
Delaware Small Cap Growth Fund	I	69.533
Delaware Small Cap Growth Fund	R	127,035.78
Delaware Small Cap Growth Fund	A	786,109.32
Delaware Small Cap Growth Fund	B	186,462.19
Delaware Small Cap Growth Fund	C	484,411.67
Delaware Small Cap Value Fund	A	8,967,675.27
Delaware Small Cap Value Fund	B	826,429.50
Delaware Small Cap Value Fund	C	1,916,299.16
Delaware Small Cap Value Fund	I	460,530.57

Delaware Small Cap Value Fund	R	603,477.76
Delaware Tax-Free Arizona Fund	A	10,203,952.88
Delaware Tax-Free Arizona Fund	B	588,318.73
Delaware Tax-Free Arizona Fund	C	654,557.17
Delaware Tax-Free California Fund	A	5,799,662.70
Delaware Tax-Free California Fund	B	472,859.80
Delaware Tax-Free California Fund	C	1,289,320.83
Delaware Tax-Free Colorado Fund	A	21,197,643.71
Delaware Tax-Free Colorado Fund	B	263,399.13
Delaware Tax-Free Colorado Fund	C	1,050,445.66
Delaware Tax-Free Idaho Fund	A	7,268,912.69
Delaware Tax-Free Idaho Fund	B	292,637.86
Delaware Tax-Free Idaho Fund	C	1,436,225.92
Delaware Tax-Free Minnesota Fund	A	46,448,175.64
Delaware Tax-Free Minnesota Fund	B	788,675.50
Delaware Tax-Free Minnesota Fund	C	2,745,470.03
Delaware Tax-Free Minnesota Intermediate Fund	A	6,938,349.18
Delaware Tax-Free Minnesota Intermediate Fund	B	29,185.30
Delaware Tax-Free Minnesota Intermediate Fund	C	987,735.57
Delaware Tax-Free Money Fund	A	12,469,760.07
Delaware Tax-Free Money Fund	CC	558,180.71
Delaware Tax-Free New York Fund	A	2,122,756.76
Delaware Tax-Free New York Fund	B	99,781.27
Delaware Tax-Free New York Fund	C	517,334.96
Delaware Tax-Free Pennsylvania Fund	A	63,182,671.89
Delaware Tax-Free Pennsylvania Fund	B	681,507.22
Delaware Tax-Free Pennsylvania Fund	C	1,642,484.51
Delaware Tax-Free USA Fund	A	49,516,664.15
Delaware Tax-Free USA Fund	B	757,392.82
Delaware Tax-Free USA Fund	C	1,855,403.30
Delaware Tax-Free USA Fund	I	104.593
Delaware Tax-Free USA Intermediate Fund	A	39,157,223.47
Delaware Tax-Free USA Intermediate Fund	B	76,500.53
Delaware Tax-Free USA Intermediate Fund	C	3,439,848.28
Delaware Tax-Free USA Intermediate Fund	I	96.512
Delaware Trend Fund	A	22,941,115.49
Delaware Trend Fund	B	1,803,600.98
Delaware Trend Fund	C	3,258,227.52
Delaware Trend Fund	I	1,850,379.41
Delaware Trend Fund	R	187,363.74
Delaware U.S. Growth Fund	A	11,918,929.41
Delaware U.S. Growth Fund	B	644,208.92
Delaware U.S. Growth Fund	C	1,311,758.06
Delaware U.S. Growth Fund	I	38,881,699.89

Delaware U.S. Growth Fund	R	303,428.38
Delaware Value Fund	B	378,120.36
Delaware Value Fund	C	2,839,247.86
Delaware Value Fund	I	7,570,791.16
Delaware Value Fund	R	211,514.86

APPENDIX N — 1% SHARE OWNERSHIP

As of July 31, 2009, the officers and Trustees of the Trusts, as a group, owned 1% or more of the outstanding voting shares of the following Funds and classes:

Fund	Class	Percentage
Delaware Large Cap Value Fund	Institutional Class	5.64%
Delaware Trend® Fund	Institutional Class	1.58%
Delaware Growth Opportunities Fund	Institutional Class	2.25%
Delaware Small Cap Value Fund	Institutional Class	8.79%
Delaware Moderate Allocation Portfolio[5]	Institutional Class	2.56%
Delaware Aggressive Allocation Portfolio[6]	Institutional Class	2.13%
Delaware Emerging Markets Fund	Institutional Class	1.33%
Delaware Core Plus Bond Fund	Institutional Class	8.84%
Delaware Limited-Term Diversified Income Fund	Institutional Class	2.63%
Delaware Select Growth Fund	Class A	1.20%
Delaware Select Growth Fund	Institutional Class	1.10%
Delaware Tax-Free Money Fund	Class A	1.39%
Delaware Healthcare Fund	Class A	86.24%
Delaware Focus Global Growth Fund	Institutional Class	99.99%

5	On October 21, 2009, the name will be changed to Delaware Foundation Moderate Allocation Fund.
6	On October 21, 2009, the name will be changed to Delaware Foundation Aggressive Allocation Fund.

N-1

APPENDIX O — 5% SHARE OWNERSHIP

The following table shows, as of July 31, 2009, the accounts of each class of each Fund that own 5% or more of such class.

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Aggressive	A	MLPF&S FOR THE SOLE	433,735.130	12.65%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Aggressive	A	PIMS/PRUDENTIAL RETIREMENT AS	985,508.511	28.73%
Allocation Portfolio		NOMINEE FOR THE TTEE/CUST PL
		HOAG SHELTERED SAVS PLAN
		1 HOAG DR
		NEWPORT BEACH CA 92663-4162

Delaware Aggressive	C	MLPF&S FOR THE SOLE	49,567.034	8.58%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Aggressive	I	C/O MUTUAL FUNDS	164,199.066	11.97%
Allocation Portfolio		WILMINGTON TRUST CO TTEE
FBO DELAWARE MGMT HOLDINGS
		INC
		EMP 401K ACCOUNT
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Aggressive	I	C/O MUTUAL FUNDS	190,469.430	13.89%
Allocation Portfolio		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NTL LIFE INS CO
		AGT SVGS PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Aggressive	I	C/O MUTUAL FUNDS	954,399.024	69.58%
Allocation Portfolio		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NATL CORP
		EMP SVGS & RET PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Aggressive	R	KIMBERLY CLARK	11,697.464	5.43%
Allocation Portfolio		FBO C U LEASING CORP
		401K PSP & TRUST
		3570 CAMINO DEL RIO N #300
		SAN DIEGO CA 92108-1747
Delaware Aggressive	R	MLPF&S FOR THE SOLE	163,339.414	75.84%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware American	A	MLPF&S FOR THE SOLE	455,360.539	5.41%
Services Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware American	C	CITIGROUP GLOBAL	377,347.679	10.85%
Services Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware American	C	MLPF&S FOR THE SOLE	617,630.193	17.76%
Services Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware American	I	PRUDENTIAL INVESTMENT MGMT	52,779.705	5.58%
Services Fund		SVC
		FBO MUTUAL FUND CLIENTS
		MAIL STOP NJ 05-11-20
		3 GATEWAY CTR FL 11
		100 MULBERRY ST
		NEWARK NJ 07102
Delaware American	I	COUNSEL TRUST DBA MATC	54,643.058	5.77%
Services Fund		FBO KETCHUM WOOD & BURGERT
		CHARTERED PSP
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
Delaware American	I	ICMA-RC SERVICES LLC	739,042.996	78.08%
Services Fund		777 N CAPITOL ST NE
		WASHINGTON DC 20002-4239
Delaware American	R	GPC SECURITIES INC AGENT FOR	15,786.007	6.50%
Services Fund		RELIANCE TRUST CO
		FBO PREMIER COOPERATIVE
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware American	R	COUNSEL TRUST	17,715.154	7.29%
Services Fund		FBO JENNINGS REALTY, INC.
		EMPLOYEES PSP
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
Delaware American	R	STATE STREET BANK &	55,526.147	22.85%
Services Fund		TRUST CO
		FBO VARIOUS SYMETRA
		RETIREMENT PLANS
		PO BOX 12770
		OVERLAND PARK KS 66282-2770
Delaware Cash Reserve	A	DELAWARE MANAGEMENT	63,529,356.600	15.14%
Fund		BUSINESS TRUST - DMC
		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Cash Reserve	B	CITIGROUP GLOBAL	432,686.848	5.61%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Cash Reserve	C	CITIGROUP GLOBAL	930,597.680	7.20%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Cash Reserve	CC	MCB TRUST SERVICES TTEE	693,747.960	5.26%
Fund		FBO VISITING NURSE
		SERVICE P/S
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Cash Reserve	CC	MCB TRUST SERVICES TRUSTEE	734,256.520	5.56%
Fund		FBO ECOLOGY CONTROL INDSTRS
		401(K)
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Cash Reserve	CC	MCB TRUST SERVICES TTEE	795,677.170	6.03%
Fund		FBO SAGELINK CREDIT UNION
		401(K) PLAN
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Cash Reserve	CC	MCB TRUST SERVICES TTEE	979,059.910	7.42%
Fund		FBO TRIDENT ANESTHESIA 401(K)
		700 17TH ST STE 300
		DENVER CO 80202-3531

Delaware Conservative	A	MLPF&S FOR THE SOLE	247,401.940	5.73%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Conservative	A	PIMS/PRUDENTIAL RETIREMENT AS	2,992,055.268	69.29%
Allocation Portfolio		NOMINEE FOR THE TTEE/CUST PL
		006
		HOAG SHELTERED SAVS PLAN
		1 HOAG DR
		NEWPORT BEACH CA 92663-4162
Delaware Conservative	B	JUNIE L KELTON &	4,767.351	6.34%
Allocation Portfolio		JOYCE A WENDLANDT &
		NOMA HENDERSON
		STIGLER OK 74462
Delaware Conservative	B	RAYMOND JAMES & ASSOC INC	5,328.988	7.08%
Allocation Portfolio		CUST FBO ANTHONY J
		SARDO IRA
		3 ROSS WAY
		WINDSOR LOCKS CT 06096-1267

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Conservative	B	MLPF&S FOR THE SOLE	15,926.231	21.17%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Conservative	C	MLPF&S FOR THE SOLE	119,773.952	34.53%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Conservative	I	C/O MUTUAL FUNDS	95,134.913	9.52%
Allocation Portfolio		WILMINGTON TRUST CO TTEE
FBO DELAWARE MGMT HOLDINGS
		INC 401K PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Conservative	I	C/O MUTUAL FUNDS	110,968.514	11.11%
Allocation Portfolio		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NTL LIFE INS CO
		AGT SVGS PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Conservative	I	C/O MUTUAL FUNDS	754,578.708	75.53%
Allocation Portfolio		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NATL CORP
		EMP SVGS & RET PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Conservative	R	MG TRUST CO TRUSTEE	4,679.186	5.08%
Allocation Portfolio		UNITED COMMUNITY BANK
		401K PS PLAN
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Conservative	R	MG TRUST CO	10,211.566	11.09%
Allocation Portfolio		CUST FBO JOHN
		CIPOLLONE INC
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Conservative	R	MLPF&S FOR THE SOLE	71,667.126	77.85%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Core Plus Bond	A	MLPF&S FOR THE SOLE	518,249.367	6.11%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Core Plus Bond	B	MLPF&S FOR THE SOLE	71,046.733	12.01%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Core Plus Bond	C	CITIGROUP GLOBAL	44,617.313	5.85%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Core Plus Bond	C	MLPF&S FOR THE SOLE	165,360.232	21.67%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Core Plus Bond	I	BOSCIA FAMILY FOUNDATION	23,859.147	5.77%
Fund		951 IDLEWILD RD
		GLADWYNE PA 19035-1437
Delaware Core Plus Bond	I	CITY OF DASSEL	36,698.556	8.88%
Fund		GENERAL ACCOUNT
		ATTN MARY ANN DANIELSON
		PO BOX 391
		DASSEL MN 55325-0391
Delaware Core Plus Bond	I	MCB TRUST SERVICES	38,557.197	9.33%
Fund		CUST FBO SOUTHWEST GRAPHICS,
		P/S 401(K)
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Core Plus Bond	I	RS DMC EMPLOYEE MPP PLAN	279,147.561	67.54%
Fund		DELAWARE MANAGEMENT CO
		EMPLOYEE MONEY PURCHASE
		PENSION
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Core Plus Bond	R	MLPF&S FOR THE SOLE	30,626.201	88.97%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Corporate Bond	A	MLPF&S FOR THE SOLE	26,365,039.125	33.70%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Corporate Bond	B	MLPF&S FOR THE SOLE	172,509.480	7.82%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Corporate Bond	C	CITIGROUP GLOBAL	1,923,038.412	9.09%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Corporate Bond	C	MLPF&S FOR THE SOLE	10,883,754.182	51.47%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Corporate Bond	R	LINCOLN NATIONAL LIFE	116,064.933	5.70%
Fund		INS COMPANY
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware Corporate Bond	R	FRONTIER TRUST CO	126,825.921	6.23%
Fund		FBO OMNIBUS-VARIOUS
		RETIREMENT PLANS
		PO BOX 10758
		FARGO ND 58106-0758
Delaware Corporate Bond	R	STATE STREET BANK &	341,907.431	16.80%
Fund		TRUST CO
		FBO VARIOUS SYMETRA
		RETIREMENT PLANS
		PO BOX 12770
		OVERLAND PARK KS 66282-2770
Delaware Corporate Bond	R	MLPF&S FOR THE SOLE	671,816.598	33.01%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Diversified	A	MLPF&S FOR THE SOLE	58,186,086.749	16.89%
Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Diversified	B	MLPF&S FOR THE SOLE	638,853.308	11.26%
Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Diversified	C	CITIGROUP GLOBAL	11,130,630.122	9.47%
Income Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Diversified	C	MLPF&S FOR THE SOLE	45,512,999.943	38.74%
Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Diversified	I	CHARLES SCHWAB & CO INC	1,883,727.633	12.32%
Income Fund		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Diversified	I	THE NORTHERN TRUST COMPANY	2,039,593.431	13.34%
Income Fund		TTEE
		CIBA SPECIALTY CHEMICALS
		401K DV PLAN
		PO BOX 92994
		CHICAGO IL 60675-0001
Delaware Diversified	I	ATTN TRUST OPS	2,506,840.650	16.39%
Income Fund		MIDTRUSCO
		5901 COLLEGE BLVD STE 100
		OVERLAND PARK KS 66211-1834
Delaware Diversified	R	MLPF&S FOR THE SOLE	6,532,468.517	48.64%
Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Dividend	A	CITIGROUP GLOBAL	1,537,351.944	6.63%
Income Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Dividend	A	MLPF&S FOR THE SOLE	2,180,501.697	9.40%
Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Dividend	B	CITIGROUP GLOBAL	294,850.174	7.40%
Income Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Dividend	B	MLPF&S FOR THE SOLE	787,123.973	19.76%
Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Dividend	C	CITIGROUP GLOBAL	2,510,401.261	14.01%
Income Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Dividend	C	MLPF&S FOR THE SOLE	5,801,767.165	32.38%
Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Dividend	I	COUNSEL TRUST DBA MATC FBO	34,749.740	11.17%
Income Fund		TTI INC 401K PSP
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Dividend	I	GPC SECURITIES INC AGENT FOR	174,653.729	56.13%
Income Fund		RELIANCE TRUST CO
		FBO GOODMAN & CO LLP
		401K P/S PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Dividend	R	GPC SECURITIES INC AGENT FOR	16,809.557	5.40%
Income Fund		RELIANCE TRUST CO
		FBO ANIMAS SURGICAL HOSPITAL,
		LLC 401K
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Dividend	R	ING	21,445.035	6.89%
Income Fund		ENHANCED K-CHOICE
		TRUSTEE: RELIANCE TRUST CO
		400 ATRIUM DRIVE
		SOMERSET NJ 08873
Delaware Dividend	R	GPC SECURITIES INC AGENT FOR	22,988.381	7.39%
Income Fund		RELIANCE TRUST CO
		FBO FERTILITY & GYNECOLOGY
		401(K) PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Dividend	R	GPC SECURITIES INC AGENT FOR	33,004.570	10.61%
Income Fund		RELIANCE TRUST CO
		FBO WEST HILLS DEVELOPMENT
		CO 401K PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Dividend	R	GPC SECURITIES INC AGENT FOR	35,001.670	11.25%
Income Fund		RELIANCE TRUST CO
		FBO BOGHT VETERINARY CLINIC
		401K
		PO BOX 79377
		ATLANTA GA 30357-7377

Delaware Dividend	R	GPC AS AGENT FOR	37,244.780	11.97%
Income Fund		RELIANCE TRUST COMPANY
		FBO FRUIT CENTER INC
		PSP PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Dividend	R	MLPF&S FOR THE SOLE	41,346.499	13.29%
Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Emerging	A	CITIGROUP GLOBAL	1,959,107.478	7.08%
Markets Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Emerging	A	MLPF&S FOR THE SOLE	4,544,610.153	16.42%
Markets Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Emerging	B	CITIGROUP GLOBAL	158,963.904	9.27%
Markets Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Emerging	B	MLPF&S FOR THE SOLE	218,906.047	12.76%
Markets Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Emerging	C	CITIGROUP GLOBAL	2,398,958.695	20.99%
Markets Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Emerging	C	MLPF&S FOR THE SOLE	3,166,315.306	27.70%
Markets Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Emerging	I	DINGLE & CO	513,228.000	6.01%
Markets Fund		C/O COMERICA BANK
		PO BOX 75000
		DETROIT MI 48275-0001
Delaware Emerging	I	ATTN DC PLAN ADMIN MS N6G	660,115.934	7.73%
Markets Fund		MERCER TRUST COMPANY
		FBO CLARIANT INVMNT PLAN
		1 INVESTORS WAY
		NORWOOD MA 02062-1599
Delaware Emerging	I	JP MORGAN CHASE BANK TTEE	679,648.757	7.96%
Markets Fund		FBO VIASAT INC
		401K PROFIT SHARING PLAN
		C/O JPMORGAN RPS 5500 TEAM
		9300 WARD PKWY
		KANSAS CITY MO 64114-3317
Delaware Emerging	I	STRAFE & CO	756,144.531	8.86%
Markets Fund		FBO E L & THELMA GAYLORD
		FOUNDA
		PO BOX 160
		WESTERVILLE OH 43086-0160
Delaware Emerging	I	RS DMC EMPLOYEE MPP PLAN	796,016.037	9.32%
Markets Fund		DELAWARE MANAGEMENT CO
		EMPLOYMENT P/S TRUST
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Emerging	I	NFS LLC	1,146,232.048	13.42%
Markets Fund		FEBO FIDUCIARY TRUST CO
		PO BOX 55806
		BOSTON MA 02205-5806
Delaware Emerging	I	CHARLES SCHWAB & CO INC	1,190,100.051	13.94%
Markets Fund		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
Delaware Extended	A	MLPF&S FOR THE SOLE	2,265,367.372	6.95%
Duration Bond Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Extended	A	MASSACHUSETTS MUTUAL LIFE	5,003,802.168	15.36%
Duration Bond Fund		INS CO
		1295 STATE ST MIP C105
		SPRINGFIELD MA 01111-0001
Delaware Extended	B	CITIGROUP GLOBAL	59,455.509	8.27%
Duration Bond Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Extended	B	MLPF&S FOR THE SOLE	119,915.846	16.69%
Duration Bond Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Extended	C	CITIGROUP GLOBAL	203,261.601	6.03%
Duration Bond Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Extended	C	MLPF&S FOR THE SOLE	1,078,101.764	31.97%
Duration Bond Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Extended	I	STATE STREET BANK &	2,265,201.014	31.29%
Duration Bond Fund		TRUST CO TTEE
		INTERCONTINENTAL HOTELS
		MASTER TR
		ATTN STEVE CHILES KC 1/5
		801 PENNSYLVANIA AVE
		KANSAS CITY MO 64105-1307
Delaware Extended	R	ING	16,197.838	14.37%
Duration Bond Fund		ENHANCED K-CHOICE
		TRUSTEE: RELIANCE TRUST CO
		400 ATRIUM DRIVE
		SOMERSET NJ 08873

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Extended	R	FIRST CLEARING CORP	37,455.899	33.24%
Duration Bond Fund		FBO COMPETITION CAMS PSP
		RONALD L COLEMAN TTEE
		FBO COMPETITION CAMS
		3408 DEMOCRAT RD
		MEMPHIS TN 38118
Delaware Extended	R	MASSACHUSETTS MUTUAL LIFE	48,330.140	42.89%
Duration Bond Fund		INS CO
		1295 STATE ST - MIP C105
		SPRINGFIELD MA 01111-0001
Delaware Focus Global	A	GREGORY MARK HEYWOOD &	14,117.647	7.17%
Growth Fund		KRISTEN PEN-FONG KWAN
		OAKLAND CA 94618
Delaware Focus Global	A	PATRICK G FORTIER &	29,178.173	14.83%
Growth Fund		ANNEMARIE S FORTIER
		SAN FRANCISCO CA 94118
Delaware Focus Global	A	CHRISTOPHER BONAVICO	29,411.765	14.95%
Growth Fund		SAN FRANCISCO CA 94126
Delaware Focus Global	A	KENNETH F BROAD & JACLYN	29,411.764	14.95%
Growth Fund		JAFARIAN BROAD JT WROS
		MILL VALLEY CA 94941
Delaware Focus Global	A	DANIEL J PRISLIN &	29,411.765	14.95%
Growth Fund		JOELLE M PRISLIN TTEES
		DANIEL AND JOELLE PRISLIN
		FAMILY TR
		ALAMEDA CA 94502
Delaware Focus Global	A	VAN HARTE-SMITH FAMILY	57,012.543	28.97%
Growth Fund		REVOCABLE TRUST
		70 CLUB DR
		SAN CARLOS CA 94070-1647
Delaware Focus Global	I	DMH CORP	235,294.118	100.00%
Growth Fund		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware Global Real	A	JAMES C MORROW	179.211	98.32%
Estate Securities Fund		CONSHOHOCKEN PA 19428
Delaware Global Real	I	DMH CORP	359,840.833	100.00%
Estate Securities Fund		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware Global Value	A	MLPF&S FOR THE SOLE	205,034.243	6.24%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Global Value	B	MLPF&S FOR THE SOLE	46,491.289	8.01%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Global Value	C	MLPF&S FOR THE SOLE	303,628.872	19.15%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Growth	A	MLPF&S FOR THE SOLE	1,113,699.355	7.46%
Opportunities Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Growth	C	MLPF&S FOR THE SOLE	57,253.143	13.01%
Opportunities Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Growth	I	MCB TRUST SERVICES TTEE	21,696.071	8.55%
Opportunities Fund		FBO WOOLDRIDGE HEATING & AIR
		401K
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Growth	I	MCB TRUST SERVICES	38,052.554	14.99%
Opportunities Fund		CUST FBO GRTR PHILA CHAMBER
		OF COM 401K
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Growth	I	RS DMC EMPLOYEE MPP PLAN	171,679.544	67.64%
Opportunities Fund		DELAWARE MANAGEMENT CO
		EMPLOYEE MONEY PURCHASE
		PENSION
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Growth	R	RELIANCE TRUST COMPANY CUST	4,222.383	7.98%
Opportunities Fund		FBO YERBA BUENA CENTER FOR
		THE ARTS403B ANNUITY
		MATCHING PLAN PO BOX 48529
		ATLANTA GA 30362-1529
Delaware Growth	R	MG TRUSTCO TRUSTEE	4,748.503	8.97%
Opportunities Fund		STUDIOCOM
		401K PS PL
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Growth	R	FRONTIER TRUST CO	6,753.171	12.76%
Opportunities Fund		FBO HIGHLAND ENGINEERING INC
		SAFE HAR
		PO BOX 10758
		FARGO ND 58106-0758
Delaware Growth	R	MG TRUST COMPANY	13,579.396	25.66%
Opportunities Fund		CUST. FBO ADVANCED FUEL
		RESEARCH, INC
		700 17TH ST STE 300
		DENVER CO 80202-3531

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Growth	R	MLPF&S FOR THE SOLE	20,498.368	38.74%
Opportunities Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Healthcare	A	DONALD G PADILLA	6,311.360	5.22%
Fund		PHILADELPHIA PA 19103
Delaware Healthcare	A	MICHAEL S TUNG	13,193.980	10.92%
Fund		PHILADELPHIA PA 19103
Delaware Healthcare	A	KATHY K WANG & ROBERT T	13,760.414	11.39%
Fund		WANG JT WROS
		LYNNFIELD MA 01940
Delaware Healthcare	A	LIU-ER CHEN &	80,536.820	66.67%
Fund		DAWN DING JT WROS
		NEEDHAM MA 02494
Delaware Healthcare	I	DMH CORP	256,106.019	100.00%
Fund		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware High-Yield	A	GENWORTH FINANCIAL	8,643,492.819	13.67%
Opportunities Fund		TRUST CO
FBO GENWORTH FINANCIAL ASSET
		MGMT
		FBO THEIR MUTUAL CLIENTS
		3200 N CENTRAL AVE FL 7
		PHOENIX AZ 85012-2468
Delaware High-Yield	B	MLPF&S FOR THE SOLE	179,582.292	5.29%
Opportunities Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware High-Yield	B	CITIGROUP GLOBAL	276,728.365	8.15%
Opportunities Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware High-Yield	C	CITIGROUP GLOBAL	875,594.909	10.11%
Opportunities Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware High-Yield	C	MLPF&S FOR THE SOLE	1,104,702.018	12.75%
Opportunities Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware High-Yield	I	ICMA-RC SERVICES LLC	849,890.857	5.08%
Opportunities Fund		777 N CAPITOL ST NE
		WASHINGTON DC 20002-4239

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware High-Yield	I	RS DMC EMPLOYEE MPP PLAN	869,258.717	5.19%
Opportunities Fund		DELAWARE MANAGEMENT CO MPP
		TRUST
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware High-Yield	I	PRUDENTIAL INVESTMENT MGMT	1,077,334.581	6.44%
Opportunities Fund		SVC FBO MUTUAL
		FUND CLIENTS
		MAIL STOP NJ 05-11-20
		3 GATEWAY CTR FL 11
		100 MULBERRY ST
		NEWARK NJ 07102
Delaware High-Yield	I	SEI PRIVATE TRUST CO	2,076,598.106	12.40%
Opportunities Fund		FBO HALE & DORR LLP
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
Delaware High-Yield	I	NFS LLC	2,515,675.488	15.03%
Opportunities Fund		FEBO COUNTRY TRUST
		PO BOX 2020
		BLOOMINGTON IL 61702-2020
Delaware High-Yield	R	STATE STREET BANK &	226,658.134	5.57%
Opportunities Fund		TRUST CO
		FBO VARIOUS SYMETRA
		RETIREMENT PLANS
		PO BOX 12770
		OVERLAND PARK KS 66282-2770
Delaware High-Yield	R	MLPF&S FOR THE SOLE	594,065.249	14.59%
Opportunities Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware High-Yield	R	ING	630,617.353	15.49%
Opportunities Fund		ENHANCED K-CHOICE
		TRUSTEE: RELIANCE TRUST CO
		400 ATRIUM DRIVE
		SOMERSET NJ 08873
Delaware Inflation	A	MLPF&S FOR THE SOLE	1,472,594.793	18.52%
Protected Bond Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Inflation	B	PTC	16,953.025	8.32%
Protected Bond Fund		CUST SEP IRA
		FBO WILL L SKINNER
		11707 LEANING PINE DR
		HOUSTON TX 77070-2517
Delaware Inflation	B	MLPF&S FOR THE SOLE	19,067.541	9.35%
Protected Bond Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Inflation	C	MLPF&S FOR THE SOLE	803,418.927	21.77%
Protected Bond Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Inflation	I	CONSERVATIVE PROFILE FUND OF	1,483,730.487	15.79%
Protected Bond Fund		LINCOLN VIP TRUST
		1300 SOUTH CLINTON STREET
		MAIL-STOP 2H17
		FORT WAYNE IN 46802-3506
Delaware Inflation	I	MODERATELY AGGRESSIVE	2,117,866.162	22.55%
Protected Bond Fund		PROFILE FUND
		OF LINCOLN VIP TRUST
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware Inflation	I	MODERATE PROFILE FUND	4,270,970.454	45.47%
Protected Bond Fund		OF LINCOLN VIP TRUST
		1300 SOUTH CLINTON STREET
		MAIL STOP 2H17
		FORT WAYNE IN 46802-3506
Delaware International	A	PRUDENTIAL INVESTMENT MGMT	1,577,439.139	8.78%
Value Equity Fund		SVC
		FBO MUTUAL FUND CLIENTS
		MAIL STOP NJ 05-11-20
		3 GATEWAY CENTER FL 11
		100 MULBERRY ST
		NEWARK NJ 07102
Delaware International	A	CITIGROUP GLOBAL	1,838,253.233	10.24%
Value Equity Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware International	B	CITIGROUP GLOBAL	138,430.875	12.81%
Value Equity Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware International	C	MLPF&S FOR THE SOLE	364,428.230	6.88%
Value Equity Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware International	C	CITIGROUP GLOBAL	1,931,259.495	36.46%
Value Equity Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware International	I	CITIGROUP GLOBAL	11,541,747.620	82.42%
Value Equity Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware International	R	FRONTIER TRUST CO	89,699.133	35.09%
Value Equity Fund		FBO SINGLETON ASSOCIATES
		401K PLAN
		PO BOX 10758
		FARGO ND 58106-0758
Delaware International	R	MLPF&S FOR THE SOLE	92,584.160	36.21%
Value Equity Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Large Cap Core	A	CRAIG P BROWN	373.754	21.86%
Fund		ARDMORE PA 19003
Delaware Large Cap Core	A	BRUCE A GREEN	1,165.346	68.17%
Fund		AND LYNN H GREEN JT WROS
		NASHVILLE TN 37221
Delaware Large Cap Core	I	DMH CORP	252,687.677	100.00%
Fund		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware Large Cap	C	MLPF&S FOR THE SOLE	200,740.265	15.05%
Value Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Large Cap	I	MCB TRUST SERVICES TTEE	117,540.405	5.27%
Value Fund		FBO DEFENSE SUPPORT
		SVS LLC RET PLAN
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Large Cap	I	MCB TRUST SERVICES TTEE	134,279.043	6.01%
Value Fund		FBO DAY & ZIMMERMANN
		HAWTHORNE 401K PL
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Large Cap	I	RS DMC EMPLOYEE MPP PLAN	550,221.767	24.65%
Value Fund		DELAWARE MANAGEMENT CO
		EMPLOYEE MONEY PURCHASE
		PENSION C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Large Cap	I	MCB TRUST SERVICES TTEE	1,097,451.108	49.16%
Value Fund		FBO DAY & ZIMMERMANN 401(K)
		PLAN
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Large Cap	R	GPC AS AGENT FOR	5,979.336	5.16%
Value Fund		RELIANCE TRUST COMPANY
		FBO DAVID S WILLIAMS DMD PA
		401K PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Large Cap	R	MG TRUST COMPANY TRUSTEE	18,918.307	16.32%
Value Fund		MEMORIAL & ST ELIZABETH HC
		LLP
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Large Cap	R	GPC AS AGENT FOR	20,329.284	17.54%
Value Fund		RELIANCE TRUST COMPANY
		FBO THERAPEUTIC RADIATION
		ONCOLOGY 401K
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Large Cap	R	MLPF&S FOR THE SOLE	40,123.147	34.61%
Value Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Limited-Term	A	CITIGROUP GLOBAL	4,298,135.109	7.70%
Diversified Income Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Limited-Term	A	MLPF&S FOR THE SOLE	7,379,518.664	13.23%
Diversified Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Limited-Term	B	MLPF&S FOR THE SOLE	61,076.009	15.18%
Diversified Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Limited-Term	C	CITIGROUP GLOBAL	1,411,270.070	9.66%
Diversified Income Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Limited-Term	C	MLPF&S FOR THE SOLE	5,087,712.746	34.84%
Diversified Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Limited-Term	I	RS DMC EMPLOYEE MPP PLAN	309,926.611	17.05%
Diversified Income Fund		DELAWARE MANAGEMENT CO
		EMPLOYEE MONEY PURCHASE
		PENSION
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Limited-Term	I	LINCOLN FINANCIAL GROUP	461,369.380	25.39%
Diversified Income Fund		FOUNDATION INC
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Limited-Term	I	LA84 FOUNDATION	470,243.443	25.87%
Diversified Income Fund		2141 W ADAMS BLVD
		LOS ANGELES CA 90018-2040
Delaware Limited-Term	R	FIRST CLEARING LLC	20,585.478	5.89%
Diversified Income Fund		SUTTON ORTHOPAEDICS
		PSP 401K
		J CARL SUTTON TTEE
		3320 LOST VALLEY DR
		JONESBORO GA 30236-4126
Delaware Limited-Term	R	LINCOLN NATIONAL LIFE	27,785.371	7.95%
Diversified Income Fund		INS COMPANY
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware Limited-Term	R	COUNSEL TRUST DBA MATC	30,424.631	8.70%
Diversified Income Fund		FBO MILAN SUPPLY CO PSP
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
Delaware Limited-Term	R	MLPF&S FOR THE SOLE	151,766.439	43.40%
Diversified Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Mid Cap Value	A	DMTC TTEE	1,626.353	5.07%
		PERSONAL(K) PL
		JAMES SCHIEFER
		CONSULTING INC
		FBO JAMES SCHIEFER
		3850 ALDER WOODS CT
		FAIRFAX VA 22033-2441
Delaware Mid Cap Value	A	CLAIRE L DENENBERG TTEE	1,629.991	5.08%
		CLAIRE L DENENBERG
		REV LIV TR
		C/O LYNNE WARREN
		8754 VIA ANCHO RD
		BOCA RATON FL 33433
Delaware Mid Cap Value	A	IRA FBO PAUL L FIDEL	1,664.145	5.19%
		PERSHING LLC
		CUST ROLLOVER ACCOUNT
		140 B N SPRING VALLEY RD
		MCMURRAY PA 15317-2820
Delaware Mid Cap Value	A	IRA FBO PAUL A VOTH	2,524.124	7.87%
		PTC AS CUSTODIAN
		43683 MARIGOLD DR
		PALM DESERT CA 92260-2603
Delaware Mid Cap Value	A	NFS LLC	2,559.099	7.98%
		FEBO JOHN A SCARF
		13915 SAN SABA CANYON LN
		CYPRESS TX 77429
Delaware Mid Cap Value	A	NFS LLC	2,700.642	8.42%
		FEBO NFS/FMTC ROLL IRA
		FBO MICHAEL OHATA
		225 LINDEN AVE
		OAK PARK IL 60302-2214
Delaware Mid Cap Value	A	DOUGLAS R GLENNON	5,892.662	18.37%

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
		NAPLES FL 34119
Delaware Mid Cap Value	A	PERSHING LLC	7,245.869	22.59%
		PO BOX 2052
		JERSEY CITY NJ 07303
Delaware Mid Cap Value	C	HOME FEDERAL SAVINGS & LN	520.073	5.52%
		JONATHAN FRIEND
		500 12TH S PO BOX 190
		NAMPA ID 83653-0190
Delaware Mid Cap Value	C	DMTC CUSTODIAN FOR THE IRA OF	2,338.844	24.81%
		BEATRIZ W THIELEN
		LORTON VA 22079
Delaware Mid Cap Value	C	DMTC C/F THE CONVERSION ROTH	2,616.753	27.75%
		IRA OF ROSS SCHEINBAUM
		1095 REMAGEN RD
		SEASIDE CA 93955-7417
Delaware Mid Cap Value	C	DMTC C/F THE CONVERSION ROTH	3,596.186	38.14%
		IRA OF JENNIFER SCHEINBAUM
		1095 REMAGEN RD
		SEASIDE CA 93955-7417

Delaware Mid Cap Value	I	C/O MUTUAL FUNDS	138,795.912	10.35%
		WILMINGTON TRUST CO TTEE
		FBO DELAWARE MGMT HOLDINGS
		INC
		EMP 401K ACCOUNT
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Mid Cap Value	I	C/O MUTUAL FUNDS	225,477.509	16.82%
		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NTL LIFE INS CO
		AGT SVGS PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Mid Cap Value	I	C/O MUTUAL FUNDS	942,782.041	70.32%
		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NATL CORP
		EMP SVGS & RET PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Mid Cap Value	R	DELAWARE MANAGEMENT	1.006	31.20%
		BUSINESS TRUST - DIA
		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware Mid Cap Value	R	DELAWARE SERVICE CO	1.106	34.31%
		CONTROL ACCOUNT
		ATTN PATRICK DWYER
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Mid Cap Value	R	DELAWARE SERVICE CO	1.112	34.49%
		CONTROL ACCOUNT
		ATTN PATRICK DWYER
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Minnesota	C	MLPF&S FOR THE SOLE	145,763.514	5.76%
High-Yield Municipal		BENEFIT OF ITS CUSTOMERS
Bond Fund		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Moderate	A	PIMS/PRUDENTIAL RETIREMENT AS	1,776,824.575	8.81%
Allocation Portfolio		NOMINEE FOR THE TTEE/CUST PL
		HOAG SHELTERED SAVS PLAN 1
		HOAG DR
		NEWPORT BEACH CA 92663-4162

Delaware Moderate	B	MLPF&S FOR THE SOLE	45,923.205	7.05%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Moderate	C	MLPF&S FOR THE SOLE	102,108.604	9.84%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Moderate	I	C/O MUTUAL FUNDS	311,722.768	8.33%
Allocation Portfolio		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NTL LIFE INS CO
		AGT SVGS PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Moderate	I	RS DMC EMPLOYEE MPP PLAN	360,672.708	9.64%
Allocation Portfolio		DELAWARE MANAGEMENT CO MPP
		TRUST
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Moderate	I	C/O MUTUAL FUNDS	2,901,653.077	77.54%
Allocation Portfolio		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NATL CORP
		EMP SVGS & RET PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Moderate	R	MG TRUST CO TRUSTEE	10,753.386	6.39%
Allocation Portfolio		UNITED COMMUNITY BANK 401K
		PS PLAN
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Moderate	R	FRONTIER TRUST CO	11,241.773	6.69%
Allocation Portfolio		FBO OMNIBUS-VARIOUS
		RETIREMENT PLANS
		PO BOX 10758
		FARGO ND 58106-0758
Delaware Moderate	R	MG TRUST CO CUST	21,272.341	12.65%
Allocation Portfolio		FBO JOHN CIPOLLONE INC
		700 17TH ST STE 300
		DENVER CO 80202-3531

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Moderate	R	MLPF&S FOR THE SOLE	108,109.957	64.29%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware National High-	A	MLPF&S FOR THE SOLE	460,900.745	6.15%
Yield Municipal Bond		BENEFIT OF ITS CUSTOMERS
Fund		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware National High-	A	FIRST CLEARING, LLC	491,982.027	6.56%
Yield Municipal Bond		JUANITA DALY &
Fund		CARLO TORESANI JT WROS
		1200 RANCHO CIR
		LAS VEGAS NV 89107
Delaware National High-	B	CITIGROUP GLOBAL	17,029.211	9.91%
Yield Municipal Bond		MARKETS, INC.
Fund		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware National High-	B	MLPF&S FOR THE SOLE	50,308.132	29.27%
Yield Municipal Bond		BENEFIT OF ITS CUSTOMERS
Fund		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware National High-	C	CITIGROUP GLOBAL	84,495.021	10.10%
Yield Municipal Bond		MARKETS, INC.
Fund		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware National High-	C	MLPF&S FOR THE SOLE	214,824.839	25.69%
Yield Municipal Bond		BENEFIT OF ITS CUSTOMERS
Fund		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware National High-	I	DMH CORP	136.513	98.95%
Yield Municipal Bond		ATTN RICK SALUS
Fund		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware REIT Fund	A	WILMINGTON TRUST CO TTEE	791,631.516	9.35%
		FBO VIRTUA 401(K) SAVS PLN
		C/O MUTUAL FUNDS
		P O BOX 8880
		WILMINGTON DE 19899-8880
Delaware REIT Fund	C	MLPF&S FOR THE SOLE	224,397.521	9.93%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware REIT Fund	C	CITIGROUP GLOBAL	247,756.670	10.96%
		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware REIT Fund	R	RELIANCE TRUST CO	26,006.691	5.13%
		FBO PARKER MCCAY & CRISCU
		401K
		PO BOX 48529
		ATLANTA GA 30362-1529
Delaware REIT Fund	R	MLPF&S FOR THE SOLE	28,637.318	5.64%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware REIT Fund	R	MG TRUST COMPANY	39,857.674	7.85%
		CUST FBO PRICE RIVER WATER
		IMPROVEMENT
		DISTRICT RETIREMENT PLAN
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Select Growth	A	CITIGROUP GLOBAL	322,565.776	5.58%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Select Growth	A	MLPF&S FOR THE SOLE	338,085.449	5.85%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Select Growth	C	CITIGROUP GLOBAL	115,089.170	8.52%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Select Growth	C	MLPF&S FOR THE SOLE	267,526.144	19.81%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Select Growth	I	RS DMC EMPLOYEE MPP PLAN	266,226.705	9.53%
Fund		DELAWARE MANAGEMENT CO MPP
		TRUST
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Select Growth	I	GPC AS AGENT FOR	378,404.844	13.55%
Fund		RELIANCE TRUST COMPANY
		FBO DEAN FOODS 401K PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Select Growth	I	EDWARD D JONES & CO	2,346,971.458	84.04%
Fund		ATTN MUTUAL FUND
		SHAREHOLDER ACCOUNTING
		201 PROGRESS PKWY
		MARYLAND HTS MO 63043

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Select Growth	R	MG TRUST COMPANY TRUSTEE	1,965.947	5.52%
Fund		KINGS OF NEW CASTLE
		700 17TH STREET - SUITE 300
		DENVER CO 80202-3531
Delaware Select Growth	R	MG TRUST CO TRUSTEE	3,160.773	8.88%
Fund		UNITED COMMUNITY BANK
		401K PS PLAN
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Select Growth	R	RELIANCE TRUST CO FBO	3,363.365	9.45%
Fund		RELIANCE TRADING CORP
		401K
		PO BOX 48529
		ATLANTA GA 30362-1529
Delaware Select Growth	R	RELIANCE TRUSTCO	4,478.672	12.58%
Fund		FBO FIRST MED IMMEDIATE MED
		401K
		PO BOX 48529
		ATLANTA GA 30362-1529
Delaware Select Growth	R	MG TRUST CO	5,156.870	14.49%
Fund		CUST FBO OMAHA NEON
		SIGN INC
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Select Growth	R	MLPF&S FOR THE SOLE	12,623.771	35.46%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Small Cap Core	A	MLPF&S FOR THE SOLE	338,437.179	14.04%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Small Cap Core	C	MLPF&S FOR THE SOLE	312,373.501	31.76%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Small Cap Core	I	HOD CARRIERS LOCAL #270	203,292.627	6.03%
Fund		PENSION TRUST FUND
		633 BATTERY ST FL 2
		SAN FRANCISCO CA 94111-1815
Delaware Small Cap Core	I	WACHOVIA BANK	214,397.419	6.36%
Fund		FBO VARIOUS
		RETIREMENT PLANS
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-0001
Delaware Small Cap Core	I	UNION BANK TR NOMINEE	432,234.293	12.82%
Fund		FBO CITRUS AVOCADO PENSION
		FUND
		TAFT HARTLEY RET PLAN
		PO BOX 85484
		SAN DIEGO CA 92186-5484

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Small Cap Core	I	LINCOLN NATIONAL LIFE	505,204.886	14.98%
Fund		INS COMPANY
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware Small Cap Core	I	UBATCO & CO	1,176,793.386	34.89%
Fund		FBO COLLEGE SAVINGS GROUP
		PO BOX 82535
		LINCOLN NE 68501-2535
Delaware Small Cap Core	R	GPC AGENT FOR	26,326.572	5.89%
Fund		RELIANCE TRUST CO
		FBO DAVID K & ELLENM SCHMITZ

		401K PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Small Cap Core	R	FRONTIER TRUST CO	40,949.210	9.17%
Fund		FBO NAGEL PRECISION INC
		PS 401K PLAN
		PO BOX 10758
		FARGO ND 58106-0758
Delaware Small Cap Core	R	ING	45,452.151	10.17%
Fund		ENHANCED K-CHOICE
		TRUSTEE: RELIANCE TRUST CO
		400 ATRIUM DRIVE
		SOMERSET NJ 08873
Delaware Small Cap Core	R	LINCOLN NATIONAL LIFE	61,155.360	13.69%
Fund		INS COMPANY
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware Small Cap Core	R	STATE STREET BANK &	68,001.652	15.22%
Fund		TRUST CO
		FBO VARIOUS SYMETRA
		RETIREMENT PLANS
		PO BOX 12770
		OVERLAND PARK KS 66282-2770
Delaware Small Cap	A	FRONTIER TRUST CO	54,439.229	7.14%
Growth Fund		FBO VALERUS
		401K SAVS PLAN
		PO BOX 10758
		FARGO ND 58106-0758
Delaware Small Cap	A	MLPF&S FOR THE SOLE	54,638.434	7.17%
Growth Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Small Cap	B	FIRST CLEARING LLC	9,336.495	5.03%
Growth Fund		LAUREN M NISWENDER IRA
		FCC AS CUSTODIAN
		6615 STEINBECK CT
		N RIDGEVILLE OH 44039-3363
Delaware Small Cap	C	MLPF&S FOR THE SOLE	120,379.051	24.94%
Growth Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Small Cap	I	DMTC C/F THE ROLLOVER IRA OF	65.445	94.12%
Growth Fund		PATRICIA POLONY
		WHITEHALL PA 18052
Delaware Small Cap	R	GPC AS AGENT FOR	6,795.422	5.47%
Growth Fund		RELIANCE TRUST COMPANY
		FBO OB-GYNE OF LAKE FOREST
		EES PS & SAV T
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Small Cap	R	RELIANCE TRUST CO	8,995.554	7.24%
Growth Fund		CUST FBO DRESILKER ELECTRIC
		MOTORS
		PO BOX 48529
		ATLANTA GA 30362-1529
Delaware Small Cap	R	GPC SECURITIES INC AGENT FOR	9,924.912	7.99%
Growth Fund		RELIANCE TRUST CO
		FBO GILSANZ MURRAY & STEFICEK
		401K PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Small Cap	R	MLPF&S FOR THE SOLE	10,216.590	8.23%
Growth Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Small Cap	R	FRONTIER TRUST CO	11,413.575	9.19%
Growth Fund		FBO SBWV ARCHITECTS INC 401K
		PLAN
		PO BOX 10758
		FARGO ND 58106-0758
Delaware Small Cap	R	RON BECKER	16,519.338	13.30%
Growth Fund		FBO ALL SEASONS
		MARKETING INC
		401K PSP & TRUST
		10001 W ROOSEVELT RD STE 308
		WESTCHESTER IL 60154-2662
Delaware Small Cap	A	MLPF&S FOR THE SOLE	546,365.178	6.04%
Value Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Small Cap	C	CITIGROUP GLOBAL	163,385.511	8.38%
Value Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Small Cap	C	MLPF&S FOR THE SOLE	502,256.118	25.77%
Value Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Small Cap	I	NFS LLC	34,727.072	7.54%
Value Fund		FEBO RELIANCE TRUST TTEE
		PHILADELPHIA GAS WORKS
		DEFERRED COMP PL
		800 W MONTGOMERY AVE
		PHILADELPHIA PA 19122
Delaware Small Cap	I	NY LIFE TRUST COMPANY	143,381.142	31.15%
Value Fund		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
Delaware Small Cap	I	RS DMC EMPLOYEE MPP PLAN	210,578.743	45.75%
Value Fund		DELAWARE MANAGEMENT CO
		EMPLOYEE MONEY PURCHASE
		PENSION
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Small Cap	R	MLPF&S FOR THE SOLE	216,746.044	34.94%
Value Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	A	MLPF&S FOR THE SOLE	582,846.383	5.73%
Arizona Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	B	MLPF&S FOR THE SOLE	76,735.280	12.83%
Arizona Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	C	MLPF&S FOR THE SOLE	179,853.329	27.78%
Arizona Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	A	MLPF&S FOR THE SOLE	656,398.363	11.06%
California Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	A	CITIGROUP GLOBAL	824,212.722	13.89%
California Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free	B	WELLS FARGO INVSTMNTS LLC	25,886.056	5.48%
California Fund		625 MARQUETTE AVE FL 13
		MINNEAPOLIS MN 55402

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Tax-Free	B	RBC CAPITAL MARKETS CORP	33,421.165	7.08%
California Fund		FBO BEVERLY
		FISCHGRUND TTEE
		FISCHGRUND TRUST
		1025 N CRESCENT DR
		BEVERLY HILLS CA 90210
Delaware Tax-Free	B	WELLS FARGO INVSTMNTS LLC	45,388.933	9.62%
California Fund		608 2ND AVE S FL 8
		MINNEAPOLIS MN 55402
Delaware Tax-Free	B	CITIGROUP GLOBAL	83,964.999	17.79%
California Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free	C	CHARLES SCHWAB & CO INC	95,960.272	7.50%
California Fund		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
Delaware Tax-Free	C	CITIGROUP GLOBAL	121,714.838	9.51%
California Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free	C	MLPF&S FOR THE SOLE	379,533.779	29.67%
California Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	B	MS&CO	14,444.904	5.24%
Colorado Fund		FBO PATRICK C ALLEN
		2468 LOGAN DR
		LOVELAND CO 80538
Delaware Tax-Free	B	MLPF&S FOR THE SOLE	20,466.733	7.43%
Colorado Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	B	ESTELLE R GOLDSTEIN TTEE OF	23,508.305	8.54%
Colorado Fund		THE GOLDSTEIN
		FAMILY TRUST A
		3260 NORTH 12TH STREET
		GRAND JUNCTION CO 81506
Delaware Tax-Free	B	NFS LLC	27,004.545	9.80%
Colorado Fund		FEBO FORREST & ANNETTE MEYER
		REVOC
		EDWARD R MEYER
		6250 S IOLA CT
		ENGLEWOOD CO 80111
Delaware Tax-Free	C	MLPF&S FOR THE SOLE	175,947.437	16.93%
Colorado Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
		JACKSONVILLE FL 32246-6484

Delaware Tax-Free Idaho	A	UBS FINANCIAL SERVICES INC.	371,884.662	5.16%
Fund		FBO GROSS FAMILY
		LIMITED PARTNERSHIP
		2455 E WOODSTONE DR
		HAYDEN ID 83835
Delaware Tax-Free Idaho	A	MLPF&S FOR THE SOLE	377,329.797	5.24%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free Idaho	B	WELLS FARGO INVSTMNTS LLC	15,808.100	5.40%
Fund		608 2ND AVE S FL 8
		MINNEAPOLIS MN 55402
Delaware Tax-Free Idaho	C	MLPF&S FOR THE SOLE	130,152.903	9.48%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	B	MLPF&S FOR THE SOLE	81,972.288	10.36%
Minnesota Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	C	MLPF&S FOR THE SOLE	283,401.592	10.48%
Minnesota Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	B	U S BANCORP INVSTMNTS INC	2,230.909	7.66%
Minnesota Intermediate		60 LIVINGSTON AVE
Fund		SAINT PAUL MN 55107
Delaware Tax-Free	B	IRENE EILBERT REV TR	4,361.373	14.97%
Minnesota Intermediate		NORTH MANKATO MN 56003
Fund
Delaware Tax-Free	B	U S BANCORP INVSTMNTS INC	4,970.089	17.05%
Minnesota Intermediate		60 LIVINGSTON AVE
Fund		SAINT PAUL MN 55107
Delaware Tax-Free	B	U S BANCORP INVSTMNTS INC	11,116.519	38.15%
Minnesota Intermediate		60 LIVINGSTON AVE
Fund		SAINT PAUL MN 55107
Delaware Tax-Free	A	BARBARA GOODFRIEND	1,180,225.060	9.39%
Money Fund		AND ELLIOTT GOODFRIEND
		VOORHEES NJ 08043
Delaware Tax-Free	CC	NANCY RHOADES	29,488.200	5.40%
Money Fund		ATLANTA GA 30309
Delaware Tax-Free	CC	GREGORY OBRIEN	49,876.580	9.14%
Money Fund		AND SHARON OBRIEN
		MEDIA PA 19063
Delaware Tax-Free	CC	GARY A THOMAS	83,399.070	15.28%

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Money Fund		CAMP HILL PA 17011
Delaware Tax-Free	CC	EDWARD J NOLAN AND GERTRUDE	199,164.920	36.50%
Money Fund		J NOLAN JT WROS
		GLENSIDE PA 19038
Delaware Tax-Free New	A	MLPF&S FOR THE SOLE	172,397.464	8.30%
York Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free New	A	ROBERTA B WENDEL	191,883.491	9.24%
York Fund		ITHACA NY 14850
Delaware Tax-Free New	B	FIRST CLEARING, LLC	6,231.980	6.23%
York Fund		BRYNA COOK SERRAO &
		JOSEPH SERRAO JT TEN
		450 CLINTON ST
		BROOKLYN NY 11231
Delaware Tax-Free New	B	CHARLES SCHWAB & CO INC	7,216.165	7.21%
York Fund		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
Delaware Tax-Free New	B	MS&CO	8,264.442	8.26%
York Fund		FBO PETER M HOROWITZ
		376 PRESIDENT ST
		BROOKLYN NY 11231
Delaware Tax-Free New	B	ALLISON DESALVO	9,376.457	9.37%
York Fund		SMITHTOWN NY 11787
Delaware Tax-Free New	B	EDWARD H NELSON	10,774.465	10.76%
York Fund		STATEN ISLAND NY 10312
Delaware Tax-Free New	B	NFS LLC	16,460.973	16.45%
York Fund		FEBO PAT PASSLOF
		80 FORSYTH ST
		NEW YORK NY 10002
Delaware Tax-Free New	B	MLPF&S FOR THE SOLE	21,969.776	21.95%
York Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free New	C	NFS LLC	67,552.600	14.37%
York Fund		FEBO BANK OF AMERICA NA
		IM JANE STEIN
		PO BOX 831575
		DALLAS TX 75283-1575
Delaware Tax-Free New	C	MLPF&S FOR THE SOLE	265,829.154	56.55%
York Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	A	MLPF&S FOR THE SOLE	3,535,263.144	5.59%
Pennsylvania Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Tax-Free	A	CITIGROUP GLOBAL	3,786,672.511	5.99%
Pennsylvania Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free	B	CITIGROUP GLOBAL	51,148.441	7.45%
Pennsylvania Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free	C	DAVID N ARMS AND	86,377.509	5.25%
Pennsylvania Fund		JANET E ARMS JT WROS
		PERKIOMENVLLE PA 18074
Delaware Tax-Free	C	MLPF&S FOR THE SOLE	164,296.944	9.99%
Pennsylvania Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free USA	A	CITIGROUP GLOBAL	3,183,822.607	6.45%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free USA	B	CITIGROUP GLOBAL	60,119.978	7.93%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free USA	B	MLPF&S FOR THE SOLE	104,465.691	13.79%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free USA	C	CITIGROUP GLOBAL	104,007.241	5.68%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free USA	C	MLPF&S FOR THE SOLE	656,711.145	35.84%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free USA	I	DMH CORP	102.392	98.28%
Fund		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware Tax-Free USA	A	MLPF&S FOR THE SOLE	8,580,822.267	22.28%
Intermediate Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free USA	B	CARMEN S OEFINGER	3,994.781	5.23%
Intermediate Fund		THE VILLAGES FL 32162

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Tax-Free USA	B	RICHARD J POSTHAUER	4,819.433	6.31%
Intermediate Fund		ELEANOR P POSTHAUER
		BABYLON NY 11702
Delaware Tax-Free USA	B	CITIGROUP GLOBAL	14,855.685	19.45%
Intermediate Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free USA	B	MLPF&S FOR THE SOLE	16,985.453	22.24%
Intermediate Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free USA	C	CITIGROUP GLOBAL	332,432.239	9.95%
Intermediate Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free USA	C	MLPF&S FOR THE SOLE	1,253,729.520	37.54%
Intermediate Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free USA	I	DMH CORP	94.476	98.18%
Intermediate Fund		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware Trend Fund	A	MLPF&S FOR THE SOLE	1,803,920.632	7.80%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Trend Fund	B	MLPF&S FOR THE SOLE	214,663.705	11.69%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Trend Fund	C	CITIGROUP GLOBAL	169,468.197	5.08%
		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Trend Fund	C	MLPF&S FOR THE SOLE	914,183.401	27.41%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Trend Fund	I	RS DMC EMPLOYEE MPP PLAN	311,233.476	17.67%
		DELAWARE MANAGEMENT CO
		EMPLOYEE MONEY PURCHASE
		PENSION
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Trend Fund	I	MLPF&S FOR THE SOLE	514,839.061	29.24%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Trend Fund	I	NFS LLC FEBO FIIOC AGENT FBO	991,776.021	56.32%
		QUALIFIED EMPLOYEE
		PLANS 401K FINOPS-IC FUNDS
		100 MAGELLAN WAY #KW1C
		COVINGTON KY 41015-1987
Delaware Trend Fund	R	GPC SECURITIES INC AGENT FOR	11,100.466	5.74%
		RELIANCE TRUST CO
		FBO TRANSITION PARTNERS
		401K PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Trend Fund	R	MLPF&S FOR THE SOLE	129,970.646	67.22%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware U.S. Growth	A	PRUDENTIAL INVESTMENT MGMT	3,875,753.446	32.17%
Fund		SVC
		FBO MUTUAL FUND CLIENTS
		MAIL STOP NJ 05-11-20
		3 GATEWAY CTR FL 11
		100 MULBERRY ST
		NEWARK NJ 07102-4000
Delaware U.S. Growth	B	CITIGROUP GLOBAL	63,383.338	9.73%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware U.S. Growth	C	CITIGROUP GLOBAL	105,861.260	8.03%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402

Delaware U.S. Growth	C	MLPF&S FOR THE SOLE	170,818.354	12.96%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware U.S. Growth	I	FIRST CLEARING LLC	2,140,117.213	5.25%
Fund		O’MELVENY & MYERS LLP
		RET COMM TTEE DB PLAN
		400 SOUTH HOPE STREET
		LOS ANGELES CA 90071
Delaware U.S. Growth	I	C/O M&I TRUST CO NA	4,384,349.676	10.76%
Fund		ATTN MF VALLEE & CO
		FBO VA
		11270 W PARK PL STE 400
		MILWAUKEE WI 53224-3638

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware U.S. Growth	I	PRUDENTIAL INVESTMENT MGMT	11,270,617.295	27.67%
Fund		SVC
		FBO MUTUAL FUND CLIENTS
		MAIL STOP NJ 05-11-20
		3 GATEWAY CTR FL 11
		100 MULBERRY ST
		NEWARK NJ 07102
Delaware U.S. Growth	R	ING	19,691.074	6.26%
Fund		ENHANCED K-CHOICE
		TRUSTEE: RELIANCE TRUST CO
		400 ATRIUM DRIVE
		SOMERSET NJ 08873
Delaware U.S. Growth	R	FRONTIER TRUST CO	23,537.445	7.49%
Fund		FBO OMNIBUS-VARIOUS
		RETIREMENT PLANS
		PO BOX 10758
		FARGO ND 58106-0758
Delaware U.S. Growth	R	LINCOLN LIFE & ANNUITY	26,031.073	8.28%
Fund		CO OF NY
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware U.S. Growth	R	LINCOLN NATIONAL LIFE	53,401.884	16.98%
Fund		INS COMPANY
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware U.S. Growth	R	STATE STREET BANK &	134,650.077	42.82%
Fund		TRUST CO
		FBO VARIOUS SYMETRA
		RETIREMENT PLANS
		PO BOX 12770
		OVERLAND PARK KS 66282-2770
Delaware Value Fund	A	MLPF&S FOR THE SOLE	1,766,846.486	5.21%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Value Fund	B	CITIGROUP GLOBAL	23,132.298	5.91%
		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Value Fund	B	MLPF&S FOR THE SOLE	128,158.877	32.77%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Value Fund	C	MLPF&S FOR THE SOLE	1,694,544.475	58.97%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Value Fund	I	PATTERSON & CO	1,780,688.774	23.96%
		OMNIBUS CASH ACCOUNT
		1525 WEST W T HARRIS BLVD
		CHARLOTTE NC 28288
Delaware Value Fund	I	PRUDENTIAL INVESTMENT MGMT	4,832,329.743	65.01%
		SVC
		FBO MUTUAL FUND CLIENTS
		MAIL STOP NJ 05-11-20
		3 GATEWAY CTR FL 11
		100 MULBERRY ST
		NEWARK NJ 07102
Delaware Value Fund	R	GPC AS AGENT FOR	12,299.524	5.85%
		RELIANCE TRUST COMPANY
		FBO WILLIAMS MACHINE & TOOL
		401(K) PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Value Fund	R	GPC SECURITIES INC AGENT FOR	12,815.720	6.09%
		RELIANCE TRUST CO
		FBO ENGLAND THIMS & MILLER
		INC 401K
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Value Fund	R	GPC SECURITIES INC AGENT FOR	14,146.063	6.72%
		RELIANCE TRUST CO
		FBO WEST HILLS DEVELOPMENT
		CO 401K PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Value Fund	R	MG TRUST CO CUST FBO AZUR	14,909.927	7.09%
		PHARMA 401K PS PLAN
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Value Fund	R	LINCOLN NATIONAL LIFE	41,369.727	19.66%
		INS COMPANY
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware Value Fund	R	GPC SECURITIES INC AGENT FOR	48,619.364	23.11%
		RELIANCE TRUST CO
		FBO BLACK STONE ENERGY CO
		401(K) PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377

[Form of Proxy Card]

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 12, 2009

[Registrant Listed on Schedule A]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares and appoints A n t h o n y G . C i a v a r e l l i , David F. Connor, E m i l i a P . W a n g , a n d Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of [ Ea ch F un d Lis te d on S ch ed ul e A] ( the “Fund”), a series of [Each Registrant Listed on Schedule A] (the “Trust”), indicated on the reverse side of this proxy card to be held at th e o ff ice s of St ra dl ey R on on St ev en s & Yo un g, LL P, O ne Commerce Square, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3 :00 p.m. Eastern time, or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: this proxy statement is available at www.delawareinvestments.com.

PLEASE SIGNAND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                            KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	Vote on Trustees

1.	To elect a Board of Trustees for each of the Trusts					FOR	WITHHOLD	FOR ALL
						ALL	ALL	EXCEPT
		Nominees:

	01)	THOMAS L. BENNETT	04)	ANTHONY D. KNERR	07)	THOMAS F. MADISON
	02)	PATRICK P. COYNE	05)	LUCINDAS. LANDRETH	08)	JANET L. YEOMANS 0	0	0
	03)	JOHN A. FRY	06)	ANN R. LEVEN	09)	J. RICHARD ZECHER

	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on
	the line below.

Vote on Approval of Investment Advisory Agreement	FOR	AGAINST	ABSTAIN

2. To approve a new investment advisory agreement between each Fund and Delaware	0	0	0
Management Company, a series of Delaware Management Business Trust

THIS PROXYCARDISONLY VALID WHEN SIGNEDAND DATED.PLEASE DATEAND SIGN NAME OR NAMESBELOW AS PRINTEDABOVETOAUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,ADMINISTRATOR,TRUSTEE OROTHERREPRESENTATIVESHOULD GIVE FULL TITLE AS SUCH.

_________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                      Date                                                                             Signature (Joint Owners)                          Date

SCHEDULE A

Trust	Funds
Delaware Group Adviser Funds	Delaware Diversified Income Fund
Delaware U.S. Growth Fund
Delaware Group Cash Reserve	Delaware Cash Reserve Fund
Delaware Group Equity Funds I	Delaware Mid Cap Value Fund
Delaware Group Equity Funds II	Delaware Large Cap Value Fund
Delaware Value® Fund
Delaware Group Equity Funds III	Delaware American Services Fund
Delaware Small Cap Growth Fund
Delaware Trend® Fund
Delaware Group Equity Funds IV	Delaware Global Real Estate Securities Fund
Delaware Growth Opportunities Fund
Delaware Healthcare Fund
Delaware Group Equity Funds V	Delaware Dividend Income Fund
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund
Delaware Group Foundation Funds	Delaware Foundation® Equity Fund
Delaware Aggressive Allocation Portfolio[1]
Delaware Conservative Allocation Portfolio[2]
Delaware Moderate Allocation Portfolio[3]
Delaware Group Global & International Funds	Delaware Emerging Markets Fund
Delaware Focus Global Growth Fund
Delaware Global Value Fund
Delaware International Value Equity Fund
Delaware Group Government Fund	Delaware Core Plus Bond Fund
Delaware Inflation Protected Bond Fund
Delaware Group Income Funds	Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Group Limited-Term Government Funds	Delaware Limited-Term Diversified Income Fund
Delaware Group State Tax-Free Income Trust	Delaware Tax-Free Pennsylvania Fund
Delaware Group Tax-Free Fund	Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund
Delaware Group Tax-Free Money Fund	Delaware Tax-Free Money Fund
Delaware Pooled® Trust	Delaware REIT Fund
(also known as The Real Estate Investment Trust Portfolio)
Voyageur Insured Funds	Delaware Tax-Free Arizona Fund
Voyageur Intermediate Tax Free Funds	Delaware Tax-Free Minnesota Intermediate Fund
Voyageur Mutual Funds	Delaware Minnesota High-Yield Municipal Bond Fund
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund
Voyageur Mutual Funds II	Delaware Tax-Free Colorado Fund
Voyageur Mutual Funds III	Delaware Large Cap Core Fund
Delaware Select Growth Fund
Voyageur Tax Free Funds	Delaware Tax-Free Minnesota Fund